As filed with the Securities and Exchange Commission on October 30, 2020

Securities Act File No. 333-240306

Investment Company Act File No. 811-10337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock New York Municipal Income Trust

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

With copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Janey Ahn, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common shares of beneficial interest $0.001 par value	12,879,618	$14.73	$189,716,774	$20,718.80

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Net asset value per common share on October 28, 2020.
(3)	$129.80 previously paid in connection with the registration of $1,000,000 worth of common shares on August 3, 2020.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Common Shareholders of BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock New York Municipal Income Trust (“BNY”).

b.	Questions & Answers for Common Shareholders of BSE, BFY and BNY.

c.	Notice of Joint Special Meeting of Shareholders of BSE, BFY and BNY.

d.	Joint Proxy Statement/Prospectus regarding the proposed reorganizations of BSE and BFY into BNY.

e.	Statement of Additional Information regarding the proposed reorganizations of BSE and BFY into BNY.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK NEW YORK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

[●], 2020

Dear Common Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock New York Municipal Income Trust (“BNY” or the “Acquiring Fund” and collectively with BSE and BFY, the “Funds,” and each, a “Fund”), to be held on December 15, 2020 at 10:00 a.m. (Eastern time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Common Shareholders of BSE: You and the preferred shareholders of BSE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BSE and the Acquiring Fund (the “BSE Reorganization Agreement”) and the transactions contemplated therein, including the termination of BSE’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of BSE under Delaware law (the “BSE Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BSE, although there are some differences. Preferred shareholders of BSE are also being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the BSE Reorganization.

Common Shareholders of BFY: You and the preferred shareholders of BFY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFY and the Acquiring Fund (the “BFY Reorganization Agreement” and together with the BSE Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including the termination of BFY’s registration under the 1940 Act and the dissolution of BFY under Delaware law (the “BFY Reorganization”). The Acquiring Fund has a substantially similar investment objective and similar investment strategies, policies and restrictions as BFY, although there are some differences. Preferred shareholders of BFY are also being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the BFY Reorganization.

Common Shareholders of the Acquiring Fund: You and the preferred shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BSE Reorganization and the BFY Reorganization (each, a “Reorganization”). Preferred shareholders of the Acquiring Fund are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein.

The enclosed Joint Proxy Statement/Prospectus is only being delivered to the Funds’ common shareholders. The preferred shareholders of each Fund are also being asked to attend the Special Meeting and to vote as a separate class with respect to the proposals described above. Each Fund is delivering to its preferred shareholders a separate proxy statement with respect to the proposals described above.

The Board of Trustees of each Fund believes that the proposal that the common shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of October 16, 2020, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetingcenter.io/295614271 by entering the control number found in the shaded box on your proxy card and password BLK2020 on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-767-8867.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted “FOR” the proposal. If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares as you instruct at the Special Meeting.

[●], 2020

IMPORTANT NOTICE

TO COMMON SHAREHOLDERS OF

BLACKROCK NEW YORK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY” and together with BSE, the “Target Funds”) and BlackRock New York Municipal Income Trust (“BNY” or the “Acquiring Fund” and collectively with BSE and BFY, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (together, the “Closing Date”) of the Reorganizations will be sometime during the first quarter of 2021, but they may be at a different time as described in the Joint Proxy Statement/Prospectus.

The enclosed Joint Proxy Statement/Prospectus is being sent only to the common shareholders of BSE, BFY and the Acquiring Fund. Each of BSE and BFY is separately soliciting the votes of its holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) and the Acquiring Fund is separately soliciting the votes of its holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders,” and together with VRDP Shares and the common shares of each Fund, the “Shares”), as applicable, through a separate proxy statement.

Q: Why is a shareholder meeting being held?

A:

Common Shareholders of BlackRock New York Municipal Income Quality Trust (NYSE Ticker: BSE): You and the VRDP Holders of BSE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BSE and the Acquiring Fund (the “BSE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BSE’s assets and the assumption by the Acquiring Fund of substantially all of BSE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BSE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BSE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BSE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BSE Reorganization”). If the BSE Reorganization Agreement is approved, prior to the Closing Date of the BSE Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BSE’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (the “Acquiring Fund/BSE VMTP Refinancing”). If the Acquiring Fund/BSE VMTP Refinancing is not completed prior to the Closing Date of the BSE Reorganization, then the BSE Reorganization will not be consummated.

BSE VRDP Holders are also being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the BSE Reorganization through a separate proxy statement.

Common Shareholders of BlackRock New York Municipal Income Trust II (NYSE Ticker: BFY): You and the VRDP Holders of BFY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFY and the Acquiring Fund (the “BFY Reorganization Agreement,” and together with the BSE Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFY’s assets and the assumption by the

i

Acquiring Fund of substantially all of BFY’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BFY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BFY of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFY in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFY Reorganization” and together with the BSE Reorganization, the “Reorganizations”). If the BFY Reorganization Agreement is approved, prior to the Closing Date of the BFY Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BFY’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (the “Acquiring Fund/BFY VMTP Refinancing” and together with the Acquiring Fund/BSE VMTP Refinancing, the “Acquiring Fund VMTP Refinancings”). If the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the Closing Date of the BFY Reorganization, then the BFY Reorganization will not be consummated.

BFY VRDP Holders are also being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the BFY Reorganization through a separate proxy statement.

Common Shareholders of BlackRock New York Municipal Income Trust (NYSE Ticker: BNY): You and the Acquiring Fund VMTP Holders are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

Acquiring Fund VMTP Holders are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein through a separate proxy statement.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Trustees (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”) and portfolio management team.

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of each Fund after giving effect to the Combined Fund Advisory Fee Reduction;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization Agreement(s) and the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the applicable Acquiring Fund VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that only one of the Reorganizations is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:

For the 12-month period ended August 31, 2020, the Total Expense Ratios of the BSE and BFY were 2.22% and 2.35%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio of the Acquiring Fund was 2.36%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. If either of the Reorganizations are consummated, the Investment Advisor has agreed to reduce the contractual investment advisory rate payable by the Combined Fund from 0.60% to 0.55% of the average weekly managed assets (as defined below) of the Combined Fund (the “Combined Fund Advisory Fee Reduction”), effective on the Closing Date of such Reorganization.

As of August 31, 2020 for BSE and BFY, and as of July 31, 2020 for the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
2.22%	2.35%	2.36%	2.05%	2.08%	2.04%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 2.04% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.18%, 0.31% and 0.32%, respectively.

Each Fund’s Total Expenses include interest expense associated with such Fund’s VRDP Shares or VMTP Shares, as applicable. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense) of BSE and BFY were 1.18% and 1.24%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense) of the Acquiring Fund was 1.16%.

Each Fund’s Total Expenses include Reorganization-related expenses which will not be incurred in the Combined Fund. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense and Reorganization-related expenses) of BSE and BFY were 1.13% and 1.18%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense and Reorganization-related expenses) of the Acquiring Fund was 1.14%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 1.00% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (excluding interest expense and Reorganization-related expenses and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.13%, 0.18% and 0.14%, respectively.

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the relevant Fund’s average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction effective on the Closing Date of such Reorganization, resulting in a contractual investment advisory fee rate of 0.55% of the average weekly managed assets of the Combined Fund. Thus, the Combined Fund will have the same annual contractual investment advisory fee rate as each of BSE and BFY and a lower annual contractual investment advisory fee rate than the Acquiring Fund. Please see “Expense Table For Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment advisory fee rate and actual investment advisory fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings, distributions and undistributed net income of the Funds?

A:

The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations (after giving effect to the Combined Fund Advisory Fee Reduction) is expected to be potentially higher than each Fund’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BSE and BFY shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the valuation time for the Reorganizations would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular

v

distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BSE and BFY), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Q:	Have common shares of each Fund historically traded at a premium or discount?

A:

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of August 31, 2020.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
BSE	$13.33	$14.97	(10.96)%
BFY	$13.99	$15.39	(9.10)%
Acquiring Fund (BNY)	$13.72	$14.92	(8.04)%

To the extent BSE’s or BFY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BSE’s or BFY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BSE and BFY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

Q:	How will holders of preferred shares be affected by the Reorganizations?

A:

As of the date of the enclosed Joint Proxy Statement/Prospectus, BSE and BFY each has VRDP Shares outstanding and the Acquiring Fund has VMTP Shares outstanding. As of August 31, 2020, BSE had 405 Series W-7 VRDP Shares outstanding, BFY had 444 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 945 Series W-7 VMTP Shares outstanding. Pursuant to the Acquiring Fund VMTP Refinancings, it is expected that prior to the Reorganizations, all of the VMTP Shares of the Acquiring Fund will be refinanced into Acquiring Fund VRDP Shares, with terms substantially identical to those of the BSE VRDP Shares and BFY VRDP Shares. In connection with the Reorganizations, and assuming that the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, the Acquiring Fund expects to issue 405 additional VRDP Shares to BSE VRDP Holders and 444 additional VRDP Shares to BFY VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,794 VRDP Shares outstanding. If an Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then such Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year special rate period that will end on April 15, 2021, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, portfolio managers, officers and trustees. Each Fund is formed as a Delaware statutory trust.

Each of the Acquiring Fund, BSE and BFY has its common shares listed on the NYSE. BSE and BFY each has privately placed VRDP Shares outstanding. The Acquiring Fund has privately placed VMTP Shares outstanding. Each of the Acquiring Fund, BSE and BFY is, and the Combined Fund will be, managed by a team of investment professionals led by Michael Perilli, CFA and Walter O’Connor, CFA.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar (or, in the case of BFY’s investment objective, substantially similar) to those of BSE and BFY, although there are some differences.

Investment Objective:

BSE	BFY	Acquiring Fund (BNY)
The Fund’s investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes.	The Fund’s investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.	The Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes.

New York Municipal Bonds: Below is a comparison of each Fund’s 80% investment policy with respect to municipal bonds, the interest of which is exempt from federal income tax and New York State and New York City personal income tax.

BSE	BFY	Acquiring Fund (BNY)
The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax).	The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “managed assets” are the Fund’s net assets plus borrowings for investment purposes.

Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc., S&P Global Ratings or Fitch Ratings) or are unrated but judged to be of comparable quality by the Investment Advisor.

BSE	BFY	Acquiring Fund (BNY)
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in investment grade quality municipal bonds.	The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment grade quality municipal bonds.	The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

BSE	BFY	Acquiring Fund (BNY)
Same as the Acquiring Fund.	Same as the Acquiring Fund.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage: Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BSE and BFY currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund currently leverages its assets through the issuance of VMTP Shares and TOBs and is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VRDP Shares and TOBs. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BSE	VRDP Shares	1.51%
BFY	VRDP Shares	1.51%
Acquiring Fund (BNY)	VMTP Shares	1.81%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of August 31, 2020, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BSE into the Acquiring Fund had taken place as of August 31, 2020, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BFY into the Acquiring Fund had taken place as of August 31, 2020, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of August 31, 2020.

Ratios	BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
Asset Coverage Ratio	341.03%	273.46%	304.82%	315.69%	294.80%	305.24%
Regulatory Leverage Ratio(1)	29.00%	37.00%	32.81%	31.68%	33.92%	32.76%
Effective Leverage Ratio(2)	40.42%	42.61%	41.77%	41.33%	42.01%	41.60%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganizations be effected?

A:

Assuming a Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BSE and BFY VRDP Shares, and assuming the applicable Acquiring Fund VMTP Refinancing is completed prior to the Closing Date of the Reorganization, the Acquiring Fund will acquire substantially all of the applicable Target Fund’s assets and assume substantially all of such Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional common shares). The applicable Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of a Reorganization, then such Reorganization will not be consummated.

Shareholders of BSE and BFY will become shareholders of the Acquiring Fund. Common shareholders of BSE and BFY will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of BSE and BFY such shareholders held immediately prior to the Closing Date (although common shareholders of BSE and BFY may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BSE and BFY common shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and

x

requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year special rate period that will end on April 15, 2021, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VRDP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:

You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense.

Common shareholders of each Fund will indirectly bear all of the costs of the Reorganizations. Because of the expected expense savings and other anticipated benefits for each of the Acquiring Fund, BSE and BFY, the Investment Advisor recommended and the Board of each such Fund has approved that its respective Fund be responsible for its own reorganization expenses. The expenses of the Reorganizations are estimated to be approximately $152,200 for the Acquiring Fund, $144,100 for BSE and $131,800 for BFY. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be $90,000. The Acquiring Fund VMTP Refinancing costs will be amortized over the life of the VRDP Shares by the Combined Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A:	The BSE Reorganization is contingent upon the following approvals:

1.

The approval of the BSE Reorganization Agreement and the transactions contemplated therein, including the termination of BSE’s registration under the 1940 Act and the dissolution of BSE under Delaware law, by BSE’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the BSE Reorganization Agreement and the transactions contemplated therein, including the termination of BSE’s registration under the 1940 Act and the dissolution of BSE under Delaware law, by BSE’s VRDP Holders voting as a separate class;

3.	The approval of the Issuance with respect to the BSE Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class; and

4.	The approval of the BSE Reorganization Agreement and the transactions contemplated therein by Acquiring Fund VMTP Holders voting as a separate class.

The BSE Reorganization is contingent upon the Acquiring Fund/BSE VMTP Refinancing. If the Acquiring Fund/BSE VMTP Refinancing is not completed prior to the Closing Date of the BSE Reorganization, then the BSE Reorganization will not be consummated.

The BFY Reorganization is contingent upon the following approvals:

1.

The approval of the BFY Reorganization Agreement and the transactions contemplated therein, including the termination of BFY’s registration under the 1940 Act and the dissolution of BFY under Delaware law, by BFY’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the BFY Reorganization Agreement and the transactions contemplated therein, including the termination of BFY’s registration under the 1940 Act and the dissolution of BFY under Delaware law, by BFY’s VRDP Holders voting as a separate class;

3.	The approval of the Issuance with respect to the BFY Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class;

4.	The approval of the BFY Reorganization Agreement and the transactions contemplated therein by Acquiring Fund VMTP Holders voting as a separate class.

The BFY Reorganization is contingent upon the Acquiring Fund/BFY VMTP Refinancing. If the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the Closing Date of the BFY Reorganization, then the BFY Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Reorganization are not obtained, an Acquiring Fund VMTP Refinancing is not completed or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Delaware statutory trust registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BSE and BFY VRDP Shares. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BSE or BFY will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BSE, BFY or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganizations; there is no guarantee that such preferred shareholder(s) will approve the Reorganizations, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein by the Acquiring Fund VMTP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VMTP Shares. If Acquiring Fund VMTP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on December 15, 2020, at 10:00 a.m. (Eastern Time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link.

Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on October 16, 2020 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetingcenter.io/295614271 by entering the control number found in the shaded box in your proxy card and password BLK2020 on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 1-866-767-8867.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganizations is set forth in the accompanying Proxy Statement/Prospectus.

Please read it carefully.

BLACKROCK NEW YORK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock New York Municipal Income Quality Trust (NYSE Ticker: BSE) (“BSE”), BlackRock New York Municipal Income Trust II (NYSE Ticker: BFY) (“BFY”) and BlackRock New York Municipal Income Trust (NYSE Ticker: BNY) (“BNY” or the “Acquiring Fund,” and collectively with BSE and BFY, the “Funds,” and each, a “Fund”) will be held on December 15, 2020 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BSE:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BSE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BSE and the Acquiring Fund (the “BSE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BSE’s assets and the assumption by the Acquiring Fund of substantially all of BSE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BSE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BSE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BSE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BSE Reorganization”). If the BSE Reorganization Agreement is approved, prior to the effective date of the BSE Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BSE’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (the “Acquiring Fund/BSE VMTP Refinancing”). If the Acquiring Fund/BSE VMTP Refinancing is not completed prior to the effective date of the BSE Reorganization, then the BSE Reorganization will not be consummated.

Proposal 1(B): The VRDP Holders of BSE are being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the BSE Reorganization.

For Shareholders of BFY:

Proposal 1(C): The common shareholders and VRDP Holders of BFY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFY and the Acquiring Fund (the “BFY Reorganization Agreement” and together with the BSE Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFY’s assets and the assumption by the Acquiring Fund of substantially all of BFY’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BFY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BFY of its registration under the 1940

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Act, and the liquidation, dissolution and termination of BFY in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFY Reorganization” and together with the BSE Reorganization, the “Reorganizations”). If the BFY Reorganization Agreement is approved, prior to the effective date of the BFY Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BFY’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (the “Acquiring Fund/BFY VMTP Refinancing” and together with the Acquiring Fund/BSE VMTP Refinancing, the “Acquiring Fund VMTP Refinancings”). If the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the effective date of the BFY Reorganization, then the BFY Reorganization will not be consummated.

Proposal 1(D): The VRDP Holders of BFY are being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the BFY Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The holders of VMTP Shares (“VMTP Holders”) of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the transactions contemplated therein.

Proposal 1(F): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the transactions contemplated therein.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BSE Reorganization Agreement (the “BSE Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFY Reorganization Agreement (the “BFY Issuance” and together with the BSE Issuance, the “Issuances”).

Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on October 16, 2020 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 2(A) and Proposal 2(B) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible,

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regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetingcenter.io/295614271 by entering the control number found in the shaded box on your proxy card and password BLK2020 on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF TRUSTEES (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES, OF THE ACQUIRING FUND, AS APPLICABLE, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

[●], 2020

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YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2020.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-31540

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The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 30, 2020

JOINT PROXY STATEMENT/PROSPECTUS

Dated [●], 2020

BLACKROCK NEW YORK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of BlackRock New York Municipal Income Quality Trust (NYSE Ticker: BSE) (“BSE”), BlackRock New York Municipal Income Trust II (NYSE Ticker: BFY) (“BFY”) and/or BlackRock New York Municipal Income Trust (NYSE Ticker: BNY) (“BNY” or the “Acquiring Fund” and collectively with BSE and BFY, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (the “Board,” the members of which are referred to as “Board Members”). Each of BSE and BFY may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.” The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on December 15, 2020 at 10:00 a.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your common shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [●], 2020.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BSE:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BSE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BSE and the Acquiring Fund (the “BSE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BSE’s assets and the assumption by the Acquiring Fund of substantially all of BSE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BSE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BSE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BSE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BSE Reorganization”). If the BSE Reorganization Agreement is approved, prior to the Closing Date (as defined below) of the BSE Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BSE’s

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outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (the “Acquiring Fund/BSE VMTP Refinancing”). If the Acquiring Fund/BSE VMTP Refinancing is not completed prior to the effective date of the BSE Reorganization, then the BSE Reorganization will not be consummated.

Proposal 1(B): The VRDP Holders of BSE are being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the BSE Reorganization.

For Shareholders of BFY:

Proposal 1(C): The common shareholders and the VRDP Holders of BFY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFY and the Acquiring Fund (the “BFY Reorganization Agreement” and together with the BSE Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFY’s assets and the assumption by the Acquiring Fund of substantially all of BFY’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BFY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BFY of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFY in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFY Reorganization” and together with the BSE Reorganization, the “Reorganizations”). If the BFY Reorganization Agreement is approved, prior to the Closing Date of the BFY Reorganization, it is expected that the Acquiring Fund will issue VRDP Shares, with terms substantially identical to the terms of BFY’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (the “Acquiring Fund/BFY VMTP Refinancing” and together with the Acquiring Fund/BSE VMTP Refinancing, the “Acquiring Fund VMTP Refinancings”). If the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the effective date of the BFY Reorganization, then the BFY Reorganization will not be consummated.

Proposal 1(D): The VRDP Holders of BFY are being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the BFY Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the transactions contemplated therein.

Proposal 1(F): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the transactions contemplated therein.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BSE Reorganization Agreement (the “BSE Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFY Reorganization Agreement (the “BFY Issuance” and together with the BSE Issuance, the “Issuances”).

It is expected that the effective dates (together, the “Closing Date”) of the Reorganizations will be sometime during the first quarter of 2021, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

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Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to common shareholders of the Funds in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Joint Proxy Statement/Prospectus and the accompanying materials will commence on or about [●], 2020.

Shareholders of record of each Fund as of the close of business on October 16, 2020 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VRDP Share or VMTP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares or VMTP Shares, as applicable, and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Voting Information and Requirements.”

This Joint Proxy Statement/Prospectus is only being delivered to the common shareholders of each Fund. Each Fund is separately soliciting the votes of its respective preferred shareholders on each of the foregoing proposals that require the vote of preferred shareholders through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Each Fund is formed as a Delaware statutory trust. Each of BSE and BFY is a non-diversified, closed-end management investment company registered under the 1940 Act. The Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, policies and restrictions.

Assuming each of the Reorganizations receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BSE and BFY in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BSE and BFY shareholders (although cash may be distributed in lieu of fractional common shares) and each of BSE and BFY will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

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All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetingcenter.io/295614271 by entering the control number found in the shaded box on your proxy card and password BLK2020 on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-767-8867.

This Joint Proxy Statement/Prospectus sets forth concisely the information that common shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated [●], 2020, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

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BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock New York Municipal Income Trust are listed on the NYSE under the ticker symbol “BNY” and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock New York Municipal Income Quality Trust are listed on the NYSE under the ticker symbol “BSE” and the common shares of BlackRock New York Municipal Income Trust II are listed on the NYSE under the ticker symbol “BFY.”

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with each Issuance. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Reorganizations	Assuming all of the Reorganizations receive the requisite shareholder approvals, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BSE and BFY VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BSE and BFY in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BSE and BFY shareholders (although cash may be distributed in lieu of fractional common shares) and each of BSE and BFY will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

As a result of the Reorganizations, each common shareholder of BSE and BFY will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BSE or BFY common shares immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

If the BSE Reorganization Agreement is approved, prior to the Closing Date, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of BSE’s outstanding VMTP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares. If the Acquiring Fund/BSE VMTP Refinancing is not completed prior to the Closing Date of the BSE Reorganization, then the BSE Reorganization will not be consummated.

If the BFY Reorganization Agreement is approved, prior to the Closing Date, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of BFY’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares. If the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the Closing Date of the BFY Reorganization, then the BFY Reorganization will not be consummated.

On the Closing Date of the Reorganizations, each outstanding VRDP Share of BSE and BFY will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof)

applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year special rate period that will end on April 15, 2021, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization and the completion of the Acquiring Fund VMTP Refinancings prior to the Closing Date of the respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of each of BSE and BFY, it is expected that the Closing Date of the Reorganizations will be sometime during the first quarter of 2021, but it may be at a different time as described herein.

Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If the requisite shareholder approvals for a Reorganization are not obtained, or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Delaware statutory trust registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Reorganizations	The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions and are managed by the same investment adviser and portfolio management team.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of each Fund after giving effect to the Combined Fund Advisory Fee Reduction; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the applicable Acquiring Fund VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one or more Reorganizations is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

Net and Managed Assets	As of August 31, 2020, BSE had approximately $97.6 million in net assets and approximately $163.6 million in managed assets, BFY had approximately $77.0 million in net assets and approximately $134.0 million in managed assets, and the Acquiring Fund had approximately $193.6 million in net assets and approximately $331.9 million in managed assets.

Total Expenses and Management Fees	For the 12-month period ended August 31, 2020, the Total Expense Ratios of the BSE and BFY were 2.22% and 2.35%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio of the Acquiring Fund was 2.36%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. If either of the Reorganizations are consummated, the Investment Advisor has agreed to reduce the contractual investment advisory rate payable by the Combined Fund from 0.60% to 0.55% of the average weekly managed assets (as defined below) of the Combined Fund (the “Combined Fund Advisory Fee Reduction”), effective on the Closing Date of such Reorganization.

As of August 31, 2020 for BSE and BFY, and as of July 31, 2020 for the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
2.22%	2.35%	2.36%	2.05%	2.08%	2.04%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 2.04% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.18%, 0.31% and 0.32%, respectively.

Each Fund’s Total Expenses include interest expense associated with such Fund’s VRDP Shares or VMTP Shares, as applicable. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense) of BSE and BFY were 1.18% and 1.24%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense) of the Acquiring Fund was 1.16%.

Each Fund’s Total Expenses include Reorganization-related expenses which will not be incurred in the Combined Fund. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense and Reorganization-related expenses) of BSE and BFY were 1.13% and 1.18%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense and Reorganization-related expenses) of the Acquiring Fund was 1.14%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 1.00% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (excluding interest expense and Reorganization-related expenses and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.13%, 0.18% and 0.14%, respectively.

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the relevant Fund’s average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction effective on the Closing Date of such Reorganization, resulting in a contractual investment advisory fee rate of 0.55% of the average weekly managed assets of the Combined Fund. Thus, the Combined Fund will have the same annual contractual investment advisory fee rate as each of BSE and BFY and a lower annual contractual investment advisory fee rate than the Acquiring Fund. Please see “Expense Table For Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment advisory fee rate and actual investment advisory fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Earnings, Distributions and Undistributed Net Investment Income	Earnings and Distribution Rate: The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations (after giving effect to the Combined Fund Advisory Fee Reduction) is expected to be potentially higher than each Fund’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Distribution Policy: Each Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of such Fund’s common shares, except as described below under “Undistributed Net Investment Income.” Each Fund intends to pay any capital gains distributions at least annually. A Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution may involve a return of the common shareholder’s original investment. Though not currently taxable, such a distribution may lower a common shareholder’s basis in such Fund, thus potentially subjecting the common shareholder to future tax consequences in connection with the sale of Fund common shares, even if sold at a loss to the common shareholder’s original investment. See “Dividends and Distributions—Tax Treatment of Distributions.” When total distributions exceed total return performance for the period, the difference will reduce a Fund’s total assets and NAV and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long-term investment.

Automatic Dividend Reinvestment: Common shareholders of each Fund will automatically have all dividends and distributions reinvested in common shares of such Fund in accordance with such Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined below), at (800) 699-1236. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BSE and BFY shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”) would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BSE and BFY), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Internal Revenue Code of 1986, as amended (the (“Code”)), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV of Common Shares	The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of August 31, 2020.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
BSE	$13.33	$14.97	(10.96)%
BFY	$13.99	$15.39	(9.10)%
Acquiring Fund (BNY)	$13.72	$14.92	(8.04)%

To the extent BSE’s or BFY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BSE’s or BFY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BSE and BFY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

Preferred Shares	As of August 31, 2020, BSE has 405 Series W-7 VRDP Shares outstanding, BFY has 444 Series W-7 VRDP Shares outstanding and the Acquiring Fund has 945 Series W-7 VMTP Shares outstanding.

For the fiscal year ended August 31, 2020, the annualized dividend rates for the VRDP Shares of BSE and BFY were 1.51% and 1.51%, respectively.

For the fiscal year ended July 31, 2020, the annualized dividend rates for the VMTP Shares of the Acquiring Fund was 1.81%.

Prior to the Reorganizations, it is expected that all of the VMTP Shares of the Acquiring Fund will be refinanced into Acquiring Fund VRDP Shares with terms substantially identical to those of the outstanding BSE VRDP Shares and the BFY VRDP Shares. In connection with the Reorganizations, and assuming that the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, the Acquiring

Fund expects to issue 405 additional VRDP Shares to BSE VRDP Holders and 444 additional VRDP Shares to BFY VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,794 VRDP Shares outstanding. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of a Reorganization, then such Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds. See “Summary—Expenses of the Reorganizations” for additional information.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Reorganizations	Common shareholders of each Fund will indirectly bear all of the costs of the Reorganizations. Because of the expected expense savings and other anticipated benefits for each of the Acquiring Fund, BSE and BFY, the Investment Advisor recommended and the Board of each such Fund has approved that its respective Fund be responsible for its own reorganization expenses. The expenses of the Reorganizations are estimated to be approximately $152,200 for the Acquiring Fund, $144,100 for BSE and $131,800 for BFY. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be $90,000. The Acquiring Fund VMTP Refinancing costs will be amortized over the life of the VRDP Shares by the Combined Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights	Common shareholders of the Acquiring Fund, BSE and BFY do not have appraisal rights for their respective common shares because such Funds are formed as Delaware statutory trusts and each Fund’s Agreement and Declaration of Trust states that the shareholders are not entitled to appraisal rights.

U.S. Federal Income Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	Each Fund is formed as a statutory trust under the laws of the State of Delaware. Each of BSE and BFY is a non-diversified, closed-end management investment company registered under the 1940 Act. The Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Acquiring Fund has a July 31 fiscal year end. BSE and BFY have an August 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “BNY.”

BSE common shares are listed on the NYSE as “BSE.”

BFY common shares are listed on the NYSE as “BFY.”

Each of BSE and BFY has VRDP Shares outstanding and the Acquiring Fund has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar (or, in the case of BFY’s investment objective, substantially similar) to those of BSE and BFY, although there are some differences.

Investment Objective:

BSE’s investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes.

BFY’s investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

The investment objective of each of BSE and BFY is non-fundamental and may be changed without a vote of a majority of outstanding voting securities.

The Acquiring Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes.

New York Municipal Bonds:

For BSE, the Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

For BFY, the Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax).

The Acquiring Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Acquiring Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Acquiring Fund’s net assets plus borrowings for investment purposes.

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of August 31, 2020, (ii) the Combined Fund, assuming only the Reorganization of BSE into the Acquiring Fund was consummated as of August 31, 2020, (iii) the Combined Fund, assuming only the Reorganization of BFY into the Acquiring Fund was consummated as of August 31, 2020, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of August 31, 2020.

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
99%	99%	99%	99%	99%	99%

Investment Grade Securities:

For BSE, the Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in investment grade quality municipal bonds.

For BFY, the Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment grade quality municipal bonds.

The Acquiring Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds.

Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor.

Bond Maturity:

For each of BSE, BFY and the Acquiring Fund, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. Each Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BSE and BFY currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund currently leverages its assets through the issuance of VMTP Shares and TOBs and is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VRDP Shares and TOBs. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BSE	VRDP Shares	1.51%
BFY	VRDP Shares	1.51%
Acquiring Fund (BNY)	VMTP Shares	1.81%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of August 31, 2020, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BSE into the Acquiring Fund had taken place as of August 31, 2020, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BFY into the Acquiring Fund had taken place as of August 31, 2020, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of August 31, 2020.

Ratios	BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
Asset Coverage Ratio	341.03%	273.46%	304.82%	315.69%	294.80%	305.24%
Regulatory Leverage Ratio(1)	29.00%	37.00%	32.81%	31.68%	33.92%	32.76%
Effective Leverage Ratio(2)	40.42%	42.61%	41.77%	41.33%	42.01%	41.60%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each of BSE, BFY and the Acquiring Fund is managed by a team of investment professionals led by Michael Perilli, CFA and Walter O’Connor, CFA. Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Perilli, CFA and Walter O’Connor, CFA.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds

Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to BSE and BFY VRDP Shares	Bank of America, N.A.

Remarketing Agent to BSE and BFY VRDP Shares	BofA Securities, Inc.

Tender and Paying Agent to BSE and BFY VRDP Shares; Redemption and Paying Agent to Acquiring Fund VMTP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects the fees and expenses incurred by each of BSE and BFY during the 12-month period ended August 31, 2020 (audited) and the Acquiring Fund during the 12-month period ended July 31, 2020 (audited) and the pro forma expenses for the 12-month period ended July 31, 2020 for each possible Combined Fund assuming the Reorganizations took place on August 1, 2019.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BSE	BFY	Acquiring Fund (BNY)	Combined Fund (BSE into BNY	Combined Fund (BFY into BNY)	Combined Fund (BSE and BFY into BNY)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.91%	0.94%	1.01%	0.92%	0.92%	0.92%
Other Expenses(5)	0.27%	0.30%	0.15%	0.09%	0.10%	0.08%
Interest Expense(6)	1.04%	1.11%	1.20%	1.04%	1.06%	1.04%
Total Annual Fund Operating Expenses(5)(6)	2.22%	2.35%	2.36%	2.05%	2.08%	2.04%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and a $0.15 per share sold brokerage commission fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of its average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable). If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction effective on the closing date of such Reorganization, resulting in a contractual advisory fee rate of 0.55% of the average weekly managed assets of the Combined Fund.
(4)

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2022. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2022. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)

Includes Reorganization-related expenses accrued during the period for each Target Fund and the Acquiring Fund. The Total Annual Fund Operating Expenses (excluding interest expense and, if applicable, Reorganization-related expenses) for the Funds are presented below:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE to BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
1.13%	1.18%	1.14%	1.01%	1.02%	1.00%

(6)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the Funds’ VRDP Shares and VMTP Shares, as applicable, because the VRDP Shares and VMTP Shares, as applicable, are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE to BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
1.18%	1.24%	1.16%	1.01%	1.02%	1.00%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the BSE Reorganization is completed (ii) only the BFY Reorganization is completed and (iii) all of the Reorganizations are completed with the costs of investing in BSE, BFY and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BSE	$23	$69	$119	$255
BFY	$24	$73	$126	$269
Acquiring Fund (BNY)	$24	$74	$126	$270
Pro forma Combined Fund (BSE into BNY)	$21	$64	$110	$238
Pro forma Combined Fund (BFY into BNY)	$21	$65	$112	$241
Pro forma Combined Fund (BSE and BFY into BNY)	$21	$64	$110	$237

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of the Acquiring Fund, BSE and BFY will indirectly bear all of the costs of the Reorganizations. Because of the expected expense savings and other anticipated benefits for each of the Acquiring Fund, BSE and BFY, the Investment Advisor recommended and the Board of the Acquiring Fund, BSE and BFY has approved that its respective Fund be responsible for its own reorganization expenses. The expenses of the Reorganizations are estimated to be approximately $152,200 for the Acquiring Fund, $144,100 for BSE and $131,800 for BFY. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be approximately $90,000. The Acquiring Fund VMTP Refinancing costs will be amortized over the life of the VRDP Shares by the Combined Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, policies and restrictions and are subject to similar investment risks.

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BSE and BFY currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund currently leverages its assets through the issuance of VMTP Shares and TOBs and is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VRDP Shares and TOBs. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Risks that predominately affect the common shares of the Funds include risks associated with municipal obligations, including New York municipal obligations, including interest rate risk, credit risk, non-diversification risk (except with respect to the Acquiring Fund, which is diversified) and leverage risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

Risk is inherent in all investing. An investment in the common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Risks Related to the Reorganizations

Expenses

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $419,481 per year if all the Reorganizations are completed, the realization of these reduced expenses will not affect common shareholders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

For the 12-month period ended August 31, 2020, the Total Expense Ratios of the BSE and BFY were 2.22% and 2.35%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio of the Acquiring Fund was 2.36%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction, whereby the contractual investment advisory rate payable by the Combined Fund will be reduced from 0.60% to 0.55% of the average weekly managed assets of the Combined Fund, effective on the Closing Date of such Reorganization.

As of August 31, 2020 for BSE and BFY, and as of July 31, 2020 for the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
2.22%	2.35%	2.36%	2.05%	2.08%	2.04%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 2.04% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.18%, 0.31% and 0.32%, respectively.

Each Fund’s Total Expenses include interest expense associated with such Fund’s VRDP Shares or VMTP Shares, as applicable. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense) of BSE and BFY were 1.18% and 1.24%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense) of the Acquiring Fund was 1.16%.

Each Fund’s Total Expenses include Reorganization-related expenses which will not be incurred in the Combined Fund. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense and Reorganization-related expenses) of BSE and BFY were 1.13% and 1.18%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense and Reorganization-related expenses) of the Acquiring Fund was 1.14%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 1.00% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (excluding interest expense and Reorganization-related expenses and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.13%, 0.18% and 0.14%, respectively.

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the relevant Fund’s average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by TOB leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction effective on the Closing Date of such Reorganization, resulting in a contractual investment advisory fee rate of 0.55% of the average weekly managed assets of the Combined Fund. Thus, the Combined Fund will have the same annual contractual investment advisory fee rate as each of BSE and BFY and a lower annual contractual investment advisory fee rate than the Acquiring Fund. Please see “Expense Table For Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment advisory fee rate and actual investment advisory fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Please see the “Expense Table for Common Shareholders” for additional information about the Funds’ expenses.

Earnings and Distribution Rate

The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations (after giving effect to the Combined Fund Advisory Fee Reduction) is expected to be potentially higher than each Fund’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Undistributed Net Investment Income

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (previously defined as “UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BSE and BFY shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BSE and BFY), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their common shares in a relatively short period of time after the completion of the Reorganizations.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of August 31, 2020.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BSE	$13.33	$14.97	(10.96)%
BFY	$13.99	$15.39	(9.10)%
Acquiring Fund (BNY)	$13.72	$14.92	(8.04)%

To the extent BSE’s or BFY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BSE’s or BFY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BSE and BFY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

Tax Considerations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BSE and BFY will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Reorganizations” for a summary of U.S. federal income tax consequences generally applicable to the Reorganizations.

General Risks of Investing in the Acquiring Fund

Because of their similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of BSE and/or BFY that are not shared with the Acquiring Fund are generally as a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

The risks that predominately affect common shares of the Acquiring Fund, and, therefore, the Combined Fund, include the following:

Investment and Market Discount Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The Acquiring Fund’s common shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the Reorganizations. During periods in which the Acquiring Fund may use leverage, the Acquiring Fund’s investment, market discount and certain other risks will be magnified.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interests in municipal TOBs (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Risk Factors and Special Considerations Relating to New York Municipal Bonds. The Acquiring Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). Risks affecting issuers of New York municipal securities include, but are not limited to, the performance of the national and State economies, and the collection of economically sensitive tax receipts in the amounts projected; national and international events; ongoing financial risks in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; severe epidemic or pandemic events; cybersecurity threats; major terrorist events, hostilities or war; climate change and extreme weather events; federal statutory and regulatory changes concerning financial sector activities; the impact of the Tax Cuts and Jobs Act and the implementation of tax reforms enacted by the State of New York in response thereto; changes to federal programs; changes concerning financial sector bonus payouts and any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; the impact of financial and real estate market developments on bonus income and capital gains realizations; tech industry developments and employment; the effect of household debt on consumer spending and tax collections; the outcome of litigation and other claims affecting the State of New York, New York City and other New York public bodies; wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State Financial Plan; the ability of the State to implement cost reduction initiatives and the success with which the State controls expenditures; and the ability of the State of New York, New York City and other New York public bodies to issue securities successfully in the public credit markets. For additional information on New York State and New York City specific risk, see Appendix A to the Statement of Additional Information—Special Considerations Regarding Investments in New York Municipal Securities.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds Risks. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Code, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Alternative Minimum Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Acquiring Fund. The suitability of an investment in the Acquiring Fund will depend upon a comparison of the after tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates, including the Federal Reserve’s recent lowering of the target for the federal funds rate to a range of 0%-0.25% as part of its efforts to ease the economic effects of the coronavirus pandemic. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund’s common shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VMTP Shares or the Combined Fund’s VRDP Shares, as applicable. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on common shares or any VMTP Shares or VRDP Shares then outstanding and could result in the redemption of some or all of any VMTP Shares or VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%;

if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the common shareholders. The Acquiring Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the common shareholders. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the common shareholders than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Acquiring Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance where the Acquiring Fund had not reduced any of its outstanding leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Acquiring Fund currently utilizes leverage through the issuance of VMTP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The Combined Fund intends to utilize leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VMTP Shares or VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VMTP Shares or VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

In addition to the foregoing, the use of leverage treated as indebtedness of the Acquiring Fund for U.S. federal income tax purposes may reduce the amount of Acquiring Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Acquiring Fund may utilize leverage through investment derivatives. The use of certain derivatives will require the Acquiring to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Acquiring Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s common shares and the returns to the common shareholders.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that common share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay the Acquiring Fund’s expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. With respect to an insured municipal security, insurance guarantees that interest payments on the municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix B to the Statement of Additional Information, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s, BB or below by S&P or Fitch, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Municipal bonds may include zero-coupon bonds. Zero-coupon securities are bonds that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero-coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s common shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. Please see the Statement of Additional Information for a more detailed description of Strategic Transactions and the various derivative instruments the Acquiring Fund may use and the various risks associated with them.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty are also subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its managed assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest income, if any. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long-term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The risks and uncertainties associated with these policy proposals are heightened by the 2018 U.S. federal election, which has resulted in different political parties controlling the U.S. House of Representatives, on the one hand, and the U.S. Senate and the Executive Branch, on the other hand. Additional risks arising from the differences in expressed policy preferences among the various constituencies in these branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have an adverse impact on companies in the Acquiring Fund’s portfolio and consequently on the value of their securities and the Acquiring Fund’s NAV.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Acquiring Fund cannot predict how any changes in the tax laws might affect its investors or the Acquiring Fund itself. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Acquiring Fund’s ability to qualify as a RIC or the U.S. federal income tax consequences to its investors and itself of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Acquiring Fund’s shares.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. The Acquiring Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Acquiring Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Acquiring Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Acquiring Fund may also reference LIBOR.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Acquiring Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Acquiring Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Acquiring Fund’s performance or NAV.

Risks Associated with Recent Market Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. The pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The coronavirus pandemic has led to illiquidity and volatility in the municipal bond markets and may lead to downgrades in the credit quality of certain municipal issuers.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The decision made in the British referendum of June 23, 2016 to leave the EU, an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. Pursuant to an agreement between the United Kingdom and the EU, the United Kingdom left the EU on January 31, 2020, subject to a transition period ending December 31, 2020. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in Brexit may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund to execute its strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Acquiring Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the United Kingdom or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed-income, commercial paper and other markets, and providing tax breaks, among other actions. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Acquiring Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of BlackRock, Inc. (“BlackRock”), the ultimate parent company of the Investment Advisor, and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Acquiring Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Acquiring Fund prices its shares daily and therefore all assets, including assets valued at fair value, are valued daily.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. As a result, the Acquiring Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Agreement and Declaration of Trust and Bylaws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of common shareholders to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund. See “Certain Provisions in the Declarations of Trust and Bylaws.”

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganizations seek to combine three funds that have the same investment adviser, the same Board Members, and similar (in the case of BSE and the Acquiring Fund) or substantially similar (in the case of BFY and the Acquiring Fund) investment objectives and similar investment strategies, policies and restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A to this Joint Proxy Statement/Prospectus) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the applicable Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.001 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.001 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. Each Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of BSE and BFY will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) due such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BSE or BFY common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Reorganization Agreements—Book-Entry Interests” for a description of the procedures to be followed by BSE and BFY common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BSE and BFY VRDP Holders would represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VRDP Holder’s holdings of BSE or BFY VRDP Shares.

As a result of the Reorganizations, each common shareholder of BSE and BFY will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BSE or BFY common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BSE and BFY common shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Reorganizations.

If the BSE Reorganization Agreement is approved by BSE shareholders and the BFY Reorganization Agreement is approved by BFY shareholders, prior to the Closing Date of the BSE Reorganization and the BFY Reorganization, respectively, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of the outstanding BSE VRDP Shares and BFY VRDP Shares and use the proceeds from such issuance to redeem all of outstanding VMTP Shares of the Acquiring Fund. The Acquiring Fund VRDP Shares that will be issued in connection with the Acquiring Fund VMTP Refinancings will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding BSE and BFY VRDP Shares. The Acquiring Fund VRDP Shares will also be subject to a special rate period and the terms of the Acquiring Fund’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the Acquiring Fund/BSE VMTP Refinancing or the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the Closing Date of the BSE Reorganization or the Closing Date of the BFY Reorganization, respectively, then the BSE Reorganization and/or the BFY Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of BFY and BSE, the interests of BFY and BSE VRDP Holders will not be diluted as a result of the Reorganizations. The Acquiring Fund VMTP Holders will have their VMTP Shares redeemed by the Acquiring Fund in connection with the Acquiring Fund VMTP Refinancings if the Reorganizations are approved by the requisite shareholders.

As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BSE, BFY and the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of BSE, and BFY in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BSE, and BFY will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of BSE recommends that the common shareholders of BSE vote “FOR” the proposed BSE Reorganization Agreement at the Special Meeting.

The Board of BFY recommends that the common shareholders of BFY vote “FOR” the proposed BFY Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BSE Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BFY Issuance at the Special Meeting.

Shareholder approval of the BSE Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BSE common shares and BSE VRDP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of two-thirds of the outstanding BSE VRDP Shares voting as a separate class, and (iii) with respect to Proposal 1(E), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VMTP Shares voting as a separate class.

Shareholder approval of the BFY Reorganization Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of the holders of a 1940 Act Majority of the outstanding BFY common shares and BFY VRDP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of two-thirds of the outstanding BFY VRDP Shares voting as a separate class, and (iii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VMTP Shares voting as a separate class.

Each Issuance contemplated by Proposal 2(A) and Proposal 2(B) requires the affirmative vote of the holders of a majority of the outstanding Acquiring Fund common shares and Acquiring Fund VMTP Shares present at the Special Meeting or represented by proxy voting as a single class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BSE and BFY VRDP Shares. Because the closing of the

Reorganization with respect to BSE or BFY is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. If a Reorganization Agreement is approved, prior to the applicable Reorganization, it is expected that all of the VMTP Shares of the Acquiring Fund will be refinanced into Acquiring Fund VRDP Shares with terms substantially identical to those of the BSE’s and/or BFY’s VRDP Shares. Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BSE, BFY or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization and the completion of the Acquiring Fund VMTP Refinancing prior to the Closing Date of the respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BSE and BFY VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the first quarter of 2021, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Reasons for the Reorganizations

The Board of each Fund, including the Independent Board Members, considered the Reorganizations at a meeting held on June 16, 2020. Each Board, including the Independent Board Members, has unanimously approved the applicable Reorganization Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the applicable Acquiring Fund VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one or both Reorganizations is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that

Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). For the 12-month period ended August 31, 2020, the Total Expense Ratios of the BSE and BFY were 2.22% and 2.35%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio of the Acquiring Fund was 2.36%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction, whereby the contractual investment advisory rate payable by the Combined Fund will be reduced from 0.60% to 0.55% of the average weekly managed assets (as defined below) of the Combined Fund, effective on the Closing Date of such Reorganization.

As of August 31, 2020 for BSE and BFY, and as of July 31, 2020 for the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BSE	BFY	Acquiring Fund (BNY)	Pro forma Combined Fund (BSE into BNY)	Pro forma Combined Fund (BFY into BNY)	Pro forma Combined Fund (BSE and BFY into BNY)
2.22%	2.35%	2.36%	2.05%	2.08%	2.04%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 2.04% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.18%, 0.31% and 0.32%, respectively.

Each Fund’s Total Expenses include interest expense associated with such Fund’s VRDP Shares or VMTP Shares, as applicable. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense) of BSE and BFY were 1.18% and 1.24%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense) of the Acquiring Fund was 1.16%.

Each Fund’s Total Expenses include Reorganization-related expenses which will not be incurred in the Combined Fund. For the 12-month period ended August 31, 2020, the Total Expense Ratios (excluding interest expense and Reorganization-related expenses) of BSE and BFY were 1.13% and 1.18%, respectively. For the 12-month period ended July 31, 2020, the Total Expense Ratio (excluding interest expense and Reorganization-related expenses) of the Acquiring Fund was 1.14%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and after giving effect to the Combined Fund Advisory Fee Reduction) for the Combined Fund of 1.00% on a historical and pro forma basis for the 12-month period ended July 31, 2020, representing a reduction in the Total Expense Ratio (excluding interest expense and Reorganization-related expenses and after giving effect to the Combined Fund Advisory Fee Reduction) for the common shareholders of BSE, BFY and the Acquiring Fund by 0.13%, 0.18% and 0.14%, respectively.

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the relevant Fund’s average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by TOB leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

If either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction effective on the Closing Date of such Reorganization, resulting in a contractual investment advisory fee rate of 0.55% of the average weekly managed assets of the Combined Fund. Thus, the Combined Fund will have the same annual contractual investment advisory fee rate as each of BSE and BFY and a lower annual contractual investment advisory fee rate than the Acquiring Fund. Please see “Expense Table For Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment advisory fee rate and actual investment advisory fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations (after giving effect to the Combined Fund Advisory Fee Reduction) is expected to be potentially higher than each Fund’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of August 31, 2020, the NAV per common share of BSE was $14.97 and the market price per common share of BSE was $13.33, representing a discount to NAV of 10.96%, the NAV per common share of BFY was $15.39 and the market price per common share of BFY was $13.99, representing a discount to NAV of 9.10% and the NAV per common share of the Acquiring Fund was $14.92 and the market price per common share of the Acquiring Fund was $13.72, representing a discount to NAV of 8.04%. The Boards of BSE and BFY noted that to the extent BSE’s and BFY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, BSE’s and BFY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BSE and BFY also noted that to the extent the BSE’s or BFY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, BSE’s and BFY’s common shareholders may be negatively impacted if its Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BSE and BFY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of August 31, 2020, BSE has 405 Series W-7 VRDP Shares outstanding, BFY has 444 Series W-7 VRDP Shares outstanding and the Acquiring Fund has 945 Series W-7 VMTP Shares outstanding. Prior to the Reorganizations it is expected that all of the VMTP Shares of the Acquiring Fund will be refinanced into VRDP Shares with terms substantially identical to those of the BSE VRDP Shares and BFY VRDP Shares. In connection with the Reorganizations, the Acquiring Fund expects to issue 405 additional VRDP Shares to BSE VRDP Holders and 444 additional VRDP Shares to BFY VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,794 VRDP Shares outstanding. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of a Reorganization, then such Reorganization will not be consummated.

The Board noted that, assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund and BFY) or similar (in the case of BSE) investment objectives and the same (in the case of the Acquiring Fund) or similar (in the case of BSE and BFY) investment strategies, policies and restrictions. Under normal market conditions, BSE will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income tax. Under normal market conditions, BFY will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax). The Acquiring Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). In addition, each of BSE’s and BFY’s investment policies provide that, under normal market conditions, the respective Fund will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. The Acquiring Fund’s investment policies provide that, under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Each Fund also utilizes leverage in the form of VRDP Shares or VMTP Shares and TOBs. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and the same portfolio managers and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each of BSE, BFY and the Acquiring Fund is managed by a team of investment professionals led by Michael Perilli, CFA and Walter O’Connor, CFA. Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by the same individuals. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional common shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to BSE and BFY will be subject to tax loss limitation rules by reason of BSE and BFY undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s and BFY’s capital loss carryforward loss per share, but higher than BSE’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BSE and BFY shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BSE and BFY), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of the applicable Fund’s Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of the Acquiring Fund, BSE and BFY will indirectly bear all of the costs of the Reorganizations. Because of the expected expense savings and other anticipated benefits for each of the Acquiring Fund, BSE and BFY, the Investment Advisor recommended and the Board of the each such Fund has approved that its respective Fund be responsible for its own reorganization expenses. The expenses of the Reorganizations are estimated to be approximately $152,200 for the Acquiring Fund, $144,100 for BSE and $131,800 for BFY. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be approximately $90,000. The Acquiring Fund VMTP Refinancing costs will be amortized over the life of the VRDP Shares by the Combined Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear all of the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each of BSE and BFY immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BSE’s and BFY’s common shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund common shares will generally not be issued to BSE and BFY common shareholders in connection with the Reorganizations, and BSE and BFY common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of BSE and BFY VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the BSE or BFY VRDP Shares held by such VRDP Holders immediately prior to the Closing Date. Acquiring Fund VMTP Holders will have their VMTP Shares redeemed by the Acquiring Fund in connection with the Acquiring Fund VMTP Refinancings if the Reorganizations are approved by the requisite shareholders.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the

Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

Effect on Shareholder Rights. Each Board noted that each Fund is formed as a Delaware statutory trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BSE and BFY as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Advisory Fee Reduction, resulting in an annual contractual investment advisory fee rate of the Combined Fund of 0.55% of the average daily net assets of the Combined Fund. Each Board noted that the annual contractual investment advisory fee rate of the Combined Fund (after giving effect to the Combined Fund Advisory Fee Reduction) is equal to the annual contractual investment advisory fee rate for each of BSE and BFY and represents a 5 basis point decrease in the annual contractual investment advisory fee rate for the Acquiring Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the applicable Acquiring Fund VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one or both Reorganizations is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Forms of Agreement and Plan of Reorganization attached as Appendix A to this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the BSE and BFY VRDP Shares up to and including the day immediately preceding the Closing Date. BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BSE and BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the applicable Target Fund and the VMTP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Each of the BSE Reorganization and the BFY Reorganization is contingent upon the completion of the Acquiring Fund/BSE VMTP Refinancing and the Acquiring Fund/BFY VMTP Refinancing, respectively. If the applicable Acquiring Fund VMTP Refinancing is not completed prior to the Closing Date of the applicable Reorganization, then the applicable Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to BSE and BFY VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such BSE and BFY VRDP Holders on a one-for-one basis for each holder’s holdings of BSE or BFY VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BSE and BFY common shareholders book-entry interests and cash in lieu of fractional common shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BSE and BFY common shares, respectively.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with its Reorganization(s). The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and the separate Joint Proxy Statement to preferred shareholders, the printing and distribution of this Joint Proxy Statement/Prospectus delivered to common shareholders, the separate Joint Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares or VMTP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares or VMTP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganizations, and with respect to the Acquiring Fund, the Acquiring Fund VMTP Refinancings, which will be borne directly by the Acquiring Fund.

Common shareholders of the Acquiring Fund, BSE and BFY will indirectly bear all of the costs of the Reorganizations. Because of the expected expense savings and other anticipated benefits for each of the Acquiring Fund, BSE and BFY, the Investment Advisor recommended and the Board of each such Fund has approved that its respective Fund be responsible for its own reorganization expenses. The expenses of the Reorganizations are estimated to be approximately $152,200 for the Acquiring Fund, $144,100 for BFY and $131,800 for BSE. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be approximately $90,000. The Acquiring Fund VMTP Refinancing costs will be amortized over the life of the VRDP Shares by the Combined Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear all of the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights

Common shareholders of BSE, BFY and the Acquiring Fund do not have appraisal rights for their respective common shares because the Acquiring Fund, BSE and BFY are each formed as Delaware statutory trusts and the Funds’ respective declarations of trust state that the shareholders are not entitled to appraisal rights.

Description of Common Shares to Be Issued by the Acquiring Fund

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be substantially identical to the terms of the Acquiring Fund common shares that are currently outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Please see “Information about the Common Shares of the Funds” for additional information about the Funds’ common shares.

Description of VRDP Shares to Be Issued by the Acquiring Fund

Assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring

Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding VRDP Shares of the Combined Fund as compared to their percentage holdings of outstanding VRDP Shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

THE FUNDS

BSE, BFY and the Acquiring Fund are each formed as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. Each of BSE and BFY is a non-diversified, closed-end management investment company registered under the 1940 Act. The Acquiring Fund is a diversified closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BSE was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on August 30, 2002, and commenced operations on October 28, 2002.

BFY was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on June 21, 2002, and commenced operations on July 26, 2002.

The Acquiring Fund was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001, and commenced operations on July 26, 2001.

The Acquiring Fund common shares are listed on the NYSE as “BNY.” BSE’s common shares are listed on the NYSE as “BSE.” BFY’s common shares are listed on the NYSE as “BFY.”

The Acquiring Fund has a July 31 fiscal year end. BSE and BFY each has an August 31 fiscal year end.

Each of BSE and BFY has VRDP Shares outstanding and the Acquiring Fund has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Acquiring Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Acquiring Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “managed assets” are the Acquiring Fund’s net assets plus borrowings for investment purposes. The Acquiring Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Acquiring Fund’s outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Acquiring Fund’s investment policies provide that, under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Acquiring Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Acquiring Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Acquiring Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

The Acquiring Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Acquiring Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. See “—Other Investment Companies,” and “—Tax-Exempt Preferred Shares.” In addition, the Acquiring Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in private activity bonds will vary from time to time. The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Acquiring Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Acquiring Fund’s stated expectation is that it will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for the Acquiring Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Acquiring Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Description of Municipal Bonds

Set forth below is a detailed description of the municipal bonds in which the Acquiring Fund invests. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in “Appendix B—Ratings of Investments” in the Statement of Additional Information. Obligations are included within the term municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds. The interest on municipal bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The municipal bonds in which the Acquiring Fund invests are generally issued by the State of New York, political subdivisions of the State of New York, and authorities or other intermediaries of the State of New York and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Investment Advisor to be reliable, is exempt from regular federal income tax and New York City and New York State personal income taxes. The Investment Advisor will not conduct their own analysis of the tax status of the interest paid by municipal bonds held by the Acquiring Fund. The Acquiring Fund may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax and New York City and New York State personal income taxes. In addition to the types of municipal bonds described in this Information Statement, the Acquiring Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as municipal bonds.

The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase municipal bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. Municipal bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Variable Rate Demand Obligations. Municipal bonds may include Variable Rate Demand Obligations (“VRDOs”), which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in municipal bonds (and non-municipal tax-exempt securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in municipal bonds that pay interest based on an index of municipal bond interest rates. The principal amount payable upon maturity of certain municipal bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of municipal bonds, the Acquiring Fund’s return on such municipal bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the municipal bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. See “The Acquiring Fund’s Investments—Leverage—Tender Option Bond Transactions.”

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields. Yields on municipal bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of municipal bonds and the obligations of the issuer of such municipal bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in “Appendix B—Ratings of Investments” in the Statement of Additional Information. Municipal bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Other Investment Companies

The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Acquiring Fund may invest directly, subject to certain requirements which generally limit the Acquiring Fund’s investment in such securities to 5% of its Managed Assets at the time of investment. Under the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the

Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and other fees and expenses with respect to assets so invested. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent that the Acquiring Fund invests in other investment companies, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than the Investment Advisor. The Acquiring Fund treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

The Acquiring Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements which generally limit the Acquiring Fund’s investment in such securities to 5% of its Managed Assets at the time of investment. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Acquiring Fund will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Temporary Investments

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Acquiring Fund may invest directly. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Acquiring Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Acquiring Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Repurchase Agreements.” To the extent the Acquiring Fund invests in Temporary Investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax- exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

1.

U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.

Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. The Acquiring Fund expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4.

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Acquiring Fund’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Other Management Techniques

The Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange- listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Acquiring Fund to use them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated liquid high grade assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Acquiring Fund’s investment policies provide that it will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund’s investment policies provide that it will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Acquiring Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Futures Contracts and Options on Futures Contracts. The Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Acquiring Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Acquiring Fund’s net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

Calls on Securities Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Acquiring Fund’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Acquiring Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Acquiring Fund’s investment policies provide that it will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks. The Acquiring Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Acquiring Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Acquiring Fund. The Acquiring Fund’s investment policies provide that it will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Short Sales

The Acquiring Fund may make short sales of municipal bonds. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security are required to be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Acquiring Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Restricted and Illiquid Securities

Certain of the Acquiring Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the- counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it expects to establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Borrowings

The Acquiring Fund reserves the right to borrow funds to the extent permitted as described under the below caption “—Investment Restrictions.” The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Acquiring Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Lending of Securities

The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Acquiring Fund if, as a result, the aggregate value of all securities loans of the Acquiring Fund exceeds one-third of the value of the Acquiring Fund’s total assets (including the value of the collateral received). The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses the Acquiring Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Acquiring Fund retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Leverage

The Acquiring Fund currently leverages its assets through the use of preferred shares and tender option bonds. The Acquiring Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s managed assets, which includes the proceeds from leverage. Any leveraging strategy the Acquiring Fund employs may not be successful. See “Risks—Leverage Risk.” The Acquiring Fund currently leverages its assets through tender option bonds transactions. See “Risks—Tender Option Bond Risk” for details about the risks associated with the Acquiring Fund’s use of TOB Residuals.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 40.6% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.20%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.49% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 40.6% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 1.20%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.65)%	(9.23)%	(0.82)%	7.59%	16.01%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VMTP Shares, and the Combined Fund is expected to leverage its portfolio by issuing VRDP Shares as a result of the Acquiring Fund VMTP Refinancings. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VMTP Shares and “Information about the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” for a description of the Combined Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Acquiring Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-advised Funds (as defined below) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Joint Proxy Statement/Prospectus.

The Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that the Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Acquiring Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Each of BSE and BFY is classified as non-diversified within the meaning of the 1940 Act, which means that such Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, a Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of a Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that a Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Each Fund’s VRDP Shares or VMTP Shares, as applicable, are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares or VMTP Shares, as applicable, and related documents, including the terms of the liquidity facility supporting the VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

BSE’s Investment Objective and Policies

BSE’s investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes.

BSE’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, BSE will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income tax. “Managed Assets” means the total assets of BSE (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). BSE intends to be fully invested in such municipal bonds. BSE will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. BSE may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BSE’s investment policies provide that, under normal market conditions, BSE will invest primarily in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BSE may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to BSE’s other investment policies. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

BSE may invest directly in such securities or synthetically through the use of derivatives.

The foregoing credit quality policies apply only at the time a security is purchased, and BSE is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BSE disposes of a portfolio security subsequent to its being downgraded, BSE may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BSE may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BSE may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BSE may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BSE’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The average maturity of BSE’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BSE’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

BSE’s stated expectation is that it will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BSE’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. BSE’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BSE will generally result in capital gain distributions subject to federal capital gains taxation. BSE ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BSE may realize taxable capital gains.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which BSE invests.

Tender Option Bond Transactions

BSE currently leverages its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which BSE will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BSE. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BSE may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). BSE, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. BSE contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BSE ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other funds advised by the Investment Advisor (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which BSE has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BSE, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BSE generally provide BSE with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BSE may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for BSE to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BSE that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BSE (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BSE may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BSE’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BSE upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BSE) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BSE may invest in a TOB Trust on either a non-recourse or recourse basis. When BSE invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BSE invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BSE is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BSE invests in a recourse TOB Trust, BSE will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of BSE that are deposited into a TOB Trust are investments of BSE and are presented on BSE’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BSE’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by BSE on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BSE. In addition, under accounting rules, loans made to a TOB Trust sponsored by BSE may be presented as loans of BSE in BSE’s financial statements even if there is no recourse to BSE’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require BSE to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, BSE that are not owned by BSE. The use of TOB Residuals may also require BSE to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. BSE reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BSE’s ability to enter into or manage TOB Trust transactions.

When-Issued and Forward Commitment Securities

BSE may purchase municipal bonds on a “when-issued” basis and may purchase or sell municipal bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but BSE expects to enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If BSE disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

At the time BSE enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in BSE missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than BSE’s purchase price. BSE may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, BSE may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to BSE on the settlement date. In these cases BSE may realize a taxable capital gain or loss.

When BSE engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in BSE’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of BSE starting on the day BSE agrees to purchase the securities. BSE does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Other Investment Companies

BSE may invest up to 10% of its total assets in securities of other open- or closed- end investment companies that invest primarily in municipal bonds of the types in which BSE may invest directly. Under the 1940 Act, BSE may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. BSE generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high- yielding municipal bonds available in the market. As a shareholder in an investment company, BSE will bear its ratable share of that investment company’s expenses, and would remain subject to payment of BSE’s advisory and other fees and expenses with respect to assets so invested. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of BSE. In addition, to the extent that BSE invests in other investment companies, BSE will be dependent upon the investment and research abilities of persons other than the Investment Advisor. BSE treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

BSE may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. BSE will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Temporary Investments

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, BSE may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which BSE may invest directly. BSE intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. BSE’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of BSE may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent BSE invests in Temporary Investments, BSE will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1)    U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)    Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by BSE may not be fully insured by the Federal Deposit Insurance Corporation.

(3)    Repurchase agreements, which involve purchases of debt securities. At the time BSE purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for BSE during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for BSE to invest temporarily available cash. BSE may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which BSE may invest. BSE expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to BSE is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that BSE is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, BSE could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of BSE to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)    Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between BSE and a corporation. There is no secondary market for such notes. However, they are redeemable by BSE at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because BSE’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. BSE’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (‘‘BANs’’) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (‘‘TANs’’) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (‘‘RANs’’) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (‘‘municipal paper’’) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and BSE may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Other Management Techniques

BSE may use a variety of other investment management techniques and instruments. BSE may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of BSE’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect BSE’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of BSE to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject BSE to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, BSE’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to BSE’s portfolio. BSE is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require BSE to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation BSE can realize on an investment or may cause BSE to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the common shares, Strategic Transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, BSE may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of BSE that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, BSE and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by BSE as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to BSE for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, BSE’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, BSE may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of BSE to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. BSE may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. BSE expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities BSE anticipates purchasing at a later date. BSE will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. BSE’s investment policies provide that it will not sell interest rate caps or floors that it does not own.

Interest rate swap transactions include Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). In a SIFMA Swap, BSE exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by BSE and increase BSE’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

BSE may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits BSE to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, BSE can create a synthetic long or short position, allowing BSE to select the most attractive part of the yield curve. An MMD Swap is a contract between BSE and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if BSE buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to BSE equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, BSE will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

BSE’s investment policies provide that it will not enter into MMD Swaps if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by BSE, which would cause BSE to make payments to its counterparty in the transaction that could adversely affect BSE’s performance.

BSE has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of BSE’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and BSE will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally BSE will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to BSE or that BSE would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or BSE’s clearing broker. Certain U.S. federal income tax requirements may limit BSE’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Credit Default Swap Agreements. BSE may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by BSE. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. BSE may be either the buyer or seller in the transaction. If BSE is a buyer and no credit event occurs, BSE may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, BSE generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, BSE would effectively add leverage to its portfolio because, in addition to its total net assets, BSE would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if BSE had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. BSE will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. BSE’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the BSE).

BSE will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to BSE’s exposure (any accrued but unpaid net amounts owed by BSE to any counterparty) on a marked-to- market basis (as calculated pursuant to requirements of the SEC). If BSE is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that BSE has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of BSE’s portfolio. Such segregation or designation will not limit BSE’s exposure to loss.

Futures Contracts and Options on Futures Contracts. BSE may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. BSE will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, BSE is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent BSE uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, The Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of BSE.

Calls on Securities Indices and Futures Contracts. BSE may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the- counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by BSE must be “covered” as long as the call is outstanding (i.e., BSE must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by BSE exposes BSE during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require BSE to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives BSE the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy BSE’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. BSE may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. BSE may also sell puts on municipal bonds, indices or futures contracts on such securities if BSE’s contingent obligations on such puts are secured by segregating or designating liquid assets on BSE’s books and records. BSE’s investment policies provide that it will not sell puts if, as a result, more than 50% of BSE’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that BSE may be required to buy the underlying security at a price higher than the current market price.

Counterparty Credit Standards. To the extent that BSE engages in principal transactions, including, but not limited to, over-the-counter options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, BSE may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, BSE will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize BSE’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require BSE to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Short Sales

BSE may make short sales of municipal bonds. A short sale is a transaction in which BSE sells a security it does not own in anticipation that the market price of that security will decline. BSE may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain. When BSE makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. BSE may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. BSE’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. government securities or other liquid assets. BSE will also be required to segregate or earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by BSE on such security, BSE may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time BSE replaces the borrowed security, BSE will incur a loss; conversely, if the price declines, BSE will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although BSE’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Restricted and Illiquid Securities

Certain of BSE’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

BSE may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by BSE with an agreement by BSE to repurchase the securities at an agreed upon price, date and interest payment. At the time BSE enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If BSE establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by BSE; however, under certain circumstances in which BSE does not establish and maintain such segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of BSE’s limitation on borrowings. The use by BSE of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. BSE’s use of leverage through reverse repurchase agreements will be subject to BSE’s policy with respect to the use of leverage. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities BSE has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by BSE in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce BSE’s obligation to repurchase the securities and BSE’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, BSE would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

BSE also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of BSE’s repurchase of the underlying security.

Borrowings

BSE reserves the right to borrow funds to the extent permitted as described under the below caption “—Investment Restrictions.” The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of BSE. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of preferred shares.

Lending of Securities

BSE may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of BSE if, as a result, the aggregate value of all securities loans of BSE exceeds one-third of the value of BSE’s total assets (including the value of the collateral received). BSE may terminate a loan at any time and obtain the return of the securities loaned. BSE receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. BSE is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, BSE is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by BSE for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

BSE conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with BSE and to retain an affiliate of BSE as lending agent. To the extent that BSE engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for BSE, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that BSE engages in securities lending, BSE retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. BSE is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses BSE bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by BSE. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, BSE retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, BSE, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

BFY’s Investment Objectives and Policies

BFY’s investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes. BFY’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, BFY will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax). “Managed Assets” means the total assets of BFY (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). BFY may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BFY’s investment policies provide that, under normal market conditions, BFY will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BFY may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

BFY may invest directly in such securities or synthetically through the use of derivatives.

The foregoing credit quality policies apply only at the time a security is purchased, and BFY is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BFY disposes of a portfolio security subsequent to its being downgraded, BFY may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to BFY’s policy of investing, under normal market conditions, at least 80% of its Managed Assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax, BFY may invest in securities that pay interest that is not exempt from New York State and New York City personal income tax when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable New York State and New York City personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income tax.

BFY may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BFY may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BFY may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities.

Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BFY’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

BFY may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BFY to a federal alternative minimum tax. The percentage of BFY’s total assets invested in private activity bonds will vary from time to time. BFY has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and BFY expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from BFY with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of BFY’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BFY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

BFY’s stated expectation is that it will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BFY’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. BFY’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BFY will generally result in capital gain distributions subject to federal capital gains taxation. BFY ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BFY may realize taxable capital gains.

During temporary defensive periods, and in order to keep BFY’s cash fully invested, BFY may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. BFY may not achieve its investment objective under these circumstances. BFY intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If BFY invests in taxable short-term investments a portion of your dividends would be subject to regular Federal income tax and New York State and New York City personal income taxes.

Description of Municipal Bonds

Please see “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which BFY invests.

Tender Option Bond Transactions

BFY currently leverages its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which BFY will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BFY. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BFY may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). BFY, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. BFY contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BFY ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other funds advised by the Investment Advisor (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which BFY has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BFY, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BFY generally provide BFY with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BFY may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for BFY to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BFY that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BFY (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BFY may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BFY’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BFY upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BFY) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BFY may invest in a TOB Trust on either a non-recourse or recourse basis. When BFY invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BFY invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BFY is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BFY invests in a recourse TOB Trust, BFY will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of BFY that are deposited into a TOB Trust are investments of BFY and are presented on BFY’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BFY’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by BFY on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BFY. In addition, under accounting rules, loans made to a TOB Trust sponsored by BFY may be presented as loans of BFY in BFY’s financial statements even if there is no recourse to BFY’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require BFY to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, BFY that are not owned by BFY. The use of TOB Residuals may also require BFY to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. BFY reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BFY’s ability to enter into or manage TOB Trust transactions.

When-Issued and Forward Commitment Securities

BFY may purchase municipal bonds on a “when-issued” basis and may purchase or sell municipal bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but BFY expects to enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If BFY disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

At the time BFY enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in BFY missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than BFY’s purchase price. BFY may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, BFY may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to BFY on the settlement date. In these cases BFY may realize a taxable capital gain or loss.

When BFY engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in BFY’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of BFY starting on the day BFY agrees to purchase the securities. BFY does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Other Investment Companies

BFY may invest up to 10% of its total assets in securities of other open- or closed- end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. Under the 1940 Act, BFY may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. BFY generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high- yielding municipal bonds available in the market. As a shareholder in an investment company, BFY will bear its ratable share of that investment company’s expenses, and would remain subject to payment of BFY’s advisory and other fees and expenses with respect to assets so invested. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments.

In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of BFY. In addition, to the extent that BFY invests in other investment companies, BFY will be dependent upon the investment and research abilities of persons other than the Investment Advisor. BFY treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

BFY may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax- exempt preferred shares involves many of the same issues as investing in other open- or closed- end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non- recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. BFY will treat investments in tax-exempt preferred shares as investments in municipal bonds.

High Yield Securities

BFY may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody’s and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. These lower grade securities are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for BFY to sell certain of these securities or could result in lower prices than those used in calculating BFY’s net asset value.

Temporary Investments

During temporary defensive periods (e.g., times when, in Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, BFY may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which BFY may invest directly. BFY intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. BFY’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of BFY may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent BFY invests in Temporary Investments, BFY will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1)

U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by BFY may not be fully insured by the Federal Deposit Insurance Corporation.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time BFY purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for BFY during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for BFY to invest temporarily available cash. BFY may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which BFY may invest. BFY expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to BFY is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that BFY is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, BFY could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of BFY to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between BFY and a corporation. There is no secondary market for such notes. However, they are redeemable by BFY at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because BFY’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. BFY’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (‘‘BANs’’) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (‘‘TANs’’) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (‘‘RANs’’) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (‘‘municipal paper’’) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and BFY may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Other Management Techniques

BFY may use a variety of other investment management techniques and instruments. BFY may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of BFY’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect BFY’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of BFY to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject BFY to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, BFY’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to BFY’s portfolio. BFY is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require BFY to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation BFY can realize on an investment or may cause BFY to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the common shares, Strategic Transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, BFY may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of BFY that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, BFY and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by BFY as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to BFY for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, BFY’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, BFY may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of BFY to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. BFY may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. BFY expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities BFY anticipates purchasing at a later date. BFY will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. BFY’s investment policies provide that it will not sell interest rate caps or floors that it does not own.

Interest rate swap transactions include Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). In a SIFMA Swap, BFY exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by BFY and increase BFY’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

BFY may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits BFY to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, BFY can create a synthetic long or short position, allowing BFY to select the most attractive part of the yield curve. An MMD Swap is a contract between BFY and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if BFY buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to BFY equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, BFY will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

BFY’s investment policies provide that it will not enter into MMD Swaps if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by BFY, which would cause BFY to make payments to its counterparty in the transaction that could adversely affect BFY’s performance.

BFY has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of BFY’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and BFY will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally BFY will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to BFY or that BFY would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or BFY’s clearing broker. Certain U.S. federal income tax requirements may limit BFY’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Credit Default Swap Agreements. BFY may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by BFY. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. BFY may be either the buyer or seller in the transaction. If BFY is a buyer and no credit event occurs, BFY may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, BFY generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, BFY would effectively add leverage to its portfolio because, in addition to its total net assets, BFY would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if BFY had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. BFY will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. BFY’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to BFY).

BFY will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to BFY’s exposure (any accrued but unpaid net amounts owed by BFY to any counterparty) on a marked-to- market basis (as calculated pursuant to requirements of the SEC). If BFY is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that BFY has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of BFY’s portfolio. Such segregation or designation will not limit BFY’s exposure to loss.

Futures Contracts and Options on Futures Contracts. BFY may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. BFY will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, BFY is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment advisor either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent BFY uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, The Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of BFY.

Calls on Securities Indices and Futures Contracts. BFY may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the- counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by BFY must be “covered” as long as the call is outstanding (i.e., BFY must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by BFY exposes BFY during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require BFY to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives BFY the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy BFY’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. BFY may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. BFY may also sell puts on municipal bonds, indices or futures contracts on such securities if BFY’s contingent obligations on such puts are secured by segregating or designating liquid assets on BFY’s books and records. BFY’s investment policies provide that it will not sell puts if, as a result, more than 50% of BFY’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that BFY may be required to buy the underlying security at a price higher than the current market price.

Counterparty Credit Standards. To the extent that BFY engages in principal transactions, including, but not limited to, over-the-counter options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, BFY may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, BFY will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize BFY’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require BFY to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Short Sales

BFY may make short sales of municipal bonds. A short sale is a transaction in which BFY sells a security it does not own in anticipation that the market price of that security will decline. BFY may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain. When BFY makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. BFY may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. BFY’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. government securities or other liquid assets. BFY will also be required to segregate or earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by BFY on such security, BFY may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time BFY replaces the borrowed security, BFY will incur a loss; conversely, if the price declines, BFY will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although BFY’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Restricted and Illiquid Securities

Certain of BFY’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

BFY may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by BFY with an agreement by BFY to repurchase the securities at an agreed upon price, date and interest payment. At the time BFY enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If BFY establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by BFY; however, under certain circumstances in which BFY does not establish and maintain such segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of BFY’s limitation on borrowings. The use by BFY of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. BFY’s use of leverage through reverse repurchase agreements will be subject to BFY’s policy with respect to the use of leverage. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities BFY has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by BFY in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce BFY’s obligation to repurchase the securities and BFY’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, BFY would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

BFY also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of BFY’s repurchase of the underlying security.

Borrowings

BFY reserves the right to borrow funds to the extent permitted as described under the below caption “—Investment Restrictions.” The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of BFY. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of preferred shares.

Lending of Securities

BFY may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of BFY if, as a result, the aggregate value of all securities loans of BFY exceeds one-third of the value of BFY’s total assets (including the value of the collateral received). BFY may terminate a loan at any time and obtain the return of the securities loaned. BFY receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. BFY is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, BFY is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by BFY for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

BFY conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with BFY and to retain an affiliate of BFY as lending agent. To the extent that BFY engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for BFY, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that BFY engages in securities lending, BFY retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. BFY is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses BFY bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by BFY. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, BFY retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, BFY, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of its average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by TOB leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2022. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2022. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If either of the Reorganizations are consummated, the Investment Advisor has agreed to reduce the annual contractual investment advisory fee rate of the Combined Fund from 0.60% to 0.55% of the average weekly managed assets of the Combined Fund, effective upon the closing of such Reorganization. The annual contractual investment advisory fee rate of the Combined Fund (after giving effect to the Combined Fund Advisory Fee Reduction) is the same as the annual contractual investment advisory fee rate for each of BSE and BFY and represents a five basis point reduction in the annual contractual investment advisory fee for the Acquiring Fund.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment advisory fee rate and actual investment advisory fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2020, BlackRock’s assets under management were approximately $7.808 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of September 30, 2020, advised a registered closed-end family of 70 exchange-listed active funds with approximately $52 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2020, the firm had approximately 16,000 employees in more than 39 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals led by Michael Perilli, CFA and Walter O’Connor, CFA, Managing Director at BlackRock. Messrs. Perilli and O’Connor are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Perilli and O’Connor have been members of each Fund’s portfolio management team since 2014 and 2006, respectively.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Michael Perilli, CFA	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by Messrs. Perilli and O’Connor.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to BSE and BFY VRDP Shares	Bank of America, N.A.
Remarketing Agent to BSE and BFY VRDP Shares	BofA Securities, Inc.
Tender and Paying Agent to BSE and BFY VRDP Shares; Redemption and Paying Agent to Acquiring Fund VMTP Shares	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VRDP Shares Liquidity Provider

Bank of America, N.A. New York, New York 10036, serves as the liquidity provider for BSE and BFY VRDP Shares and is expected to serve as the liquidity provider for the VRDP Shares of the Acquiring Fund to be issued in connection with the Acquiring Fund VMTP Refinancings and the VRDP Shares of the Combined Fund.

VRDP Shares Remarketing Agent

BofA Securities Inc. New York, New York 10036, serves as the remarketing agent for BQH, BSE, BFY and the Acquiring Fund VRDP Shares and is expected serve as the remarketing agent for the VRDP Shares of the Acquiring Fund to be issued in connection with the Acquiring Fund VMTP Refinancings and the VRDP Shares of the Combined Fund.

VRDP Shares Tender and Paying Agent; VMTP Shares Redemption and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the BSE VRDP Shares and the BFY VRDP Shares and is expected to serve in such capacity with respect to the Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and the VRDP Shares of the Combined Fund. The Bank of New York Mellon also serves as the redemption agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the Acquiring Fund VMTP Shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding BSE and BFY and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares or VMTP Shares, as applicable, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of October 16, 2020.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BSE	Common Shares	Unlimited	0	6,519,660
BFY	Common Shares	Unlimited	0	5,004,922
Acquiring Fund (BNY)	Common Shares	Unlimited	0	12,976,074

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BSE	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
8/31/20	$13.91	$12.85	$15.29	$14.78	(9.0)%	(13.0)%

BSE	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

5/31/20	$13.99	$10.56	$15.59	$12.98	(10.3)%	(18.6)%

2/29/20	$14.16	$13.56	$15.42	$15.09	(8.2)%	(10.2)%

11/30/19	$13.97	$12.96	$15.20	$15.13	(8.1)%	(14.3)%

8/31/19	$13.86	$13.13	$15.34	$14.94	(9.6)%	(12.1)%

5/31/19	$13.30	$12.57	$14.87	$14.45	(10.6)%	(13.0)%

2/28/19	$12.64	$11.99	$14.41	$14.23	(12.3)%	(15.7)%

11/30/18	$12.74	$11.84	$14.26	$13.89	(10.7)%	(14.8)%

BFY	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

8/31/20	$14.65	$13.28	$15.74	$15.30	(6.93)%	(13.20)%

5/31/20	$15.00	$10.66	$16.15	$14.45	(7.1)%	(26.2)%

2/29/20	$15.12	$14.37	$16.00	$16.21	(5.5)%	(11.3)%

11/30/19	$14.60	$12.96	$15.64	$15.70	(6.6)%	(17.4)%

8/31/19	$14.55	$13.74	$15.93	$15.47	(8.6)%	(11.2)%

5/31/19	$14.11	$13.10	$15.48	$14.93	(8.8)%	(12.2)%

2/28/19	$13.10	$12.29	$14.93	$14.77	(12.3)%	(16.8)%

11/30/18	$12.91	$12.15	$14.88	$14.52	(13.3)%	(16.3)%

Acquiring Fund (BNY)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

7/31/20	$14.10	$12.60	$15.10	$14.00	(6.6)%	(10.0)%

4/30/20	$14.75	$10.56	$15.60	$14.04	(5.4)%	(24.8)%

1/31/20	$14.53	$13.75	$15.45	$15.10	(6.0)%	(9.0)%

10/31/19	$14.60	$12.23	$15.36	$15.17	(5.0)%	(19.4)%

7/31/19	$13.91	$13.35	$15.08	$14.80	(7.7)%	(9.9)%

4/30/19	$14.09	$12.63	$14.67	$14.40	(4.0)%	(12.3)%

1/31/19	$12.83	$11.85	$14.34	$14.03	(10.5)%	(15.5)%

10/31/18	$12.56	$11.77	$14.50	$14.05	(13.4)%	(16.3)%

For the periods shown in the tables above, the common shares of each Fund traded at a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of August 31, 2020.

Fund	Market Price	NAV	Premium/ (Discount) to NAV

BSE	$13.33	$14.97	(10.96)%

BFY	$13.99	$15.39	(9.10)%

Acquiring Fund (BNY)	$13.72	$14.92	(8.04)%

To the extent BSE’s or BFY’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BSE’s or BFY’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BSE’s or BFY’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BSE and BFY will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganizations.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not indicate or guarantee how its common shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the common shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted, and numbers may reflect small variances due to rounding. Standardized performance and performance data current to the most recent month end may be obtained by visiting the “Closed-End Funds” section of www.blackrock.com. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Average Annual Total Returns as of December 31, 2019

					Annualized Rates of Return
		Trailing 12- month Distribution Yield based on December 31, 2019 NAV	One Year ended December 31, 2019 based on NAV	One Year ended December 31, 2019 based on Market Price	Five Year ended December 31, 2019 based on NAV	Five Year ended December 31, 2019 based on Market Price	Ten Year ended December 31, 2019 based on NAV	Ten Year ended December 31, 2019 based on Market Price
BlackRock New York Municipal Income Quality Trust	BSE	3.22%	9.74%	18.04%	4.55%	5.34%	6.09%	5.60%
BlackRock New York Municipal Income Trust II	BFY	3.76%	10.29%	21.20%	4.71%	4.67%	6.59%	5.92%
BlackRock New York Municipal Income Trust	BNY	3.56%	9.83%	19.14%	4.61%	4.37%	6.68%	5.42%

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BFY’s, BSE’s and the Acquiring Fund’s respective Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares, par value $.001 per share, all of which were initially classified as common shares. The Board of each Fund is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of its common shareholders.

Set forth below is information about each Fund’s preferred shares as of August 31, 2020.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
BSE	VRDP Shares	405	Series W-7 – 405	0	405	11/29/2012	10/1/2041
BFY	VRDP Shares	444	Series W-7 – 444	0	444	11/29/2012	10/1/2041
Acquiring Fund (BNY)	VMTP Shares	945	Series W-7 – 945	0	945	3/22/2012	3/30/2022

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of June 30, 2020, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BSE Reorganization was consummated as of June 30, 2020, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BFY Reorganization was consummated as of June 30, 2020, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of June 30, 2020.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BSE	VRDP Shares	405	$100,000	40,500,000	162,652,844	24.9%
BFY	VRDP Shares	444	$100,000	44,400,000	132,789,463	33.4%
Acquiring Fund (BNY)	VMTP Shares	945	$100,000	94,500,000	328,830,783	28.7%
Pro forma Combined Fund (BSE into BNY)	VRDP Shares	1,350	$100,000	135,000,000	491,483,627	27.5%
Pro forma Combined Fund (BFY into BNY)	VRDP Shares	1,389	$100,000	138,900,000	461,620,246	30.1%
Pro forma Combined Fund (BSE and BFY into BNY)	VRDP Shares	1,794	$100,000	179,400,000	624,273,090	28.7%

Each of BSE and BFY has issued VRDP Shares, $100,000 liquidation value per share. The Acquiring Fund has issued, and following the Acquiring Fund VMTP Refinancings each of BSE and BFY will issue, VRDP Shares, $100,000 liquidation value per share, with substantially identical terms, except that the newly issued Acquiring Fund VRDP

Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. The outstanding VRDP Shares of BSE and BFY are currently in a one-year special rate period that will end on April 15, 2021, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares. The terms of the Acquiring Fund VRDP Shares issued in the Reorganizations will be substantially identical to the terms of BSE’s and BFY’s VRDP Shares as of the Closing Date of the Reorganizations. Please see “—Description of the VMTP Shares of the Acquiring Fund,” “—Description of the VRDP Shares of BSE and BFY” for additional information.

The VRDP Shares and VMTP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Rate
BSE	1.51%
BFY	1.51%
Acquiring Fund (BNY)	1.81%

If the BSE Reorganization Agreement is approved by BSE shareholders and the BFY Reorganization Agreement is approved by BFY shareholders, prior to the Closing Date of the BSE Reorganization and the BFY Reorganization, respectively, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of the outstanding BSE VRDP Shares and BFY VRDP Shares and use the proceeds from such issuance to redeem all of outstanding VMTP Shares of the Acquiring Fund. The Acquiring Fund VRDP Shares that will be issued in connection with the Acquiring Fund VMTP Refinancings will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding BSE and BFY VRDP Shares. The Acquiring Fund VRDP Shares will also be subject to a special rate period and the terms of the Acquiring Fund’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the Acquiring Fund/BSE VMTP Refinancing or the Acquiring Fund/BFY VMTP Refinancing is not completed prior to the Closing Date of the BSE Reorganization or the Closing Date of the BFY Reorganization, respectively, then the BSE Reorganization and/or the BFY Reorganization will not be consummated. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

In connection with the Reorganizations, and assuming that the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, the Acquiring Fund expects to issue 405 additional VRDP Shares to BSE VRDP Holders and 444 additional VRDP Shares to BFY VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,794 VRDP Shares outstanding. Assuming all of the Reorganizations are approved by shareholders, and the Acquiring Fund VMTP Refinancings are completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BSE or BFY VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BSE or BFY VRDP Share held by the BSE or BFY VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares issued in connection with the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date.

The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares. The outstanding VRDP Shares of BSE and BFY have a mandatory redemption date of October 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The outstanding VRDP Shares of BSE and BFY are currently in a one-year Special Rate Period that will end on April 15, 2021, unless extended. The terms applicable to the VRDP Shares of BSE and BFY during the Special Rate Period are identical. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and in the Reorganizations will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

Description of the VRDP Shares of BSE and BFY

BSE’s and BFY’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by Bank of America, N.A. acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). Each of BSE and BFY entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that require a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between each of BSE and BFY and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on August 31, 2021.

The Liquidity Facility requires the liquidity provider to purchase all of BSE’s and BFY’s VRDP Shares tendered for sale that were not successfully remarketed. Each of BSE and BFY is required to redeem its VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, each of BSE and BFY is required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for each of BSE or BFY is not renewed, and the applicable Fund does not arrange for a Purchase Agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Purchase Agreement. There is no assurance BSE or BFY, as applicable, will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during the Special Rate Period (as defined and described below), VRDP Holders have the right to give notice on any business day to tender BSE’ and/or BFY’s VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. BSE’s and BFY’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during the Special Rate Period, each of BSE and BFY may incur remarketing fees at the annual rate of 0.10% on the aggregate principal amount of the respective Fund’s VRDP Shares.

Each of BSE and BFY is required to redeem its VRDP Shares on October 1, 2041, the mandatory redemption date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, each of BSE and BFY is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each of BSE and BFY is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BSE’s and BFY’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of BSE or BFY, as applicable. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during the Special Rate Period, dividends on BSE’s and BFY’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes. At the date of issuance, the VRDP Shares of BSE and BFY were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2020, the VRDP Shares of BSE and BFY were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares of BSE and BFY continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the Special Rate Period, as described below. The short-term ratings on BSE’s and BFY’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during the Special Rate Period, a change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

BSE’s and BFY’s VRDP Shares are senior in priority to BSE’s and BFY’s common shares, respectively, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. BSE’s and BFY’s VRDP Shares will rank on parity with other preferred shares of BSE and BFY as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the applicable Fund. The 1940 Act prohibits the declaration of any dividend on BSE’s or BFY’s common shares or the repurchase of BSE’s or BFY’s common shares if the applicable Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, each of BSE and BFY is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the applicable Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

BSE’s and BFY’s VRDP Holders have voting rights equal to the applicable Fund’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, each of BSE’s and BFY’s VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for the applicable Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of BSE and BFY, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the applicable Fund, (b) change the applicable Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

On October 22, 2015, each of BSE and BFY commenced a special rate period ending April 18, 2018 with respect to its VRDP Shares (the “Special Rate Period”). This Special Rate Period was extended and is currently set to expire on April 15, 2021. The VRDP Holders and the applicable Fund may mutually agree to extend the Special Rate Period prior to the expiration of the Special Rate Period. If the Special Rate Period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the Special Rate Period and will be remarketed and available for purchase by qualified institutional investors. The Liquidity Facility remains in effect for the duration of the Special Rate Period and the VRDP Shares are still subject to mandatory redemption by the applicable Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the Special Rate Period. Short-term ratings may be re-assigned upon the termination of the Special Rate Period.

During the Special Rate Period, each of BSE and BFY is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the Special Rate Period.

During the Special Rate Period, BSE and BFY will pay nominal fees of to the liquidity provider and remarketing agent, but will instead pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”).

As of August 31, 2020, the BSE and BFY VRDP Shares were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The annualized dividend rates of the BSE and BFY VRDP Shares for the fiscal year ended August 31, 2020 were as follows:

Fund	Rate
BSE	1.51%
BFY	1.51%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency.

Under each of BSE’s and BFY’s Fee Agreement with the liquidity provider, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the applicable Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement.

If the Special Rate Period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of the Special Rate Period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by BSE or BFY after six months of continuous, unsuccessful remarketing.

Description of the VMTP Shares of the Acquiring Fund

If the BSE Reorganization Agreement is approved by BSE shareholders and the BFY Reorganization Agreement is approved by BFY shareholders, prior to the Closing Date of the BSE Reorganization and the BFY Reorganization, respectively, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of the outstanding BSE VRDP Shares and BFY VRDP Shares and use the proceeds from such issuance to redeem all of outstanding VMTP Shares of the Acquiring Fund.

The Acquiring Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Acquiring Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The Acquiring Fund is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. Six months prior to the term redemption date of the VMTP Shares, the Acquiring Fund is required to begin to segregate liquid assets with the Acquiring Fund’s custodian to fund the redemption. In addition, the Acquiring Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on the Acquiring Fund’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the Acquiring Fund’s VMTP Shares by the ratings agencies then rating the Acquiring Fund’s VMTP Shares. At the date of issuance, the Acquiring Fund’s VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the Acquiring Fund’s VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2020, the Acquiring Fund’s VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The Acquiring Fund’s VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the Acquiring Fund’s VMTP Shares is subject to a step-up spread if the Acquiring Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. For the twelve months ended July 31, 2020, the dividend rate of the Acquiring Fund VMTP Shares was 1.81%.

The Acquiring Fund’s VMTP Shares are subject to certain restrictions on transfer, and the Acquiring Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the Acquiring Fund’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

The Acquiring Fund’s VMTP Shares rank prior to the Acquiring Fund’s common shares as to the payment of dividends by the Acquiring Fund and distribution of assets upon dissolution or liquidation of the Acquiring Fund. The 1940 Act prohibits the declaration of any dividend on the Acquiring Fund’s common shares or the repurchase of the Acquiring Fund’s common shares if the Acquiring Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Acquiring Fund’s outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, the Acquiring Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Acquiring Fund’s VMTP Shares or repurchasing such shares if the Acquiring Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of the Acquiring Fund’s VMTP Shares have voting rights equal to the voting rights of the holders of the Acquiring Fund’s common shares (one vote per share) and will vote together with holders of the Acquiring Fund’s common shares (one vote per share) as a single class on certain matters. However, the holders of the Acquiring Fund’s VMTP Shares, voting as a separate class, are also entitled to elect two trustees to the Board of the Acquiring Fund. The holders of the Acquiring Fund’s VMTP Shares are also entitled to elect the Acquiring Fund’s full board of trustees if dividends on the VMTP Shares are not paid for a period of two years. The holders of the Acquiring Fund’s VMTP Shares are also generally entitled to a separate class vote to amend the VMTP Shares’ governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change the Acquiring Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

FINANCIAL HIGHLIGHTS

BlackRock New York Municipal Income Quality Trust (BSE)

The Financial Highlights table is intended to help you understand BSE’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BSE. The total returns in the table represent the rate an investor would have earned or lost on an investment in BSE (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, BSE’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2020 and the Report of the Independent Registered Public Accounting Firm thereon appear in BSE’s Annual Report for the fiscal year ended August 31, 2020, which is available upon request.

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BSE Financial Highlights

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.34		$14.35	$15.04	$15.84	$14.81

Net investment income(a)	0.57		0.50	0.55	0.63	0.68
Net realized and unrealized gain (loss)	(0.43)		0.98	(0.68)	(0.80)	1.03

Net increase (decrease) from investment operations	0.14		1.48	(0.13)	(0.17)	1.71

Distributions to Common Shareholders from net investment income(b)	(0.51)		(0.49)	(0.56)	(0.63)	(0.68)

Net asset value, end of year	$14.97		$15.34	$14.35	$15.04	$15.84

Market price, end of year	$13.33		$13.86	$12.65	$13.55	$14.84

Total Return Applicable to Common Shareholders(c)

Based on net asset value	1.36%		11.02%	(0.33)%	(0.55)%	12.22%

Based on market price	(0.11)%		13.79%	(2.47)%	(4.36)%	19.87%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	2.22	% (d)	2.75%	2.41%	2.10%	1.76%

Total expenses after fees waived and/or reimbursed	2.22	% (d)	2.75%	2.41%	2.09%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.18	% (d)	1.17%	1.10%	1.10%	1.17%

Net investment income to Common Shareholders	3.82%		3.46%	3.77%	4.23%	4.40%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$97,632		$100,005	$93,532	$98,076	$103,296

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500		$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$341,066		$346,926	$330,943	$342,162	$355,052

Borrowings outstanding, end of year (000)	$25,513		$22,050	$21,702	$20,604	$21,873

Portfolio turnover rate	13%		24%	16%	13%	8%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.16%, 2.16% and 1.12%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.17%	1.17%	1.10%	1.10%	1.12%

BlackRock New York Municipal Income Trust II (BFY)

The Financial Highlights table is intended to help you understand BFY’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BFY. The total returns in the table represent the rate an investor would have earned or lost on an investment in BFY (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, BFY’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2020 and the Report of the Independent Registered Public Accounting Firm thereon appear in BFY’s Annual Report for the fiscal year ended August 31, 2020, which is available upon request.

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BFY Financial Highlights

	Year Ended August 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$15.92		$14.97	$15.71	$16.58	$15.57

Net investment income(a)	0.66		0.60	0.64	0.71	0.78

Net realized and unrealized gain (loss)	(0.57)		0.94	(0.72)	(0.82)	1.06

Net increase (decrease) from investment operations	0.09		1.54	(0.08)	(0.11)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.62)		(0.59)	(0.66)	(0.76)	(0.83)

Net asset value, end of year	$15.39		$15.92	$14.97	$15.71	$16.58

Market price, end of year	$13.99		$14.21	$12.77	$15.51	$17.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.01%		11.14%	(0.08)%	(0.37)%	12.24%

Based on market price	2.87%		16.29%	(13.66)%	(4.13)%	26.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.35	%(d)	2.91%	2.57%	2.21%	1.86%

Total expenses after fees waived and/or reimbursed	2.35	%(d)	2.91%	2.56%	2.21%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.24	%(d)	1.22%	1.13%	1.12%	1.23%

Net investment income to Common Shareholders	4.25%		3.96%	4.20%	4.60%	4.83%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$77,018		$79,658	$74,931	$78,641	$82,927

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400		$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$273,464		$279,411	$268,764	$277,119	$286,771

Borrowings outstanding, end of year (000)	$12,570		$8,059	$7,475	$7,817	$8,061

Portfolio turnover rate	17%		26%	12%	14%	17%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.28%, 2.28% and 1.17%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.23%	1.22%	1.13%	1.12%	1.16%

BlackRock New York Municipal Income Trust (BNY)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2020 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2020, which is available upon request.

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The Acquiring Fund (BNY) Financial Highlights

	Year Ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.09	$14.52	$15.04	$15.94	$14.97

Net investment income(a)	0.61	0.58	0.60	0.67	0.75
Net realized and unrealized gain (loss)	(0.05)	0.52	(0.48)	(0.85)	1.02

Net increase (decrease) from investment operations	0.56	1.10	0.12	(0.18)	1.77

Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.53)	(0.64)	(0.72)	(0.80)

Net asset value, end of year	$15.09	$15.09	$14.52	$15.04	$15.94

Market price, end of year	$14.10	$13.81	$12.53	$15.37	$16.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.12%	8.33%	1.13%	(0.93)%	12.13%

Based on market price	6.30%	14.88%	(14.61)%	(3.43)%	21.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.36%	2.73%	2.45%	2.15%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%	2.73%	2.45%	2.14%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.16%	1.14%	1.12%	1.12%	1.11%

Net investment income to Common Shareholders	4.06%	3.98%	4.06%	4.45%	4.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,844	$195,868	$188,452	$195,029	$206,414

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,243	$307,268	$299,420	$306,379	$318,428

Borrowings outstanding, end of year (000)	$42,523	$35,517	$31,865	$32,047	$31,780

Portfolio turnover rate	17%	23%	9%	16%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

DIVIDENDS AND DISTRIBUTIONS

General

The Acquiring Fund’s dividend and distribution policy with respect to common shares will be the Combined Fund’s dividend and distribution policy with respect to common shares. BSE’s and BFY’s dividend and distribution policy with respect to common shares is identical as that of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income, after payment of dividends on the Acquiring Fund’s preferred shares outstanding, to holders of the Acquiring Fund’s common shares, except as described below in “—Undistributed Net Investment Income.” The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its common shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the individual Funds if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. The amount of undistributed income paid by the Acquiring Fund for any particular month may vary from time to time. The portion of a Combined Fund’s monthly distribution that consists of undistributed income may be greater than any individual Fund prior to the Reorganizations for any particular month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV.

Acquiring Fund common shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or Acquiring Fund common shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund common shares may be reinvested automatically in the Acquiring Fund common shares, see “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BSE and BFY shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BSE and BFY), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Restrictions on Distributions to Common Shares

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

Tax Treatment of Distributions

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.

The final tax characterization of distributions is determined after the end of the Acquiring Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as tax-exempt interest income, ordinary income, capital gains and/or return of capital. The Acquiring Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Acquiring Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect the Acquiring Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Acquiring Fund common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your Acquiring Fund common shares will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional Acquiring Fund common shares.

Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Reinvestment Plan Agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by telephonic, internet or written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Acquiring Fund common shares for you. If you wish for all dividends declared on your Acquiring Fund common shares to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each Acquiring Fund common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s Acquiring Fund common shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in Acquiring Fund common shares. The Acquiring Fund common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Acquiring Fund common shares from the Acquiring Fund (“newly issued Acquiring Fund common shares”) or (ii) by purchase of outstanding Acquiring Fund common shares on the open market (“open-market purchases”). If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated per share fees (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued Acquiring Fund common shares on behalf of the participants. The number of newly issued Acquiring Fund common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated per share fees (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in Acquiring Fund common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the Acquiring Fund common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner, to invest the dividend amount in Acquiring Fund common shares acquired in open-market purchases. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per Acquiring Fund Common Share exceeds the NAV per Acquiring Fund Common Share, the average per Acquiring Fund Common Share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the Acquiring Fund common shares, resulting in the acquisition of fewer Acquiring Fund common shares than if the dividend had been paid in newly issued Acquiring Fund common shares on the dividend payment date.

Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued Acquiring Fund common shares. Investments in newly issued Acquiring Fund common shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued Acquiring Fund common shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Acquiring Fund Common shares in the account of each participant will be held by the Reinvestment Plan Agent on behalf of such participant, and each shareholder proxy will include those Acquiring Fund common shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Acquiring Fund common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent through the internet at www.computershare.com/blackrock, or in writing to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236.

All overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST AND BYLAWS

Each of BFY’s, BSE’s and the Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

For each Fund, a Board Member may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Board Members or by a vote of the holders of at least 75% of the shares entitled to vote in an election of such Board Member.

Holders of each Fund’s outstanding VRDP Shares or VMTP Shares, as applicable, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of the Fund, are entitled to elect two Board Members of the Fund at any annual meeting in which Board Members are elected.

In addition, each Fund’s Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of each Fund or any subsidiary of such Fund with or into any Principal Shareholder.

•	The issuance of any securities of each Fund to any Principal Shareholder for cash (other than pursuant to a dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of each Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to each Fund or any subsidiary of such Fund, in exchange for securities of such Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of such Fund’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of such Fund’s Board Members and approved by a 1940 Act Majority of such Fund’s shareholders.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares or VMTP Shares, as applicable, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders or VMTP Holders, as applicable.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

BSE was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on August 30, 2002, and commenced operations on October 28, 2002.

BFY was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on June 21, 2002, and commenced operations on July 26, 2002.

The Acquiring Fund was formed as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001, and commenced operations on July 26, 2001.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. Each Fund’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability.

The Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act generally provides rules only in situations where the governing instrument does not address the subject matter, and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provides trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

CONVERSION TO OPEN-END FUND

To convert each Fund to an open-end investment company, the Fund’s Declaration of Trust each requires an amendment to the Fund’s declaration of trust or charter.

For each Fund, the amendment requires the favorable vote a majority of the Fund’s Board Members then in office followed by the favorable vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority of such Fund’s shareholders is required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BSE and BNY as of August 31, 2020 and the pro forma capitalization of the Combined Fund assuming only the BSE Reorganization was consummated as of August 31, 2020; (ii) the capitalization of BFY and BNY as of August 31, 2020 and the pro forma capitalization of the Combined Fund assuming only the BFY Reorganization was consummated as of August 31, 2020; and (iii) the capitalization of the Funds as of August 31, 2020 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of August 31, 2020.

Capitalization of BSE and BNY as of August 31, 2020 and pro forma capitalization of the Combined Fund assuming only the BSE Reorganization is consummated (unaudited)

	Target Fund (BSE)	Acquiring Fund (BNY)	Adjustments		Pro forma Combined Fund (BSE into BNY)
Net Assets Attributable to:
Common Shares(1)	$97,617,221	$193,558,345	$(2,090,956	)(2)	$289,084,610
VRDP Shares	$40,500,000	$94,500,000	—		$135,000,000
Shares Outstanding
Common Shares	6,519,660	12,976,074	42,599	(3)	19,538,333
VRDP Shares	405	945			1,350
NAV per Common Share	$14.97	$14.92	—		$14.80
Liquidation Preference per VRDP Share	$100,000.00	$100,000.00	—		$100,000.00

(1)	Based on the number of outstanding common shares as of August 31, 2020.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $296,300, of which $144,100 was attributable to BSE and $152,200 was attributable to BNY. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be $90,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Reflects undistributed net investment income (previously defined as “UNII”) of $1,704,656, of which $379,492 was attributable to BSE and $1,325,164 was attributable to BNY.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of BFY and BNY as of August 31, 2020 and pro forma capitalization of the Combined Fund assuming only the BFY Reorganization is consummated (unaudited)

	Target Fund (BFY)	Acquiring Fund (BNY)	Adjustments		Pro forma Combined Fund (BFY into BNY)
Net Assets Attributable to:
Common Shares(1)	$77,018,188	$193,558,345	$(2,349,640	)(2)	$268,226,893
VRDP Shares	$44,400,000	$94,500,000	—		$138,900,000
Shares Outstanding
Common Shares	5,004,922	12,976,074	147,625	(3)	18,128,621
VRDP Shares	444	945			1,389
NAV per Common Share	$15.39	$14.92	—		$14.80
Liquidation Preference per VRDP Share	$100,000.00	$100,000.00	—		$100,000.00

(1)	Based on the number of outstanding common shares as of August 31, 2020.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $284,000, of which $131,800 was attributable to BFY and $152,200 was attributable to BNY. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be $90,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Reflects UNII of $1,975,640, of which $650,476 was attributable to BFY and $1,325,164 was attributable to BNY.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of August 31, 2020 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

	BSE	BFY	Acquiring Fund (BNY)	Adjustments		Pro forma Combined Fund (BSE and BFY into BNY)
Net Assets Attributable to:
Common Shares(1)	$97,617,221	$77,018,188	$193,558,345	$(2,873,232	)(2)	$365,320,522
VRDP Shares	$40,500,000	$44,400,000	$94,500,000	—		$179,400,000
Shares Outstanding
Common Shares	6,519,660	5,004,922	12,976,074	190,224	(3)	24,690,880
VRDP Shares	405	444	945	—		1,794
NAV per Common Share	$14.97	$15.39	$14.92	—		$14,80
Liquidation Preference per VRDP Share	$100,000.00	$100,000.00	$100,000.00	—		$100,000.00

(1)	Based on the number of outstanding common shares as of August 31, 2020.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $428,100, of which $131,800 was attributable to BFY, $144,100 was attributable to BSE and $152,200 were attributable to BNY. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally, for the Acquiring Fund, the costs of the Acquiring Fund VMTP Refinancings are estimated to be $90,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Reflects UNII of $2,355,132, of which $650,476 was attributable to BFY, $379,492 was attributable to BSE and $1,325,164 was attributable to BNY.

(3)	Reflects adjustments due to differences in per common share NAV.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s common shares. Holders of each Fund’s common shares are entitled to one vote for each Common Share held by them. Holders of each Fund’s preferred shares are entitled to one vote for each preferred share held by them. Each Fund’s common shares and preferred shares do not have cumulative voting rights.

APPRAISAL RIGHTS

Shareholders of BSE, BFY and the Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Funds are each formed as Delaware statutory trusts and the Funds’ respective declarations of trust state that the shareholders are not entitled to appraisal rights.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to the U.S holders of BSE or BFY common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of BSE or BFY as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of BSE and BFY who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its BSE or BFY VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of BSE or BFY pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BSE or BFY common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of BSE and BFY pursuant to the Reorganizations will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of BSE and BFY that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BSE or BFY shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BSE or BFY shareholder’s tax basis in BSE or BFY common shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BSE or BFY shareholder’s holding period for BSE or BFY common shares is more than one year as of the date the Reorganizations are consummated.

•

The Acquiring Fund’s tax basis in BFY’s and BSE’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of BSE and BFY immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BSE or BFY.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BSE and BFY were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BFY’s and BSE’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BFY’s and BSE’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BSE or BFY shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BSE or BFY shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BSE and BFY, which are expected to be subject to tax loss limitation rules because BSE and BFY will undergo an “ownership change” for U.S. federal income tax purposes. Because BSE and BFY will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of BSE and BFY that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of BSE or BFY, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BSE or BFY may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BSE or BFY’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of August 31, 2020, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

BSE	BFY	Acquiring Fund (BNY)
$3,303,628	$3,171,135	$8,204,990

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BSE or BFY or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of BSE or BFY whose losses are subject to the loss limitation rules would depend on many variables, including BSE or BFY’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BSE or BFY would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BSE or BFY shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Funds’ have fixed the close of business on October 16, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting and at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by a Fund’s shareholders during regular business hours beginning ten days prior to the date of the Special Meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	BSE	BFY	Acquiring Fund (BNY)
Common Shares	6,519,660	5,004,922	12,976,074
VRDP Shares	405	444	945

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the holders of a majority of the shares entitled to vote on any matter present at the Special Meeting or represented by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Common shareholders of BSE are being asked to consider Proposal 1(A) below. With respect to Proposal 1(A), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of BFY are being asked to consider Proposal 1(C) below. With respect to Proposal 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of the Acquiring Fund are being asked to consider Proposals 2(A) and 2(B) below. With respect to Proposals 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of BSE are being asked to vote as a single class on a proposal to approve the BSE Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BSE’s assets and the assumption by the Acquiring Fund of substantially all of BSE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional	1940 Act Majority

Proposals	Required Approval of Shareholders
common shares) and VRDP Holders, respectively, of BSE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BSE of its registration under the 1940 Act, and the liquidation, dissolution and termination of BSE in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(C): The common shareholders and VRDP Holders of BFY are being asked to vote as a single class on a proposal to approve the BFY Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFY’s assets and the assumption by the Acquiring Fund of substantially all of BFY’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BFY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BFY of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFY in accordance with its Agreement and Declaration of Trust and Delaware law.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund common shares in connection with the BSE Reorganization.	Majority of shares present or represented by proxy

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund common shares in connection with the BFY Reorganization.	Majority of shares present or represented by proxy

SHAREHOLDER INFORMATION

Unless otherwise indicated, the information set forth below is as of October 16, 2020. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BFY	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	—	—	444	100%
BSE	RiverNorth Capital Management, LLC	325 N. LaSalle Street Suite 645 Chicago, IL 60654-7030	564,651	8.66%	—	—
	Saba Capital Management, L.P.	405 Lexington Avenue 58th Floor New York, NY 10174	383,977	5.90%	—	—
	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	358,397	5.50%	—	—
	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	—	—	405	100%
Acquiring Fund (BNY)	Wells Fargo & Company	420 Montgomery Street, San Francisco, CA 94163	—	—	945	100%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before October 16, 2020.

As of September 30, 2020, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares or VMTP Shares, as applicable, of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of each Fund were filed with the SEC on October 29, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on pages iv-v of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [•], 2020. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $25,826, $16,603 and $34,488 for BSE, BFY and the Acquiring Fund, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of the common shares of the Acquiring Fund Shares will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, which serves as special Delaware counsel to the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

OTHER MATTERS WITH RESPECT TO THE MEETING

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

ADJOURNMENTS AND POSTPONEMENTS

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present at such adjourned meeting and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

If you cannot be present at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust II

BlackRock New York Municipal Income Trust

[•], 2020

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [Target Fund], a registered non-diversified closed-end investment company, File No. 811-[●] (the “Target Fund”) and BlackRock New York Municipal Income Trust, a registered diversified closed-end investment company, File No. 811-10337 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”) and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization, to the approval of this Agreement, and the transactions contemplated herein, and in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VMTP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VMTP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

A-1

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(1) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its Agreement and Declaration of Trust or By-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2020, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VMTP Holders and holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (the “Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all

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material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Acquiring Fund Common Shares” and together with the Acquiring Fund VRDP Shares (as defined in Section 3(a) below), the “Acquiring Fund Shares”) and [1,794] preferred shares of beneficial interest of Series W-7 Variable Rate Muni Term Preferred Shares or any other series of Variable Rate Muni Term Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Acquiring Fund VMTP Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s Agreement and Declaration of Trust and applicable law.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s Agreement and Declaration of Trust or applicable law, and no holder of Acquiring Fund Common Shares or Acquiring Fund VRDP Shares will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”) and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

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(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or By-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended August 31, 2020, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

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(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s Agreement and Declaration of Trust, and has the voting rights provided by the Target Fund’s Agreement and Declaration of Trust and applicable law. The Target

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Fund has no outstanding preferred shares other than [405]1[444]2 VRDP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, the Acquiring Fund’s issuance of [405]3[444]4 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares”) and the redemption by the Acquiring Fund of all outstanding Acquiring Fund VMTP Shares with the proceeds from such issuance (the “Acquiring Fund VMTP Refinancing”), and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Delaware.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the

[1]	[Applies to BSE.]
[2]	[Applies to BFY.]
[3]	[Applies to reorganization of BSE into BNY.]
[4]	[Applies to reorganization of BFY into BNY.]

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Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares (“Target Fund Common Shareholder”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VRDP Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VRDP Shares, respectively. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the DSTA and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities

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of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares.

(e) The Acquiring Fund shall issue to each Target Fund VRDP Holder book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund VRDP Holder on a one-for-one basis for each holder’s holdings of the Target Fund VRDP Shares. The Target Fund VRDP Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Statement of Preferences of Variable Rate Demand Preferred Shares (the “Statement of Preferences”), Notice of Special Rate Period, share certificates representing such Acquiring Fund VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

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5.	PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, fees and expenses incurred in connection with the Acquiring Fund VMTP Refinancing, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

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(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VMTP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Statement of Preferences; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(viii) Upon the approval of this Agreement by the requisite shareholders of the Funds, the Acquiring Fund agrees to use reasonable efforts to consummate the Acquiring Fund VMTP Refinancing prior to the Closing Date.

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(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7.	CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

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(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares and Target Fund VRDP Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares and Target Fund VRDP Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least eighty percent of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, representing a two-thirds of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VMTP Holders, voting as a separate class, approving this Agreement, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

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(f) That the Target Fund shall have received the opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a statutory trust in good standing under the DSTA and has the power as a statutory trust power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 497 under the 1933 Act;

(ii) The Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of the obligations under the Agreement under the DSTA. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Fund under the DSTA and the Acquiring Fund’s Agreement and Declaration of Trust.

(iii) The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s Agreement and Declaration of Trust or By-laws.

(iv) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Delaware applicable to the Acquiring Fund.

(v) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable (except as provided in the last sentence of Section 3.8 of the Acquiring Fund’s Agreement and Declaration of Trust) by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Agreement and Declaration of Trust, By-Laws or the laws of the State of Delaware.

(g) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

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(k) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

(l) That the Acquiring Fund VMTP Refinancing shall have been consummated prior to the Closing Date.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VMTP Holders, voting as a separate class, of a 1940 Act Majority of the outstanding Acquiring Fund VMTP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders, voting as a single class, of a majority of the outstanding shares entitled to vote on such issuance.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and in good standing under the DSTA;

(ii) The Target Fund has the statutory trust power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the DSTA. The execution and

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delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Target Fund under the DSTA and the Target Fund’s Agreement and Declaration of Trust.

(iii) The Agreement has been duly executed and delivered by the Target Fund.

(iv) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement, will not violate the Agreement and Declaration of Trust or the By-laws of the Target Fund.

(v) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of Delaware.

(h) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

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(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Statement of Preferences, the Notice of Special Rate Period for the Acquiring Fund VRDP Shares, share certificates representing Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Statement of Preferences).

(n) That the Acquiring Fund VMTP Refinancing shall have been consummated prior to the Closing Date.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [●], 2021, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

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11.	INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [Target Fund] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock New York Municipal Income Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

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(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

By:
Name:
Title:

[TARGET FUND]

By:
Name:
Title

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APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). The Acquiring Fund may not:

1.

invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2.

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements;

4.

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

5.

purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6.

purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal bonds, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated

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governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non- fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

a)

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

b)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

c)	purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

BSE and BFY

The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of each Fund’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). Each Fund may not:

1.

invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2.

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements;

4.

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities each Fund may be deemed to be an underwriter;

5.

purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

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6.

purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that each Fund may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal bonds, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. Each Fund reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non- governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it will not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of each Fund’s assets that may be invested in municipal bonds insured by any given insurer.

As a fundamental policy, under normal market conditions, each Fund will invest at least 80% of its Managed Assets New York municipal bonds.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of each Fund. Each Fund may not:

1.

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s Managed Assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

2.	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

3.	purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 30, 2020

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK NEW YORK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

Dated [●], 2020

This Statement of Additional Information is available to the common shareholders of BlackRock New York Municipal Income Quality Trust (NYSE Ticker: BSE) (“BSE”) and BlackRock New York Municipal Income Trust II (NYSE Ticker: BFY) (“BFY”), in connection with the Reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of each of BSE and BFY into BlackRock New York Municipal Income Trust (NYSE Ticker: BNY) (“BNY” or the “Acquiring Fund,” and collectively with BSE and BFY, the “Funds,” and each, a “Fund”), whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BSE and BFY in exchange solely for newly issued shares of the Acquiring Fund’s common stock, par value $0.001 per share and Variable Rate Demand Preferred Shares, par value $0.001 per share and with a liquidation preference of $100,000 per share (“VRDP Shares” and the holders thereof, “VRDP Holders”) (plus any accumulated and unpaid dividends that have accrued on the BSE and BFY VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to such Closing Date), in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). BSE and BFY will then distribute the newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares to common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders of BSE and BFY, respectively, terminate their registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with their respective Agreements and Declarations of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and restrictions described in the Joint Proxy Statement/Prospectus. Each of BSE and BFY may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.”

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund common shares received by the common shareholders of BSE and BFY in the Reorganizations will equal the aggregate NAV (not the market value) of the BSE or BFY common shares held by such common shareholders immediately prior to the Closing Date (although BSE and BFY common shareholders may receive cash for their fractional common shares). The aggregate NAV of each of BSE and BFY immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares, if applicable, of such Fund. If the BSE Reorganization Agreement and/or the BFY Reorganization Agreement are approved, prior to the Closing Date, it is expected that the Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of the respective Target Fund’s outstanding VRDP Shares and use the proceeds from such issuance to redeem all of the Acquiring Fund’s outstanding VMTP Shares (each, an “Acquiring Fund VMTP Refinancing”). Following the completion of the Acquiring Fund VMTP Refinancings, in connection with the Reorganizations, each outstanding VMTP Share will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The Acquiring Fund VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings and in the Reorganizations will have terms that are substantially identical to the terms of the outstanding BSE and BFY VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years after the completion of the Acquiring Fund VMTP Refinancings and its

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issuance of VRDP Shares. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the Acquiring Fund VRDP Shares outstanding as of the Closing Date of the Reorganization. Such special rate period is expected to terminate on April 15, 2021, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date. A copy of a form of the Agreement and Plan of Reorganization that will be entered into between each of BSE and BFY with the Acquiring Fund is attached as Appendix A to the Joint Proxy Statement/Prospectus. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [●], 2020 relating to the Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Environmental, Social and Governance (“ESG”) Integration. Although the Acquiring Fund does not seek to implement a specific ESG, impact or sustainability strategy, Acquiring Fund management will consider ESG characteristics as part of the investment process for actively managed funds such as the Acquiring Fund. These considerations will vary depending on a fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary research of the Investment Advisor across the ESG risks and opportunities regarding an issuer. Acquiring Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for the Acquiring Fund. The ESG characteristics utilized in the Acquiring Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

ESG characteristics are not the sole considerations when making investment decisions for the Acquiring Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Acquiring Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Acquiring Fund’s exposure to certain companies or industries and the Acquiring Fund may forego certain investment opportunities. While Acquiring Fund management views ESG considerations as having the potential to contribute to the Acquiring Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus.

Risk Factors in Strategic Transactions and Derivatives. The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and volatility as described below:

•

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an Exchange (as defined herein) or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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•

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial illiquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•

Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. BlackRock Advisors, LLC (the “Investment Advisor”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect

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correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

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The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Acquiring Fund will enter into a futures position only if, in the judgement of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government

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regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The Acquiring Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. The Acquiring Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit enhancement.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which were subject to oversight by the CFTC) and security-based swaps (which were subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Although the CFTC and the prudential regulators have adopted and have begun implementing required regulations, the SEC rules were not finalized until December 2019 and firms have until October 2021 to come into compliance.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps.

Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, swaps (and both swaps and security-based swaps entered into with banks) are subject to margin requirements and swap dealers are required to collect margin from the Fund and post variation margin to the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps (as well as security-based swaps in addition to OTC swaps where the dealer is a bank or subsidiary of a bank holding company) will be phased-in through September 2021. The CFTC has not yet adopted capital requirements for swap dealers. As uncleared capital requirements for swap dealers and uncleared capital and margin requirements for security-based swaps are phased in and implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to the CFTC’s new capital regulations and to the new SEC regulations governing security-based swaps.

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In addition, regulations adopted by global prudential regulators that are now in effect require certain bank- regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers

The Board of Trustees (the “Board”) of each Fund currently consists of ten individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

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Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth(1)	Position(s) Held (Length of Service) (3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)

Richard E. Cavanagh 1946	Co-Chair of the Board and Board Member (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Board Member (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Board Member (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

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Name and Year of Birth(1)	Position(s) Held (Length of Service) (3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

Frank J. Fabozzi 1948	Board Member (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None

R. Glenn Hubbard 1958	Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester 1951	Board Member (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None

Catherine A. Lynch 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Board Members(5)

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	119 RICs consisting of 266 Portfolios	None

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Name and Year of Birth(1)	Position(s) Held (Length of Service) (3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

John M. Perlowski 1964	Board Member (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	120 RICs consisting of 267 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)

Each Independent Board Member holds office until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, serve until their successor is elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(4)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(5)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ Investment Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and other committees of other BlackRock-advised funds throughout the years; or other relevant life experiences.

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The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that he or she should serve on the Boards.

Board Members	Experience, Qualifications and Skills
Independent Board Members

Richard E. Cavanagh	Richard E. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service as a director/trustee/chair of the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, its operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Investment Advisor enhances his service as Co-Chair of the Boards, Chair of the Executive Committee, and a member of the Compliance Committee, the Governance and Nominating Committee and the Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Karen P. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of directors/trustees of closed-end funds in the BlackRock Fixed-Income Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Co-Chair of the Boards and a member of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Investment Advisor enhances her service as a member of the Governance and Nominating Committee, the Performance Oversight Committee, and the Executive Committee.

Michael J. Castellano	The Boards benefit from Michael J. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as Chair of each Fund’s Audit

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Board Members	Experience, Qualifications and Skills
Committee. Mr. Castellano’s independence from the Funds and the Investment Advisor enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Funds and the Investment Advisor enhances her service as Chair of the Compliance Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Performance Oversight Committee.

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock

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Board Members	Experience, Qualifications and Skills
Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Governance and Nominating Committee and a member of the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Investment Advisor enhances his service as a member of the Compliance Committee and Performance Oversight Committee.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of each Fund’s Audit Committee. Ms. Lynch’s independence from the Funds and the Investment Advisor enhances her service as a member of the Performance Oversight Committee.
Interested Board Members

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Funds’ Executive Committee.

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Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is each Co-Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The role of each Co-Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committee from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular in-person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

•	The Boards decided to separate the roles of Chief Executive Officer from the Co-Chairs because they believe that having independent Co-Chairs:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its

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affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer (the “CCO”), who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2019, the Board of each Fund met eight times. During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock New York Municipal Income Quality Trust	BSE	August 31, 2020	8
BlackRock New York Municipal Income Trust II	BFY	August 31, 2020	8
BlackRock New York Municipal Income Trust	BNY	July 31, 2020	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Michael J. Castellano (Chair), Frank J. Fabozzi, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

Each Board has adopted a written charter for such Board’s Audit Committee. A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at https://www.blackrock.com/us/individual/education/closed-end-funds/corporate-governance.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan and Karen P. Robards, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members. Each Board has adopted a written charter for such Board’s Governance and Nominating Committee.

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The Governance and Nominating Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new board members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2021 annual shareholder meeting of each Fund is held within 25 days of July 27, 2021, the relevant Fund must receive notice pertaining to the 2021 annual meeting of shareholders no earlier than Saturday, February 27, 2021 and no later than Monday, March 29, 2021 in the case of each Fund. However, if a Fund holds its 2021 annual shareholder meeting on a date that is not within 25 days before or after July 27, 2021, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at https://www.blackrock.com/us/individual/education/closed-end-funds/corporate-governance.

Compliance Committee. The Boards have a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third-party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with

15

respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Boards have a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Boards have an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Information about the specific experience, skills, attributes and qualifications of each Board Member, which in each case led to each Board’s conclusion that the Board Member should serve (or continue to serve) as a Board Member of the Funds, is provided in “Biographical Information of the Trustees.”

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BSE	August 31, 2020	12	4	4	4	0
BFY	August 31, 2020	12	4	4	4	0
Acquiring Fund (BNY)	July 31, 2020	12	4	4	4	0

Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $330,000 per year for his or her services as a board member of the BlackRock-advised Funds, including each Fund, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, each Co-Chair of the Board is paid an additional annual retainer of $100,000. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee and Governance and Nominating Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee are paid an additional annual retainer of $30,000 and $25,000, respectively, for his or her service on such committee. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

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The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by all BlackRock-advised Funds for the calendar year ended December 31, 2019. Mr. Perlowski and Mr. Fairbairn serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Investment Advisor.

Name[1]	Compensation from BSE	Compensation from BFY	Compensation from the Acquiring Fund (BNY)	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[2,3]
Independent Board Members:
Michael J. Castellano	$902	$753	$1,634	None	$405,000
Richard E. Cavanagh	$996	$828	$1,823	None	$455,000
Cynthia L. Egan	$892	$746	$1,615	None	$400,000
Frank J. Fabozzi	$874	$731	$1,577	None	$405,000
Henry Gabbay[4]	$479	$401	$986	None	$360,000
R. Glenn Hubbard	$845	$708	$1,521	None	$375,000
W. Carl Kester	$808	$678	$1,445	None	$370,000
Catherine A. Lynch	$817	$686	$1,464	None	$375,000
Karen P. Robards	$1,005	$836	$1,842	None	$460,000

Interested Board Members:
Robert Fairbairn	None	None	None	None	None
John M. Perlowski	None	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Board Member receives compensation see the Biographical Information Chart beginning on page 7.
[2]

For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2019. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $120,528, $112,840, $0, $186,000, $49,600, $55,818 and $22,816, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

[3]

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $1,053,110, $1,638,381, $905,955, $2,751,743, $1,394,527, $209,827 and $1,021,994, respectively, as of December 31, 2019. Ms. Egan and Mr. Gabbay did not participate in the deferred compensation plan as of December 31, 2019.

[4]	Mr. Gabbay resigned as a Board Member of each Fund effective February 19, 2020.

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Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2019 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BSE	Aggregate Dollar Range of Common Shares in BFY	Aggregate Dollar Range of Common Shares in the Acquiring Fund (BNY)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Independent Board Members
Michael J. Castellano	None	$1-$10,000	None	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Cynthia L. Egan	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	Over $100,000
R. Glenn Hubbard	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
W. Carl Kester	None	None	None	Over $100,000
Catherine A. Lynch	None	None	None	Over $100,000
Karen P. Robards	None	None	None	Over $100,000
Interested Board Members
John M. Perlowski	None	None	None	Over $100,000
Robert Fairbairn	None	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

As of December 31, 2019, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of December 31, 2019, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

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Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Officers of the Funds service at the pleasure of the Board.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the BlackRock Fixed-Income Complex, including the Funds, have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the BlackRock Fixed-Income Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

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INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

The Investment Management Agreement between each Fund and the Investment Advisor was approved by such Fund’s Board, including a majority of the Independent Board Members. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Investment Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly-owned subsidiary of BlackRock.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2021 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Board Members of such Fund who are not interested persons (as such term is defined in the 1940 Act) to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its Board Members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Investment Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange traded funds (“ETFs”) managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2022. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2022. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of the Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the

20

outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor. Prior to December 1, 2019, such agreement to waive a portion of each Fund’s management fee in connection with each Fund’s investment in affiliated money market funds was voluntary.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment adviser for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor and any amounts waived by the Investment Advisor with respect to each Fund during each Fund’s previous three fiscal years.

BSE

For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
August 31, 2020	$889,459	$93
August 31, 2019	$864,159	$147
August 31, 2018	$860,331	$955

BFY

For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
August 31, 2020	$723,160	$347
August 31, 2019	$702,159	$193
August 31, 2018	$706,416	$789

Acquiring Fund (BNY)

For the Period/Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2020	$1,959,820	$284
July 31, 2019	$1,905,110	$535
July 31, 2018	$1,908,488	$1,643

Accounting Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement. The following table sets forth the amounts paid by each Fund to State Street Bank and Trust Company during each Fund’s previous three fiscal years.

BSE

For the Period/Fiscal Year Ended	Administrative Services Fees Paid
August 31, 2020	$40,960
August 31, 2019	$38,294
August 31, 2018	$28,120

BFY

For the Period/Fiscal Year Ended	Administrative Services Fees Paid
August 31, 2020	$28,332
August 31, 2019	$25,641
August 31, 2018	$18,110

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Acquiring Fund (BNY)

For the Period/Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2020	$61,248
July 31, 2019	$58,885
July 31, 2018	$50,264

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about the other accounts managed by each Fund’s portfolio managers as of August 31, 2020 for each of BSE and BFY and as of July 31, 2020 for the Acquiring Fund.

BSE:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.77 Billion	$0	$0	$0	$0	$0
Michael Perilli, CFA	21	0	0	0	0	0
	$6.74 Billion	$0	$0	$0	$0	$0

BFY:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.79 Billion	$0	$0	$0	$0	$0
Michael Perilli, CFA	21	0	0	0	0	0
	$6.76 Billion	$0	$0	$0	$0	$0

The Acquiring Fund (BNY):
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.73 Billion	$0	$0	$0	$0	$0
Michael Perilli, CFA	21	0	0	0	0	0
	$6.76 Billion	$0	$0	$0	$0	$0

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Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2020 for each of BSE and BFY and as of July 31, 2020 for the Acquiring Fund.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the

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performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

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Securities Ownership of Portfolio Managers as of August 31, 2020 for BSE and BFY and as of July 31, 2020 for the Acquiring Fund, each Fund’s most recent fiscal year end

Portfolio Manager	Dollar Range of Equity Securities of BSE Beneficially Owned	Dollar Range of Equity Securities of BFY Beneficially Owned	Dollar Range of Equity Securities of the Acquiring Fund (BNY) Beneficially Owned
Walter O’Connor, CFA	None	None	None
Michael Perilli, CFA	None	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policies established by the Board, the Investment Advisor is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. The Investment Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Advisor generally seeks reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Investment Advisor may select a broker based partly upon brokerage or research services provided to the Investment Advisor and its clients, including the Funds. In return for such services, the Investment Advisor may cause the Funds to pay a higher commission than other brokers would charge if the Investment Advisor determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Investment Advisor seeks to obtain the best price and most favorable execution for each Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Investment Advisor’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Investment Advisor’s knowledge of any actual or apparent operational problems of a broker or dealer.

The securities in which the Funds invest are traded primarily in the OTC market. Each Fund intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed income securities such as municipal bonds, corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

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Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

The Investment Advisor may participate in client commission arrangements under which the Investment Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Advisor. The Investment Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Investment Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Investment Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Investment Advisor views as impactful to its trading results.

The Investment Advisor may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Investment Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Investment Advisor’s policies to the extent that such permitted services do not compromise the Investment Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Investment Advisor might pay with fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Funds or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Investment Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Advisor are not reduced as a result of the Investment Advisor’s receipt of research services. In some cases, the Investment Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Investment Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Advisor faces

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a potential conflict of interest, but the Investment Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Funds will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, Funds may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Investment Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Investment Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds’ respective anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Funds and for other investment accounts managed by the Investment Advisor are made independently of each other in light of differing conditions. The Investment Advisor allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Investment Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Investment Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Investment Advisor or to induce future services or benefits to be rendered to the Investment Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Funds receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Investment Advisor is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Investment Advisor’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team

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is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Investment Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Investment Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Investment Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Investment Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Investment Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other clients of the Investment Advisor that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Investment Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Investment Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by the Investment Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Investment Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to the Investment Advisor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

While the Funds generally do not expect to engage in trading for short-term gains, they will effect portfolio transactions without regard to any holding period if, in the Investment Advisor’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of each Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Funds.

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Each Fund paid no brokerage commissions, including to affiliated broker-dealers, during the three most recent fiscal years.

Each Fund paid no security lending agent fees to the security lending agent during its previous three fiscal years.

The Acquiring Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended July 31, 2020. BSE and BFY held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended August 31, 2020.

CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., the Investment Advisor and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to each Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which each Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or a Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, a Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

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In certain circumstances, BlackRock, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including such Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for a Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing such Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

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BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of such Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. A Fund and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by a Fund’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of such Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of such Fund. To the extent such transactions are permitted, such Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on a Fund.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on such Fund.

A Fund will be required to establish business relationships with its counterparties based on such Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock in evaluating such Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, a Fund. BIM may receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BIM as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BIM and its affiliates; and (ii) BIM as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BIM. As described further below, BIM seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as

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well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

As discussed in the section entitled “Portfolio Transactions and Brokerage” in this SAI, BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, a Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time

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choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see Appendix B.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than 1/2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to a Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by a Fund’s Board of Directors. When determining a “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or

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third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, a Fund and the Investment Advisor each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that such Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to such Fund and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), a Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of a Fund. For example, in certain circumstances where a Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for its proprietary accounts and for client accounts (including a Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, a Fund or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including a Fund) to purchase or dispose of investments, or exercise rights or undertake business

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transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including a Fund) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including a Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including a Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, a Fund may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to a Fund and such Fund is under no obligation to use BlackRock indices. A Fund cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may not serve as an Authorized Participant in the creation and redemption of BlackRock-advised ETFs.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by a Fund’s service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including a Fund, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund’s service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in a Fund.

Present and future activities of BlackRock (including BlackRock Advisors, LLC) and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

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OTHER INFORMATION

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for its Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of such Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2020 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 2, 2020.

The financial statements of BSE for the fiscal year ended August 31, 2020 are incorporated by reference herein to BSE’s annual report filed on Form N-CSR on October 30, 2020.

The financial statements of BFY for the fiscal year ended August  31, 2020 are incorporated by reference herein to BFY’s annual report filed on Form N-CSR on October 30, 2020.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund common shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2020 or August 31, 2020, as applicable.

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The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of each of the Funds, dated July 31, 2020 or August 31, 2020, as applicable, which is on file with the SEC and are available at no charge. Further information on obtaining the Annual Report may be found on page (v) of the Joint Proxy Statement/Prospectus.

The Reorganizations are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services.

Each of BSE and BFY currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of its average weekly managed assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the relevant Fund (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of the Fund’s VRDP Shares or VMTP Shares, as applicable).

If either of the Reorganizations are consummated, the Investment Advisor has agreed to reduce the contractual investment advisory rate payable by the Combined Fund from 0.60% to 0.55% of the average weekly managed assets of the Combined Fund (the “Combined Fund Advisory Fee Reduction”), effective on the Closing Date of such Reorganization.

The unaudited pro forma information set forth below as of August 31, 2020 is intended to present supplemental data as if the Reorganizations had been consummated on August 31, 2020.

As of August 31, 2020, the net assets of (i) BSE were approximately $97.6 million, (ii) BFY were approximately $77.0 million and (iii) the Acquiring Fund were approximately $193.6 million. The net assets of the Combined Fund as of August 31, 2020 would have been approximately $365.3 million on a pro forma basis. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.001 per share. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Target Fund in a Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional common shares). The aggregate net asset value of each Target Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The amount of increased common shares of 11,714,806 was calculated based on net asset value of the Acquiring Fund common shares of $14.80 in exchange for common shares of each Target Fund.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund and the Acquiring Fund will continue to operate as a standalone Delaware statutory trust. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

If the BSE Reorganization Agreement and the BFY Reorganization Agreement are approved, prior to the Reorganizations, it is expected that all of the VMTP Shares of the Acquiring Fund will be refinanced into Acquiring Fund VRDP Shares with terms substantially identical to those of the BSE VRDP Shares and BFY VRDP Shares.

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The Reorganizations are contingent upon the completion of the Acquiring Fund VMTP Refinancings. If the Acquiring Fund VMTP Refinancings are not completed prior to the Closing Date of the Reorganizations, then the Reorganizations will not be consummated. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

On the Closing Date of the Reorganizations, BSE and BFY VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.001 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BSE VRDP Shares and BFY VRDP Shares. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s VRDP Shares to be issued in the Acquiring Fund VMTP Refinancings or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially identical to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganizations, with the only significant difference being the mandatory redemption date of each Fund’s VRDP Shares as follows:

VRDP Shares Redemption Date
Target Fund (BSE)	Target Fund (BFY)	Acquiring Fund (BNY)
October 1, 2041	October 1, 2041	(1)

(1)	The redemption date of Acquiring Fund VRDP Shares will be 30 years after the completion of the Acquiring Fund VMTP Refinancings and its issuance of VRDP Shares.

The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings and will rank on parity with such Acquiring Fund VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares outstanding as of the Closing Date.

The Acquiring Fund will issue VRDP Shares with terms substantially identical to the terms of the outstanding BSE VRDP Shares and BFY VRDP Shares. The only significant difference between the terms of each Fund’s VRDP Shares will be the difference in the mandatory redemption dates as noted above. The Acquiring Fund VRDP Shares that will be issued in connection with the Acquiring Fund VMTP Refinancings will have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. Following the Acquiring Fund VMTP Refinancings, the Funds’ VRDP Shares also will have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent immediately prior to the Closing Date. The BSE and BFY VRDP Shares are currently in a one year special rate period that will end on April 15, 2021, unless extended. The terms applicable to BSE’s and BFY’s VRDP Shares during the special rate period are identical. During the special rate period, BSE’s and BFY’s VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. The Acquiring Fund VRDP Shares to be issued in connection with the Acquiring Fund VMTP Refinancings will also be subject to a special rate period, and the terms of the Acquiring Fund VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding BSE and BFY VRDP Shares.

The unaudited pro forma information set forth below for the period ended August 31, 2020 is intended to present ratios and supplemental data as if each Reorganization had been consummated at September 1, 2019.

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On a pro forma basis for the twelve months ended August 31, 2020, the proposed Reorganizations would result in a decrease of $163,531 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $373,682 and an increase in investment advisory fee waivers of $0 on a pro forma basis for the twelve months ended August 31, 2020.

On a pro forma basis the Total Net Expense Ratio for the twelve months ended August 31, 2020 (including interest expenses) for BSE was 2.22%, for BFY was 2.35% and for the Acquiring Fund was 2.33%. With respect to Acquiring Fund, the Investment Advisor agreed to the Combined Fund Advisory Fee Reduction. Assuming each Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expense ratio (including interest expenses and after giving effect to the Combined Fund Advisory Fee Reduction) is expected to be 2.16%.

On a pro forma basis the Total Net Expense Ratio for the twelve months ended August 31, 2020 (excluding interest expense) for BSE was 1.18%, for BFY was 1.24% and for the Acquiring Fund’s was 1.17%. Assuming each Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expense ratio (excluding interest expenses and after giving effect to the Combined Fund Advisory Fee Reduction) are expected to be 1.00%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of August 31, 2020, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Reorganizations other than in the ordinary course of business.

Each Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by each Target Fund or its shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of each Target Fund held in its shares of the Target Fund immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganization: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meetings and the Acquiring Fund VMTP Refinancings, will be borne directly by the respective Fund incurring the expense. The estimated expenses of the Reorganizations attributable to each Fund are as follows:

Estimated Reorganization Expenses
Target Fund (BSE)	Target Fund (BFY)	Acquiring Fund (BNY)
$144,100	$131,800	$242,200

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of August 31, 2020, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BSE)	Target Fund (BFY)	Acquiring Fund (BNY)
$379,492	$650,476	$1,325,164

Capital Loss Carryforwards: As of August 31, 2020, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount
Target Fund (BSE)	Target Fund (BFY)	Acquiring Fund (BNY)
$3,303,628	$3,171,135	$8,204,990

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APPENDIX A

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of the City and financial and demographic information contained in the State’s Annual Information Statement, as of August 27, 2020 with respect to the City and June 3, 2020 with respect to the State, and, unless otherwise specified, does not reflect recent developments since the dates of such offering statements and information. The Fund has not independently verified this information. The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

As stated, the information set forth below is primarily based upon the most recent publicly available offering statements relating to debt offerings of the City and financial and demographic information contained in the State’s Annual Information Statement, as of September 8, 2020 with respect to the City and June 3, 2020 with respect to the State, and, unless otherwise specified, does not reflect recent developments since the dates of such offering statements and information, including in particular the information relating to the COVID-19 Pandemic described above.

New York City

General. The City, with an estimated population of approximately 8.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2019 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2020 and 2021 fiscal years in accordance with GAAP except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to General Municipal La (“GML”) Section 25 (as defined below). In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In 2019, Section 25 of the State General Municipal Law (“GML Section 25”) was amended to address the application to the City of GASB Statement No. 84, which contained updated requirements for fiduciary funds of state and local governments. Pursuant to GML Section 25, the City may, without violating Expense Budget (as defined below) balance requirements, carry forward to a subsequent fiscal year unspent fund balances that are restricted as to their use by requirements of State or federal law or regulation or by requirements of private or other governmental parties. The City may also continue to carry forward unspent balances held in its Health Stabilization Fund, School Crossing Guards Health Insurance Fund and Management Benefits Fund. The City’s current financial plan projects budget gaps for the 2022 through 2024 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.

The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s annual operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.

City Financial Plan. For the 2019 fiscal year, the City’s General Fund had a total surplus of $4.2 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described above, after discretionary and other transfers. The 2019 fiscal year is the thirty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

COVID-19

The outbreak of the coronavirus disease (COVID-19), referred to herein as “COVID-19,” has been declared a pandemic by the World Health Organization. The Governor declared a state of emergency in the State on March 7, 2020 and the Mayor declared a state of emergency in the City on March 12, 2020, each of which is still in effect.

On March 20, 2020, the Governor ordered the shut-down of all non-essential businesses and mandated that all employees, other than essential workers, remain at home. Unemployment applications throughout the State soared, with over 1.4 million in the City, and the City’s unemployment rate reached 20.4% in June. By August 13, 2020, the City had experienced more than 212,000 COVID-19 cases and suffered more than 23,000 deaths, including those that were both confirmed and probably related to COVID-19, representing approximately 8% of COVID-19 cases in the U.S., 18% of deaths in the U.S., and 5% of deaths globally, with communities of color suffering disproportionately.

The sudden cessation of business activity, travel and tourism resulting from the pandemic, and the government’s response to it, had a devastating impact on the retail, cultural, hospitality and the entertainment sectors in the City, particularly for the City’s many restaurants. The City’s hotel occupancy rate declined by approximately 80% at the end of March and beginning of April 2020 compared to the same period in 2019. During that time, active hotel inventory was estimated to decrease by approximately 20,000 rooms since February 2020. Hotel tax revenue declined 24.0% in the quarter ending in March 2020 compared to the quarter ending March 2019, and 73.8% in the quarter ending in June 2020 compared to the quarter ending in June 2019, as the hotel industry continues to be greatly impacted by the pandemic. Tourism in the City has experienced steep declines. International arrivals to City airports declined 99% from the prior year in both April and May 2020.

Certain real estate sectors could sustain losses as a result of the business distress and unemployment resulting from the pandemic. Residential rent delinquencies significantly higher than average have been reported and residential sales in the City were down nearly 50% in April through June 2020 compared to the same period in 2019. The longer term impact on commercial real estate will depend on decisions of major office tenants regarding density, remote work and relocation of operations out of the City. It is not possible to predict whether a sustained loss of value in the City’s real estate sector will occur or whether the City’s real property tax revenues will be adversely affected.

The COVID-19 pandemic and economic disruption resulting from measures to contain it have resulted in reductions in the City’s fiscal year 2020 and projected revenues. Revenue projections included in this Official Statement are as set forth in the Financial Plan (as defined below). However, the ultimate impact of the COVID-19 pandemic on the amount and timing of collections of City revenues cannot be determined at this time. No assurance can be provided that the COVID-19 pandemic and resulting economic disruption will not result in revenues to the City that are lower than projected herein.

Recently, COVID-19 infections and positive test rates in the City have fallen significantly, and certain businesses and activities have been permitted to reopen although limitations on certain activities, such as large indoor gatherings and indoor service at bars and restaurants, are still in effect. However, there can be no assurance that COVID-19 infections and positive test rates in the City will not increase or that certain business closures will not be reinstated during the course of the pandemic.

2020-2024 Financial Plan

On June 19, 2019, the City submitted to the Control Board the financial plan for the 2020 through 2023 fiscal years (the “June 2019 Financial Plan”), which was consistent with the City’s Capital and Expense Budgets as adopted for the 2020 fiscal year. Subsequently, the June 2019 Financial Plan was modified during the 2020 fiscal year. On June 30, 2020, the City submitted to the Control Board the financial plan for the 2021 through 2024 fiscal years, which is consistent with the City’s capital and expense budgets as adopted for the 2021 fiscal year, and a further modification to the June 2019 Financial Plan with respect to the 2020 fiscal year (together, the “Financial Plan”).

The Financial Plan projects revenues and expenses for the 2020 and 2021 fiscal years balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and projects gaps of approximately $4.18 billion, $3.04 billion and $3.18 billion in fiscal years 2022 through 2024, respectively. The June 2019 Financial Plan had projected revenues and expenses for the 2020 fiscal year balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and had projected gaps of approximately $3.52 billion, $2.88 billion and $3.14 billion in fiscal years 2021 through 2023, respectively.

The Financial Plan reflects, since the June 2019 Financial Plan, decreases in projected net revenues of $1.25 billion, $6.37 billion, $3.41 billion and $2.55 billion in fiscal years 2020 through 2023, respectively, resulting primarily from the impact of the COVID-19 pandemic. Changes in projected revenues include: (i) decreases in real property tax revenues of $85 million, $218 million, $308 million and $404 million in fiscal years 2020 through 2023, respectively; (ii) decreases in personal income tax revenues of $114 million, $1.76 billion, $881 million and $567 million in fiscal years 2020 through 2023, respectively; (iii) an increase in business tax revenues of $135 million in fiscal year 2020 and decreases in business tax revenues of $1.20 billion, $539 million and $272 million in fiscal years 2021 through 2023, respectively; (iv) decreases in sales tax revenues of $919 million, $1.54 billion, $613 million and $467 million in fiscal years 2020 through 2023, respectively, excluding the State intercept of $250 million in fiscal year 2021 and $150 million in fiscal year 2022 in sales tax revenues payable to the City for the aid of distressed hospitals and nursing homes, as described below; (v) decreases in real estate transaction tax revenues of $371 million, $1.11 billion, $845 million and $659 million in fiscal years 2020 through 2023, respectively; (vi) decreases in State School Tax Relief Program (“STAR Program”) revenues of $7 million in fiscal year 2020 and $13 million in each of fiscal years 2021 through 2023; (vii) decreases in hotel tax revenues of $150 million, $362 million, $83 million and $11 million in fiscal years 2020 through 2023, respectively; and (viii) an increase in other tax revenue of $160 million in fiscal year 2020 and decreases in other tax revenues of $122 million, $49 million and $64 million in fiscal years 2021 through 2023, respectively. Changes in projected revenues also include: (i) an increase in tax audit revenues of $200 million in fiscal year 2021; (ii) an increase in federal aid of $138 million in fiscal year 2020; and (iii) net decreases in non-tax revenues of $37 million, $237 million, $81 million and $88 million in fiscal years 2020 through 2023, respectively.

The Financial Plan also reflects, since the June 2019 Financial Plan, decreases in projected net expenditures of $5.07 billion, $6.07 billion, $2.11 billion and $2.64 billion in fiscal years 2020 through 2023, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $1.21 billion, $668 million, $512 million and $615 million in fiscal years 2020 through 2023, respectively; (ii) an increase of $376 million in fiscal year 2021 as a result of City Council initiatives; (iii) decreases in pension contributions of $176 million, $189 million, $89 million and $252 million in fiscal years 2020 through 2023, respectively, primarily as a result of strong investment earnings in fiscal year 2019; (iv) increases in federal aid of $968 million and $605 million in fiscal years 2020 and 2021, respectively, as a result of the U.S. Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) and FEMA aid; (v) increases of $34 million, $763 million, $233 million and $83 million in fiscal years 2020 through 2023, respectively, primarily reflecting the impact of the State 2021 Budget (defined below), including the State intercept of $250 million in fiscal year 2021 and $150 million in fiscal year 2022 in sales tax revenues payable to the City for the aid of distressed hospitals and nursing homes, as described below; (vi) decreases in the general reserve of $1.13 billion and $900 million in fiscal years 2020 and 2021, respectively; (vii) increases in the reserve for collective bargaining of $17 million and $8 million in fiscal years 2020 and 2021, respectively, and decreases in the reserve for collective bargaining of $68 million and $363 million in fiscal years 2022 and 2023, respectively; (viii) decreases in the capital stabilization reserve of $250 million in each of fiscal years 2020 and 2021; (ix) a decrease of $400 million in fiscal year 2020 reflecting a re-estimate of prior years’ expenses and receivables; and (x) decreases of $1 billion and $1.60 billion in fiscal years 2020 and 2021, respectively, in contributions to the Retiree Health Benefits Trust.

Decreases in projected net expenditures also reflect decreases in labor expenses of $1 billion in each of fiscal years 2021, 2022 and 2023 from concessions to be negotiated with labor unions. The Mayor has announced that, without such concessions, additional federal stimulus funding for the City, or State authorization of long-term borrowing for costs and lost revenues relating to COVID-19 (described below), the City will have to lay off 22,000 employees.

Changes in projected net expenditures also include decreases in net expenditures of $2.41 billion, $3.34 billion, $1.70 billion and $1.73 billion in fiscal years 2020 through 2023, respectively, to be achieved as a result of the Citywide Savings Program (which includes increases in miscellaneous revenue of $350 million in fiscal year 2020, $263 million in fiscal year 2021 and $21 million in each of fiscal years 2022 and 2023, that are not reflected within the revenue changes described above).

The Financial Plan reflects, since the June 2019 Financial Plan, provision for $3.82 billion for the prepayment in fiscal year 2020 of fiscal year 2021 expenses and an expenditure reduction of $3.82 billion in fiscal year 2021.

The Financial Plan reflects, since the June 2019 Financial Plan, federal aid relating to the outbreak of COVID-19, inclusive of the $968 million and $605 million in fiscal years 2020 and 2021, respectively, described above, of $4.13 billion in fiscal year 2020 and $30.63 million in fiscal year 2021, including, in fiscal year 2020, approximately $1.45 billion in CARES Act funding, all which has been received, and $2.65 billion in FEMA funding, $199.6 million of which has been received. The Financial Plan reflects total federal aid, inclusive of the federal aid relating to the outbreak of COVID-19 described above, of $12.49 billion, $7.37 billion, $6.97 billion, $6.92 billion and $6.92 billion in fiscal years 2020 through 2024, respectively.

The Financial Plan also reflects funding to cover the cost of the collective bargaining patterns established in the agreements between the City and District Council 37 of AFSME (“DC37”), the United Federation of Teachers (“UFT”), and others. The Financial Plan also reflects funding to cover the pattern for uniformed force employees as established by the recently negotiated agreement with the Uniformed Officers Coalition. The Financial Plan further reflects the elimination of the previously assumed 1% annual wage increases for the first two fiscal years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining.

The Financial Plan reflects $41 million in funding in fiscal year 2021 for the cost of the Fair Fares Program, which provides reduced fares to low income subway and bus riders, but does not reflect funding beyond fiscal year 2021. It is expected that funding sources for the continuation of the program will be identified in coordination with the City Council.

The Financial Plan reflects the impact of the State fiscal year 2021 budget, passed by the State legislature on April 2, 2020 (the “State 2021 Budget”), with the exception of: (i) estimated school aid that is at least $415 million, $474 million, and $58 million lower than assumed in the Financial Plan in fiscal years 2022 through 2024, respectively; (ii) a requirement that the City vacate Pier 76 in Manhattan by December 2020 or pay a penalty of $12 million, with an additional penalty of $3 million per month after such date, which penalties can be waived by the Governor if the City demonstrates a good faith effort to vacate the pier; (iii) the potential impact on the City of a State initiative to redesign its Medicaid program to achieve $2.5 billion in savings Statewide, which is unknown at this time; and (iv) $2.8 billion of the $3 billion the City is required to contribute to the Metropolitan Transportation Authority’s (“MTA”) 2020-2024 capital plan, on a schedule concurrent with the State’s $3 billion contribution to be set by the State Budget Director, which schedule is not known at this time. The Financial Plan also does not reflect the impact, in fiscal years 2022 through 2024, respectively, of a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $238 million in fiscal year 2021 and $175 million in each of fiscal years 2022 through 2024 to cover the City’s contributions for paratransit services, compared to MTA’s estimate of such costs of $230 million, $252 million, $292 million and $311 million in such fiscal years.

The Financial Plan reflects the intercept by the State of $250 million and $150 million in sales taxes in fiscal years 2021 and 2022, respectively, otherwise payable to the City, to provide assistance to distressed hospitals and nursing homes.

The Governor invoked executive powers to implement a Medicaid savings plan with a projected cost to New York City Health and Hospitals (“NYCHH”) of approximately $20 million in fiscal year 2020 and $45 million in fiscal year 2021.

The State 2021 Budget authorizes the State Budget Director to make periodic adjustments to nearly all State spending, including State Aid, in the event that actual State revenues come in below 99% percent of estimates or if actual disbursements exceed 101% of estimates. Specifically, the legislation provides that the State Budget Director will determine whether the State 2021 Budget is balanced during three “measurement periods”: April 1 to April 30, May 1 to June 30, and July 1 to December 31. According to the legislation, if a State General Fund imbalance has occurred during any measurement period, the State Budget Director will be empowered to adjust or reduce any general fund and/or State special revenue fund appropriation and related cash disbursement by any amount needed to maintain a balanced budget The legislation further provides that prior to making any adjustments or reductions, the State Budget Director must notify the Legislature in writing and the Legislature has 10 days following receipt of such notice to prepare and approve its own plan. If the Legislature fails to approve its own plan, the State Budget Director’s reductions will take effect automatically. On April 25, 2020 the New York State Division of the Budget announced that the State fiscal year 2021 Enacted State Budget Financial Plan projects a $13.3 billion shortfall as a direct consequence of the COVID-19 pandemic. To date the State has not implemented cuts or presented a plan. Reductions or delays in the payment of State aid as described above could adversely affect the financial condition of the City. The magnitude of reductions in the payment of State aid will depend on, among other things, the availability of unrestricted federal aid to the State.

The State budget for fiscal year 2020 (the “State 2020 Budget”) included enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, with a start date no earlier than December 31, 2020, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The start date is expected to be later than December 31, 2020 on account of a delay in receiving guidance from the federal government on an environmental assessment.

The Financial Plan does not reflect future increases in the charter school per-pupil tuition rate, which, if not offset by changes to State education aid to the City that occur each year during the State budget process, are preliminarily estimated to cost the City $154 million in fiscal year 2022, $282 million in fiscal year 2023, and $433 million in fiscal year 2024. These figures are based on preliminary data. Final figures that would determine the actual costs to the City will not be finalized until the time of the State budget process for the applicable year. The Financial Plan also does not reflect approximately $37 million in increased charter school costs in fiscal year 2021 attributable to a potential increase in enrollment for such year.

State legislation was recently introduced to authorize the TFA to issue up to $7 billion of bonds to finance costs of the City related to and arising from the COVID-19 pandemic, including lost City revenues. Subsequently, the City sought authorization for the TFA to issue up to a total of $5 billion for such purposes. Such legislation was not enacted. The City expects to continue to seek legislation authorizing the TFA to borrow for such purposes in a maximum amount that has not yet been determined.

The Financial Plan also does not reflect funding to cover projected increases in the annual operating deficit of the MTA Bus Company, which the City is obligated to fund. The Financial Plan reflects $456 million in each of fiscal years 2021 through 2024, compared to MTA’s estimate of such costs of $558 million, $704 million, $664 million and $646 million in such fiscal years.

The City’s Ten Year Capital Strategy (as defined below) reflects approximately $1.6 billion for reconstruction work on the Brooklyn Queens Expressway Triple Cantilever. The ultimate cost and scope of such reconstruction are uncertain at this time, but costs could be significantly higher than currently provided in the City’s Capital Budget.

On January 31, 2019, New York City Housing Authority (“NYCHA”), the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement relating to lead-based paint and other health and safety concerns in NYCHA’s properties. Pursuant to this agreement, a federal monitor has been appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations and the City will provide additional funding. Pursuant to the agreement, the 2020-2024 Capital Commitment Plan (defined herein) reflects $1.2 billion in additional City capital funds, with an additional $1 billion in City capital funds reflected in the remaining years of the Ten-Year Capital Strategy for fiscal years 2020 through 2029. NYCHA has announced that it may be out of compliance with federal requirements beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of such agreement. NYCHA’s 2017 Physical Needs Assessment estimated its projected capital costs at approximately $32 billion over the next five years. In January 2020, NYCHA’s Chairman and Chief Executive Officer stated that such costs were $40 billion. In July 2020, NYCHA announced a plan to carry out capital improvements to approximately 110,000 public housing units through a federal disposition process that would utilize a newly created public entity, the creation of which would require State legislative approval. The plan seeks to generate funds by borrowing against pooled federal Tenant Protection Vouchers, which are federal rental vouchers with a higher value than the Section 9 operating subsidy that NYCHA currently receives. The plan does not explicitly require City investment or directly impact the Financial Plan.

The Financial Plan assumes that the City’s direct costs (including costs of NYCHH and NYCHA) as a result of Superstorm Sandy (“Sandy”) will largely be paid from non-City sources, primarily the federal government.

On May 31, 2018, the Mayor and the Speaker of the City Council established the New York City Advisory Commission on Property Tax Reform (the “Commission”) to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. On January 31, 2020, the Commission released its preliminary report and recommendations which, among other things, would align the taxable value of certain properties more closely with market value. The Commission is expected to hold public hearings to solicit public input on its preliminary report. The implementation of a new property tax system would require State legislation.

Under State law, the Control Board annually reviews the City’s budget and Financial Plan to determine compliance by the City with the provisions of the Financial Emergency Act. At its meeting on August 6, 2020, the Control Board made such determination, and the Executive Director of the Control Board proposed a supplemental meeting to review the City’s next quarterly update to the Financial Plan. Such a meeting has not been scheduled.

Section 1518 of the City Charter provides that tax warrants authorizing the imposition of property taxes by the City are to be signed by the Public Advocate and counter-signed by the City Clerk. On July 1, 2020, Public Advocate Jumaane Williams announced he would not sign tax warrants for City property taxes due on January 1, 2021 and April 1, 2021 for policy reasons related to the City budget but unrelated to the imposition of property taxes. The City maintains that the City Charter requirement that the Public Advocate sign the tax warrants is ministerial in nature. The City intends to issue, and collect on, as regularly scheduled, the bills for property taxes that will be due on January 1, 2021 and April 1, 2021.

On September 2, 2020, the ;President of the United States send a memorandum to the Attorney General of the United States and the Director of the Office of Management and Budget of the United States directing such officials to identify “anarchist jurisdictions,” directing such officials to submit a report detailing all federal funds provided to the City, Seattle, Portland and Washington, D.C., and directing the Office of Management and Budget to issue guidance on restricting eligibility of or otherwise disfavoring “anarchist jurisdictions” in the receipt of federal grants. Historically, the City has received significant aid form the federal government. If the City is identified as an “anarchist jurisdiction,” it intends to challenge the authority of the President, the Attorney General and the Office of Management and Budget to restrict federal funding on such basis and believes it will ultimately be successful in such challenge.

From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment. For information on reports issued on the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports” herein.

Job Growth. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design, health care, education, technology, information services, hospitality and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 456,500 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 173,200 private sector jobs (decline of 5%). From 2003 to 2008, the City added 257,600 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,200 private sector jobs (decline of 3%). From 2009 to 2019, the City added 918,800 private sector jobs (growth of 29%). All such changes are based on average annual employment levels through and including the years referenced.

As of July 2020, total employment in the City was 3,916,800 compared to 4,631,500 in July 2019, a decrease of approximately 15.4% based on data provided by the New York State Department of Labor, which is not seasonally adjusted. Following the onset of the COVID-19 pandemic and the City and State actions to mitigate the spread of COVID-19, the City has seen a large increase in initial claims for unemployment. Since the week ending March 14, 2020 through the week ending August 15, 2020, there have been 1,664,370 initial claims for unemployment insurance in New York City, compared to 143,322 over the same period in 2019.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and the impact of the outbreak of COVID-19. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes, the operating limit and the impact of the outbreak of COVID-19.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $98 million in fiscal year 2020, $112 million in fiscal year 2021 and $80 million in each of fiscal years 2022 through 2024. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $165 million in fiscal year 2020 and $161 million, $159 million, $157 million and $155 million in fiscal years 2021 through 2024, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $614 million, $644 million, $667 million, $682 million and $692 million in fiscal years 2020 through 2024, respectively.

The delinquency rate was 1.6% in fiscal year 2015, 1.4% in fiscal year 2016, 1.3% in fiscal year 2017, 1.2% in fiscal year 2018 and $1.4% in fiscal year 2019. The Financial Plan projects delinquency rates of 1.5% in fiscal year 2020, 2.2% in fiscal year 2021, 2.3% in fiscal year 2022, 1.7% in fiscal year 2023 and 1.8% in fiscal year 2024.

On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by black and Hispanic Class 1 property owners and renters. The City plans to mount a vigorous defense against all claims made in the action.

Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes, including the projected impacts of the outbreak of COVID-19: (i) with respect to the personal income tax, a sharp decrease in fiscal year 2021 reflecting a decline in both withholding and non-wage components as the full effects of layoffs as well as reduced capital gains and business earnings are realized, slight growth in fiscal year 2022 revenues and moderate growth resuming in fiscal years 2023 and 2024; (ii) with respect to the business corporation tax, weak growth in fiscal year 2020, as the strong tax payments from a healthy City economy seen in the first three quarters of the fiscal year are followed by a drop in the final quarter as businesses face losses due to the outbreak of COVID-19, a steep decline in growth in fiscal year 2021 reflecting a worsening economic situation in the City due to the outbreak of COVID-19, a rebound in growth in fiscal year 2022 as the impact of COVID-19 wanes, growth in fiscal year 2023 and 2024 reflecting economic growth; (iii) with respect to the unincorporated business income tax, a steep drop for fiscal year 2020 following the prior year’s decline, reflecting lower tax payments for the first three quarters of fiscal year 2020 followed by a steeper drop in tax payments in the fourth quarter due to the impact of the outbreak of COVID-19 on many industry sectors such as the hospitality industry, entertainment, food and beverage and general retail, additional contraction in fiscal year 2021 reflecting the economic strain caused by the outbreak of COVID-19, a return to growth in fiscal years 2022 through 2024 reflecting the control of the outbreak of COVID-19 and consequently, economic growth; (iv) with respect to the sales tax, a decline in growth in fiscal year 2020 reflecting a strong start in the first two quarters of the fiscal year from a healthy labor market and high levels of consumer confidence, with the outbreak of COVID-19 significantly affecting collections for the remainder of the fiscal year as many businesses are either significantly limited or forced to shut down completely, the hospitality and entertainment industries shuttered and the tourism industry collapsed, a decline in growth in fiscal year 2021 reflecting constrained consumer spending through most of fiscal year 2021 as economic uncertainty and job loss will influence individuals to save and spend mainly on essentials, as well as constrained tourism, hospitality and entertainment spending due to the impacts from the outbreak of COVID-19, a rebound in growth in fiscal year 2022 from increased consumer spending due to pent-up demand and the recovery of the tourism, hospitality and entertainment industries as the outbreak of COVID-19 is controlled, growth in fiscal year 2023 and 2024 reflecting economic growth; (v) with respect to the real property transfer tax, a steep decline in fiscal year 2020 reflecting the outbreak of COVID-19, as well as weakness in high end residential transactions that existed before the outbreak of COVID-19, a continued decline in fiscal year 2021 as the City begins with partial reopening, with the restoration of full normalcy later in the year leading to stabilization and then growth in fiscal years 2022 through 2024 reflecting steady economic growth; (vi) with respect to the mortgage recording tax, decline in fiscal year 2020 mirroring the weakness in real property sales transaction activity, continued decline in fiscal years 2021, and returning to growth in fiscal years 2022 through 2024 reflecting steady economic growth; and (vii) with respect to the commercial rent tax, decline in fiscal year 2020 reflecting the outbreak of COVID-19, the effects of which is expected to continue in fiscal year 2021, growth in fiscal years 2022 through 2024 as the local office market improves with employment gains.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 280,851 as of June 30, 2020 to an estimated level of 276,066 by June 30, 2024.

Other Fringe Benefits includes $1.697 billion, $1.206 billion, $3.021 billion, $3.219 billion and $3.426 billion in fiscal years 2020 through 2024, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.

The Financial Plan reflects contract settlements with DC 37 and the UFT and others (which, together, represent nearly 84% of the City’s unionized workforce) and the application of the pattern increases established in those settlements to the entire workforce over a 43-month contract period. The pattern framework provides for a 2% wage increase on the first month of the contract, a 2.25% wage increase on the 13th month, and a 3% wage increase on the 26th month. The pattern also provides funding equivalent to 0.5% of wages to be used to fund benefit items. The DC 37 Settlement covers the period from September 26, 2017 through May 25, 2021. The UFT Settlement covers the period from February 14, 2019 through September 13, 2022. Such settlements also include health insurance savings as part of a new Municipal Labor Committee (“MLC”) agreement (the “2018 MLC Agreement”), in addition to those previously agreed upon. Negotiations with unsettled unions are ongoing.

In December 2019, the Uniformed Officers Coalition, consisting of eight uniformed unions, reached a settlement with the City. The settlement set the pattern for uniformed force employees in the 2017-2021 round of collective bargaining over a 36-month period, with increases of 2.25% effective the first day, 2.5% as of the 13th month, and 3% as of the 25th month. The cost of the uniformed pattern settlement is reflected in the reserve for collective bargaining in the Financial Plan. Contracts with the five remaining uniformed unions remain unsettled. One of the unsettled unions, the Police Benevolent Association, has filed for arbitration over new contract terms.

The amounts in the Financial Plan reflect the offsets from health insurance savings of $300 million in fiscal year 2020, and $600 million in fiscal year 2021 and thereafter. These savings are pursuant to the 2018 MLC Agreement. The City has the right to enforce the agreement through a binding arbitration process. If total health insurance savings in fiscal year 2021 are greater than $600 million, the first $68 million of such additional savings will be used by the City to make a $100 per member per year increase to welfare funds effective July 1, 2021. If a savings amount over $600 million but less than $668 million is achieved, the $100 per member per year increase will be prorated. Any savings thereafter are to be divided equally between the City and the unions. These savings are in addition to the $3.4 billion of health insurance savings the City achieved in fiscal years 2015 through 2018, $1.3 billion of which are recurring, which were negotiated pursuant to a previous MLC agreement.

Administrative Other Than Personal Services Costs (“OTPS”) and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2020 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2020 through 2024. Energy costs for each of the 2020 through 2024 fiscal years are assumed to vary annually, with total energy expenditures projected at $847 million in fiscal year 2020 and increasing to $1 billion by fiscal year 2024.

Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $780 million in fiscal year 2020 and $891 million in each of fiscal years 2021 through 2024.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.1 billion for the 2020 fiscal year.

The City-funded portion of medical assistance payments is expected to be $5.1 billion in fiscal year 2021 and $5.8 billion in each of fiscal years 2022 through 2024. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.

New York City Health and Hospitals (“NYCHH”). NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.

In January 2020, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $794 million, $899 million, $1.1 billion, $1.1 billion and $1.1 billion in fiscal year 2020 through 2024, respectively, in addition to the forgiveness of debt service and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $$8.6 billion, $8.1 billion, $8.0 billion, $8.1 billion and $8.1 billion, and total disbursements of $8.6 billion, $8.0 billion, $8.2 billion, $8.4 billion and $8.4 billion in fiscal years 2020 through 2024, respectively.

NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.

Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA, City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims which are discussed below under “Judgments and Claims.” In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. A financial plan for NYCT covering its 2020 through 2024 fiscal years was published in July 2020 (the “2020 NYCT Financial Plan”). The NYCT fiscal year coincides with the calendar year. The 2020 NYCT Financial Plan reflects the impacts of the outbreak of COVID-19 on MTA costs and the resulting ridership decline. The 2020 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $424.5 million in 2020, increasing to $544.2 million in 2024. In addition, the 2020 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $384.3 million in 2020, increasing to $438.2 million in 2024. The 2020 NYCT Financial Plan includes decreased expected fare box revenue based on projected lower ridership and reflects funding for MTA’s COVID relief efforts. Based on OMB review and analysis, the NYCT accrual-based financial plan reflects $9.1 billion in revenues and $14.4 billion in expenses for 2020, leaving a budget gap of $5.4 billion. After accounting for accrual adjustments and cash carried over from 2019, operating budget gaps of $1.8 billion in 2020, $6.3 billion in 2021, $9.0 billion in 2021, $10.8 billion in 2023 and $12.9 billion in 2024 are projected.

In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $531.7 million in 2020, increasing to $703.3 million in 2024.

The MTA faces serious budget shortfalls from historic declines in fare, toll, and tax revenues as a result of the outbreak of COVID-19. City-subsidized services such as Paratransit, the MTA Bus Company, and Staten Island Rapid Transit Operating Authority have been negatively impacted by the outbreak of COVID-19. While CARES Act funding has offset shortfalls in revenues and helped to pay for additional cleaning costs, the impact on the City’s payments to the MTA is dependent on future uncertainties such as additional federal funding and ridership trends.

The 2015-2019 Capital Program currently includes $33.9 billion for all MTA agencies, including $16.7 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion. The State has agreed to contribute $8.6 billion towards the 2015-2019 Capital Program. The City has agreed to contribute $2.656 billion. Of the City’s contribution, $2.056 billion has been reflected in the City’s Capital Commitment Plan, including $164.0 million for the Subway Action Plan. The remaining $600 million will come from joint ventures, such as development deals, which will not flow through the City budget.

On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. The program includes $54.8 billion for all MTA agencies, including $37.3 billion to be invested in subways and $3.5 billion for buses. The entire 2020-2024 Capital Program is on hold indefinitely as the MTA seeks emergency federal funding.

Legislation adopted in 2019 includes the enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, with a start date no earlier than December 31, 2020, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The December 31, 2020 start date does not appear to be achievable given federal government inaction on providing guidance on environmental assessment.

In addition, the State 2020 Budget included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $127.5 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be approximately $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provides that State sales tax revenues in the amount of $112.5 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also includes legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.

The State 2021 Budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program, concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State

Budget Director. $2.8 billion of the City’s $3 billion contribution has not yet been appropriated. Because the 2020-2024 Capital Program is on hold indefinitely and the payment schedule has not yet been set by the State Budget Director, OMB does not anticipate the appropriations will be needed within the current City fiscal year.

The State 2021 Budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $238 million in fiscal year 2021 and $175 million in each of fiscal years 2022 through 2024 to cover the City’s contributions for paratransit services, compared to MTA’s estimate of such costs of $230 million, $252 million, $292 million and $311 million in fiscal years 2021 through 2024. Spending on paratransit is significantly impacted by ridership levels, and it is unknown what the long-term impacts of COVID-19 will be on use. The City will continue to monitor the anticipated paratransit costs for future years.

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Judgments and Claims. In the fiscal year ended on June 30, 2019, the City expended $705.8 million for judgments and claims. The Financial Plan includes provisions for judgments and claims of $732.5 million, $727.1 million, $742.3 million, $758.2 million and $774.6 million for the 2020 through 2024 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2019 amounted to approximately $6.8 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.

In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended June 30, 2019 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2019, could amount to approximately $997 million. Provision has been made in the Financial Plan for estimated refunds of $405 million in fiscal year 2020, $490 million in fiscal year 2021 and $400 million in each of fiscal years 2022 through 2024, respectively.

Certain Reports. Set forth below are the summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.

On August 3, 2020, the City Comptroller released a report entitled “Comments on New York City’s Fiscal Year 2021 Adopted Budget.” The report notes that the COVID-19 pandemic has had a devastating impact on the national and local economies.

The economy of the City, which was the epicenter of the COVID-19 pandemic at its onset, has been hit harder than the nation thus far. City jobs declined faster than the nation through June. From February to April U.S. employment declined by 14.5 percent, but bounced back by 5.8 percent from April to June, for a net decline of 9.6 percent from February to June. City employment plunged by about 20 percent from February to April and grew by a smaller 3.4 percent from April to June. This 20 percent decline in City employment was equivalent to the loss of an unprecedented 921,100 jobs between February and April.

The report states that the City’s fiscal year 2021 adopted budget (the “FY 2021 Budget”) reflects the ravaging of the City’s economy and tax revenues by the pandemic. The FY 2021 Budget of $88.19 billion is $9.57 billion less than the modified fiscal year 2020 budget, a drop of almost 10 percent. The sharp reduction eclipsed the drop of $1.8 billion, or approximately 3 percent, in fiscal year 2009, following the 2008 financial crisis. Revenues are

$7.1 billion less than forecasted in the Mayor’s preliminary budget released in January, before the COVID-19 outbreak in the City. The drop in revenues, along with State budgetary actions, City Council initiatives and additional agency expenditures opened an $8.33 billion shortfall in the FY 2021 budget.

The report also states that of the $2.83 billion in savings actions proposed by the City to bridge the shortfall, less than half have recurring outyear value. Non-recurring initiatives for fiscal year 2021 include savings from closed or cancelled programs due to COVID-19 restrictions; non-recurring savings, such as the $328 million reduction in police department overtime; and one-time revenues such as a $137 million rental payment from the Water Board, and $40 million from the sale of residual interest from securitized loan transactions by the Department of Housing Preservation and Development.

Other significant actions to close the shortfall include the use of $2.75 billion of reserves. The City will draw down $1.6 billion from the Retiree Health Benefits Trust to partially pay for fiscal year 2021 retiree health benefits. Additionally, the City reduced budgeted reserves by $1.15 billion leaving the statutory minimum of $100 million in budgeted reserves for the year. The FY 2021 Budget also relies on $1 billion in unspecified labor savings. The Mayor has threatened up to 22,000 layoffs if savings are not found by October 1, 2020. These additional resources, coupled with the use of $605 million of federal funding under the Family First Coronavirus Response Act to pay the City’s share of Medicaid payments in fiscal year 2021 and an additional $1.1 billion prepayment of fiscal year 2021 debt service allow the City to close the $8.33 billion shortfall in the fiscal year 2021 budget.

In the report, the City Comptroller projects net risks of $543 million, $662 million, $504 million, and $412 million in fiscal years 2021 through 2024, respectively, which, when added to the results projected in the Financial Plan, would result in gaps of approximately $543 million, $4.84 billion, $3.55 billion, and $3.59 billion in fiscal years 2021 through 2024, respectively.

The differences from the Financial Plan projections result in part from the City Comptroller’s net expenditure projections, which are higher than the Financial Plan projections by $764 million, $744 million, $986 million, and $1.27 billion in fiscal years 2021 through 2024, respectively, as a result of: (i) additional overtime expenditures of $661 million in fiscal year 2021, and $130 million in each of fiscal years 2022 through 2024; (ii) increased expenditures associated with increases in charter school tuition rates of $35 million, $205 million, $380 million and $600 million in fiscal years 2021 through 2024, respectively; (iii) increased expenditures associated with payments to parents who legally seek reimbursement for placing special needs children in non-public schools of $125 million in each of fiscal years 2021 through 2024; (iv) increased expenditures for student transportation of $75 million in each of fiscal years 2021 through 2024; (v) uncertainty of federal Medicaid reimbursement for special education services of $20 million in each of fiscal years 2021 through 2024; (vi) increased expenditures to fund the Fair Fares program of $100 million in each of fiscal years 2022 through 2024; (vii) increased homeless shelter operation expenditures of $73 million in each of fiscal years 2021 through 2024; and (viii) increased expenditures associated with pension contributions of $66 million, $133 million and $200 million in fiscal years 2022 through 2024, respectively. The report also projects: (i) decreased expenditures associated with pre-K special education of $50 million in each of fiscal years 2021 through 2024, and (ii) anticipated debt service savings from low interest rates on variable rate bonds of $175 million in fiscal year 2021.

The differences from the Financial Plan projections also result from the City Comptroller’s net revenue projections, which are higher than the Financial Plan projections by $221 million, $82 million, $482 million, and $861 million in fiscal years 2021 through 2024, respectively. The report projects that: (i) property tax revenues will be higher by $268 million, $349 million, $738 million, and $1.08 billion in fiscal years 2021 through 2024, respectively; (ii) personal income tax revenues will be higher by $216 million in fiscal year 2021; (iii) business tax revenues will be higher by $152 million and $332 million in fiscal years 2023 and 2024, respectively; (iv) sales tax revenues will be higher by $20 million in fiscal year 2021; (v) real-estate-related tax revenues will be higher by $100 million and $128 million in fiscal years 2021 and 2022, respectively; (vi) all other tax revenues, combined, will be higher by $86 million, $14 million, and $56 million in fiscal years 2022 through 2024, respectively; and (vii) revenues from audit collections will be higher by $154 million in each of fiscal years 2022 through 2024. The report also identifies certain risks to projected revenues that result in the following differences from the Financial Plan: (i) personal income tax revenues will be lower by $131 million, $271 million, and $410 million in fiscal years 2022 through 2024, respectively; (ii) business tax revenues will be lower by $383 million and $245 million in fiscal years 2021 and 2022, respectively; (iii) sales tax revenues will be lower by $259 million, $265 million, and $277 million in fiscal years 2022 through 2024, respectively; and (iv) real estate-related tax revenues will be lower by $40 million and $72 million in fiscal years 2023 and 2024, respectively.

Additionally, the report identifies risks to the City’s budget beyond those quantified in its analysis. Most immediately, a failure by the federal government to provide adequate fiscal relief to state and local governments could upend the State budget – and by extension, the City’s. The State has threatened to reduce local aid by as much as 20 percent if Congress does not appropriate additional, unrestricted aid to states and local governments, using executive powers included in the enacted State budget.

Other risks identified in the report stem from the uncertainty surrounding the trajectory of COVID-19 itself. A recurring surge of the virus could lead to another round of business shutdowns and stay-at-home orders. Longer-term, changes in work patterns and behavior could impact the City’s tax base, even with the eventual development of a vaccine.

On August 4, 2020, the OSDC released a review of the Financial Plan. The report describes the unprecedented social, economic and budgetary impacts of COVID-19 on the City. The report states that methods aimed at slowing the spread of the disease, such as social distancing measures and restrictions of nonessential businesses, resulted in a sharp decline in economic activity and an estimated two-year revenue loss of $9.6 billion. Additionally, in March and April, the City lost one-fifth of its jobs, and the unemployment rate rose from a record low of 3.4% to a 44-year high of 20.4%. The report notes that while the City was able to free up $11.4 billion in resources in order to offset the two-year revenue loss, $4.1 billion of this sum came from reliance on reserves, such as the Retiree Health Benefits Trust, and the report further notes that the City should commit to replenish such sources when conditions permit. Other monies relied upon include federal aid, and an increase in the citywide savings program. The report notes that the declining size of the City’s yearly surplus, which is usually relied upon to balance the following year’s budget, is of concern. The fiscal year 2020 surplus included $1.1 billion in federal budget relief and $1 billion from Retiree Health Benefits Trust and was still $2.5 billion less than in FY 2019. In total, the City’s reliance on nonrecurring resources to balance this year’s budget results in a budget gap of $4.2 billion in FY 2022. The report notes that the City will be forced to close the remaining budget gap in the absence of additional federal aid, which would likely have a large adverse impact on the City’s budget and its residents. In sum, the report describes the City as facing an unprecedented fiscal and economic challenge that could make balancing the budget difficult and recommends preparing additional actions in order to balance the budget given the budget risks and the City’s diminished reserves.

The OSDC report quantifies certain risks to the Financial Plan. The report identifies net risks of $1.81 billion, $2.32 billion, $2.38 billion, and $2.45 billion in fiscal years 2021 through 2024, respectively. When combined with the results projected in the Financial Plan, the report estimates budget gaps of $1.81 billion, $6.50 billion, $5.43 billion, and $5.63 billion in fiscal years 2021 through 2024, respectively. The risks to the Financial Plan identified in the report include: (i) reduction in labor savings of $1.00 billion in each of fiscal years 2021 through 2024; (ii) increased uniform services overtime costs of $450 million in fiscal year 2021 and $100 million in each of fiscal years 2022 through 2024; (iii) increased expenditures associated with education funding of $258 million in fiscal year 2021, and $618 million in each of fiscal years 2022 through 2024; (iv) reduction in tax revenues of $250 million in fiscal year 2021, and $325 million in each of fiscal years 2022 through 2024; (v) increased expenditures to fund the Fair Fares program of $106 million in each of the fiscal years 2022 through 2024; (vi) increased cost of providing MTA Paratransit Funding of $100 million in each of fiscal years 2022 through 2024; and (vii) increased expenditures associated with pension contributions of $66 million, $133 million and $200 million in fiscal years 2022 through 2024, respectively. The report also identifies additional debt service savings of $150 million fiscal year 2021.

On July 29, 2020, the staff of the Control Board issued a report reviewing the Long-Term Budgetary Risks From COVID-19. The report states that the City made its initial attempt to deal with the economic repercussions of the COVID-19 pandemic with the submission of the executive budget in April, which forecasted a massive economic contraction for the first three quarters of calendar year 2020 with a gradual recovery beginning in the fourth quarter of calendar year 2020. Declines in City-fund revenues were forecasted to be $986 million, $5.6 billion, $3.2 billion, $2.6 billion, and $3 billion in fiscal years 2020 through 2024, respectively. In May, without changing its economic assumptions, the City further reduced its fiscal year 2021 tax projections by approximately $1.5 billion.

The report states the City ended fiscal year 2020 with a surplus of $3.8 billion, due in part to reliance on reserves and federal aid as well as an additional agency savings plan, which was used to prepay fiscal year 2021 expenses and help reduce the significant revenue loss. The City reduced its general reserve to the statutory minimum of $100 million, removed the entire $250 million capital stabilization reserve and reduced the Retiree Health Benefits Trust by an additional $1.6 billion in order to balance fiscal year 2021. Additionally, the City implemented an additional agency expense savings program for fiscal year 2021 to produce over $1.5 billion in savings or additional revenues, with recurring savings of only $500 million in each of the outyears of the Financial Plan. The City also changed its assumptions with respect to the next round of collective bargaining. After all assumptions, the report notes that the City still had a $1 billion deficit in fiscal year 2021, and the fiscal year 2021 adopted budget assumes $1 billion in unspecified labor savings to be negotiated by October 2020 in order to close that gap.

The report identifies net risks to the Financial Plan of $1.98 billion, $2.32 billion, $2.65 billion, and $2.73 billion in fiscal years 2021 through 2024, respectively, resulting in estimated gaps of $1.98 billion, $6.50 billion, $5.69 billion and $5.91 billion in fiscal years 2021 through 2024, respectively. Such net risks and offsets result from: (i) a reduction in nonproperty tax revenues of $500 million and $750 million in fiscal years 2021 and 2022, respectively, and $1 billion in each of fiscal years 2023 and 2024; (ii) increased uniform services overtime expenses of $114 million and $123 million in fiscal years 2021 and 2022, respectively, and $125 million in each of fiscal years 2023 and 2024; (iii) increased expenses due to reductions in State education aid of $360 million in each of fiscal years 2022 through 2024; (iv) increased pension contributions of $82 million, $164 million, and $246 million in fiscal years 2022 through 2024, respectively; (v) uncertainty with respect to the implementation of unspecified labor savings of $1 billion in each of fiscal years 2021 through 2024; and (vi) uncertainty with respect to the implementation of police and correction uniform overtime savings of $361 million in fiscal year 2021.

Such risk assessments do not account for any State aid reductions, which may occur if there is a reduction or disruption in federal assistance. Additionally, the report notes that the City has never achieved reductions in overtime spending of the magnitude assumed in the Financial Plan and that such reductions are unlikely to be achieved without a detailed management plan. Further, negotiations over the unspecified labor savings of $1 billion in each year have just begun and there are no details on how such savings are expected to be achieved. The City still maintains available reserves in the Retiree Health Benefits Trust and potential debt service savings due to low interest rates, and in the outyears has maintained a $1 billion general reserve and a $250 million capital stabilization reserve in each year. However, given the many uncertainties, including the duration of restrictions on indoor activity, levels of federal assistance, restrictions on international tourism and the scarcity of commercial property transactions, the report recommends the City develop a plan to deal with risks in the current fiscal year and in order to tackle growing outyear gaps. The report notes the City would benefit from a multi-billion-dollar plan with recurring savings in order to deal with the large projected budget deficits.

Outstanding General Obligation Indebtedness. As of June 30, 2020, approximately $38.78 billion of City general obligation bonds were outstanding.

Currently, the Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding $2.72 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $200 million, approximately $603,000 of which has been drawn. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. However, HYIC expects to repay amounts drawn under the term loan facility with the proceeds of its long-term bonds prior to maturity on June 30, 2022. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. The Financial Plan does not reflect the need for such interest support payments. The City has no obligation to pay the principal of such bonds or of such term loan.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2017, 2018 and 2019, the City did not request the rental payment due to the City from the Water Board. In fiscal year 2020, on account of the outbreak of COVID-19, the City requested a rental payment of $128 million. The Financial Plan further reflects the City requesting a rental payment of $137 million in fiscal year 2021, with no additional rental payment requests for fiscal years 2022 through 2024. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2020 through 2029, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $20.5 billion. The 2020-2024 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $10.9 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds). The TFA may have outstanding Future Tax Secured Bonds in excess of $13.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The Financial Plan reflects the issuance of $250 million, $394 million, $178 million, $155 million and $201 million of Building Aid Revenue Bonds by TFA in fiscal years 2020 through 2024. The City has sought and expects to continue to seek legislation authorizing the TFA to borrow to finance costs related to and arising from the COVID-19 pandemic, including lost revenues.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2020 through 2029 totals $116.9 billion, of which approximately 95% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

New York State

New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers. As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonfarm employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, hence this is a far more important sector for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it contributes about one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. Combined, these industries account for half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation. Farming is an important part of the State’s rural economy, although it constitutes only about 0.2 percent of total State GDP. Principal agricultural products of the State include dairy products, greenhouse and nursery products, fruits, and vegetables.

Federal, State, and local governments together comprise the third largest sector in terms of nonfarm jobs. Public education is the source of over 40 percent of total State and local government employment.

Annual Information Statement. The Annual Information Statement, dated June 3, 2020 (the “AIS”), reflects the State’s Enacted Budget Financial Plan (the “Financial Plan”) for Fiscal Year (FY) 20215 issued by the Division of the Budget (DOB) in April 2020, and sets forth the State’s official financial projections for Fiscal Year 2021 through Fiscal Year 2024 and reflects current assumptions concerning the financial impact of the COVID-19 pandemic. The State updates the Annual Information Statement quarterly and expects to update the State’s multi-year financial projections in July 2020 with the first quarterly update to the Financial Plan.

On July 8, 2020, DOB issued a supplement to the AIS. In the supplement DOB stated that legislation adopted in connection with the Enacted Budget grants the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized under section 1(f) of Chapter 53 of the Laws of 2020, to withhold all or some of specific local aid payments during FY 2021 if the budget is deemed unbalanced, and if the Budget Director deems, in his sole discretion, that such withholding is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic (the “Reduction Authority”). The AIS reported that the Enacted Budget Financial Plan for FY 2021 reflected $8.2 billion in recurring reductions in aid-to-localities disbursements that were expected to be implemented pursuant to the budget balance and withholding authority described above. The AIS also noted that the ultimate size of any permanent reductions would depend in part on the availability of unrestricted Federal aid.

In the AIS, DOB said that it planned to transmit to the Legislature a “detailed plan itemizing the specific appropriations and disbursements that will be reduced or withheld . in the first quarter of FY 2021.” At the time the AIS was released, it was expected that the State might obtain clearer guidance as to any unrestricted Federal aid that Congress was likely to approve in response to the COVID-19 pandemic and the resulting loss of receipts from the abrupt and widespread disruption to economic activity caused, in part, by measures to protect public health and safety. The earliest that DOB now expects to transmit a detailed aid-to localities reduction plan to the Legislature is late in the second quarter of the State’s FY 2021.

In the interim, without assurance of Federal aid, DOB has begun withholding a minimum of 20 percent of most local aid payments to achieve the cash flow savings anticipated in the Financial Plan pursuant to the Reduction Authority. As of June 30, 2020, DOB had withheld roughly $360 million pursuant to the Reduction Authority. In addition, DOB is withholding a range of other payments, including local aid payments that do not have specific statutory payment dates and liabilities, transfers to other funds, and general salary increases that were scheduled to take effect on April 1. DOB estimates that such withholds have totaled approximately $1.2 billion as of the date of this AIS Supplement. It is expected that, in the absence of unrestricted Federal aid, DOB will continue to withhold a range of payments in the second quarter of FY 2021.

Overview of the Financial Plan. New York was the epicenter of the novel coronavirus (COVID-19) pandemic in the United States for a period of time, with more cases of infections and deaths to date than any other state. The spread of the virus has been slowing due to effective social distancing restrictions and closures. The pandemic has caused economic activity in the nation and the State to drop abruptly and dramatically. The consensus is that the global and United States economies are now in recession, the severity and duration of which is highly uncertain.

[5]	The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2021 (“FY 2021”) is the fiscal year that began on April 1, 2020 and ends on March 31, 2021.

The State’s updated economic outlook for FY 2021 is similarly bleak. Most key measures of economic output are expected to drop sharply in comparison to FY 2020, and unemployment in the State is expected to average over 11 percent in FY 2021. The pandemic’s impact on economic and other activities has rendered the FY 2021 Executive Budget Financial Plan (“Executive Budget Financial Plan”) receipt and disbursement estimates obsolete. In comparison to the Executive Budget Financial Plan, as proposed in January 2020 and amended in February 2020, DOB has reduced the FY 2021 estimate for General Fund receipts by $13.3 billion. All Funds tax receipts alone are projected to be down by $12.4 billion – a 14 percent reduction in a span of two months. Unlike the Federal government, the State does not routinely borrow for operating expenses.

The dramatic decline in General Fund receipts is not a one-year problem. DOB expects the reduced receipts to carry through each subsequent year of the Financial Plan, creating a cumulative projected loss of $60.5 billion through FY 2024 compared to the FY 2021 Executive Budget (the “Executive Budget”).

To date, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse State and local governments for the direct costs of pandemic response. The FY 2021 Enacted Budget (the “Enacted Budget”) grants the Budget Director the authority to approve an allocation plan prior to any State agency or public authority expenditure of funds (from State appropriation authority) received by the Federal government in response to the COVID-19 pandemic. However, the Federal legislation provides only limited unrestricted aid to replace the expected severe loss in State tax receipts. The temporary Federal Medicaid Assistance Percentage (FMAP) increase is estimated to provide $1.45 billion in savings in FY 2021, however Medicaid enrollment growth as a result of the recession may erode the value the FMAP benefit.

With no assurance of direct Federal aid – and in awareness that FY 2021 collections from taxes and other receipts are likely to fall materially below the level needed to fund authorized disbursements – the Enacted Budget grants the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized to withhold and reduce specific local aid payments during FY 2021.

The Enacted Budget is premised on the assumption that (a) the Financial Plan will be deemed out of balance when the April 2020 measurement period is complete, (b) the Budget Director’s powers will be activated, and (c) across-the-board (ATB) and targeted reductions to local aid programs will be taken to close a substantial portion of the FY 2021 budget gap caused by the receipts shortfall.

The Enacted Budget grants the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized to withhold and reduce specific local aid payments during FY 2021. The Financial Plan is deemed out of balance for FY 2021, and the Budget Director’s powers are activated, if actual tax receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during calendar year 2020 (April 1-30, May 1-June 30, and July 1-December 31).

The first measurement period ended on April 30, 2020. On May 15, 2020, the State Comptroller published the Cash Basis Report to the Legislature on the State Funds Cash Basis of Accounting, prepared in accordance with subdivision 9-a (a) of section 8 of the State Finance Law. The Report showed State Operating Tax Collections of $3.6 billion for the month of April 2020. The Executive Budget Financial Plan, as Updated for Governor’s Amendments and Forecast Revisions, estimated State Operating Funds Tax Collections of $11.7 billion for the month of April 2020. Actual tax receipts were 30.5 percent of estimated tax receipts. As a result, the budget has been deemed to be out of balance and the Budget Director’s powers, as outlined above, have been activated.

The Financial Plan reflects $8.2 billion in recurring reductions in aid-to-localities disbursements that are expected to be executed pursuant to the budget-balance and withholding authority granted in the Enacted Budget. DOB is preparing a detailed plan itemizing the specific appropriations and disbursements that will be reduced or withheld, and expects to transmit the plan to both houses of the Legislature in the first quarter of FY 2021. The Financial Plan reflects $300 million in anticipated savings from these reductions by June 30, 2020.

The magnitude of reductions in the aid-to-localities savings plan will depend on the programs that are included or excluded from reductions, the level of targeted reductions in certain areas that are achievable, and the availability of unrestricted Federal aid.

Spending for State agency operations will also be significantly reduced, with hiring, salary increases, and purchasing all put on hold. State spending, excluding the impact of special liquidity financing, is expected to decline by $7.3 billion in FY 2021, a decrease of 7.1 percent from FY 2020 results. This is the largest annual percent decline in spending since the Great Depression.

The wide-ranging economic, health, and social disruptions caused by the COVID-19 pandemic are having an adverse impact on State authorities and localities, including the Metropolitan Transportation Authority (MTA) and the City of New York. The aid-to-localities reductions that will need to be taken in the Financial Plan may materially and adversely affect the financial position of the MTA, the City of New York, and other localities.

COVID-19 Pandemic – The Public Health Crisis. The outbreak of COVID-19, a respiratory disease in humans caused by a new strain of coronavirus, was first detected in China in 2019. Since that time, it has spread globally, including to the United States. The World Health Organization classified the outbreak as a pandemic on March 11, 2020, and the President of the United States declared a national state of emergency on March 13, 2020.

New York was the epicenter of the outbreak in the United States for a period of time. From March 1, 2020, when the first case of the new virus was confirmed in the State, through April 18, 2020, the State recorded 236,732 confirmed cases of COVID-19. Confirmed cases in New York on April 18, 2020 accounted for 32 percent of all cases in the United States. President Trump approved a major disaster declaration for the State on March 20, 2020 making Federal aid available through the Federal Emergency Management Agency (FEMA) to supplement State, tribal, and local recovery efforts for the period beginning January 20, 2020.

Since the outbreak began, the State has adopted a series of increasingly restrictive measures intended to slow the spread of the virus and expand health care system capacity. On March 3, 2020, the State approved a $40 million special emergency appropriation for pandemic response services and expenses. On March 7, 2020, the Governor issued an executive order declaring a disaster emergency in the State. On March 20, 2020, Governor Cuomo signed the “New York State on PAUSE” executive order that included a new directive requiring all non-essential businesses statewide to close in-office personnel functions, effective March 22, 2020, and banning all non- essential gatherings of individuals of any size for any reason. On April 16, 2020, the restrictions, closures, and other directives in the executive order were extended through May 15, 2020.

During May 2020, the rate of new infections, hospitalizations, and deaths has trended downward. Before lifting restrictive measures and closures, each region of the State had to meet a series of criteria, including declining COVID-19 hospitalizations, declining COVID-19 deaths, adequate hospital and intensive-care bed capacity, and implementation of testing and contact tracing. In the absence of consistent guidance from Federal officials and agencies, the State has worked with other states in the region to implement a unified plan for lifting certain restrictions and closures.

The pandemic has caused economic activity in the nation and the State to drop abruptly and dramatically. There is consensus that the global and United States economies are now in recession, the severity and duration of which is highly uncertain. Initial unemployment claims surged in the second half of March 2020 through the first three weeks of April, bringing the five-week total to approximately 26.5 million. This number of initial claims is record breaking for a five-week period and surpasses the nonfarm job gains from October 2010 through February 2020. According to the U.S. Bureau of Economic Analysis (BEA), U.S. real Gross Domestic Product (GDP) is estimated to have declined by 5.0 percent in the first quarter of 2020 and 24.5 percent in the second quarter of 2020. For comparison, the prior DOB forecast (February 2020) estimated quarterly growth of 1.5 percent and 2.5 percent, respectively. On an annual basis, U.S. real GDP growth for 2020 is expected to contract by 5.7 percent.

The State’s updated economic outlook for FY 2021 is bleak. Most key measures of economic output are expected to drop sharply in comparison to FY 2020. DOB forecasts that nonfarm employment will fall by 7 percent; total wages will fall by 7.2 percent, and personal income and wages (excluding bonuses) will fall by 2.2 percent. Financial and insurance sector bonuses, an important source of personal income tax collections, are expected to drop by 50 percent. The State’s unemployment rate is expected to average 11.4 percent, a level higher than any recorded since the current methodology for calculating the rate was introduced.

At the request of DOB, the Boston Consulting Group (BCG) compiled an in-depth economic impact analysis of COVID-19 on the State economy. The findings in the BCG analysis are consistent with DOB’s overall U.S. and State economic outlook and the implied revenue losses in comparison to the Executive Budget Financial Plan. The BCG analysis indicates a downturn that is deeper – and a recovery that will take longer – than the “Great Recession” and the recession that followed the terrorist attacks of September 11, 2001.

Impact on State Budget Estimates. The Governor proposed the FY 2021 Executive Budget on January 21, 2020, and amendments to it on February 14, 2020. In the Executive Budget Financial Plan dated February 24, 2020, DOB estimated that, if the budget was adopted without modification, the General Fund would be balanced in FY 2021. The outyear budget gaps were projected at $1.9 billion in FY 2022, $3.3 billion in FY 2023, and $3.3 billion in FY 2024. The Executive Budget Financial Plan reflected a proposed $105.8 billion in State Operating Funds spending for FY 2021, an annual increase of $1.9 billion, or 1.9 percent.

The pandemic’s impact on economic activity has rendered the Executive Budget Financial Plan estimates obsolete. In the Enacted Budget Financial Plan, DOB has reduced the FY 2021 estimate for General Fund receipts by $13.3 billion in comparison to the Executive Budget Financial Plan. Steep reductions have been made to the estimates for General Fund tax receipts ($12.2 billion), lottery and gaming revenues that support School Aid ($858 million), and dedicated tax receipts to the Dedicated Highway and Bridge Trust Fund (DHBTF), for which the General Fund is the payor of last resort ($168 million). For context, All Funds tax receipts are expected to decline by 8.9 percent from FY 2020 – and 14.1 percent from the Executive Budget Financial Plan forecast – and remain at that reduced level in FY 2022. Tax receipts are not expected to return to FY 2020 levels until FY 2024.

The dramatic decline in General Fund receipts is forecast to carry through each subsequent year of the Enacted Budget Financial Plan, for a total loss of $60.5 billion through FY 2024 compared to the Executive Budget Financial Plan. The total budget gap for the four-year Financial Plan period (FY 2021 through FY 2024), prior to the savings measures described below, is now projected to be more than 8 times higher than the total gap of $8.5 billion projected in the Executive Budget Financial Plan. Actual receipts losses may be materially higher than this estimate, depending on the severity and duration of the pandemic and the impact on economic activity within the State and nationally.

Federal Assistance to Date. To date, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse governments for the direct costs of pandemic response. From the perspective of the State Financial Plan, the most significant actions to date include the President’s approval designating New York as a major disaster area, making it eligible for FEMA grants and aid; establishment of the Coronavirus Relief Fund under the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which will provide the State with funding for COVID-related expenses; a temporary increase in FMAP, which is the matching rate that the Federal government pays on eligible Medicaid expenditures; and the creation of a Municipal Liquidity Facility (MLF) that authorizes the Federal Reserve to purchase revenue and bond anticipation notes of states and certain local governments. Each of these actions are described in more detail later in this AIS.

The Federal legislation to date, however, provides only limited unrestricted aid to replace the expected severe loss in State tax receipts. The temporary FMAP increase is estimated to provide $1.45 billion in savings in FY 2021. Medicaid enrollment growth as a result of the recession is likely to further erode the value of the FMAP benefit. As of the date of this AIS, certain congressional leaders have expressed support for legislation to provide such aid to the states and local governments, but no consensus has been reached. Therefore, the State cannot count on additional Federal aid and must move ahead with plans to impose deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in FY 2021. If unrestricted aid becomes available, or tax receipts rebound unexpectedly, the planned reductions may become less severe.

FY 2021 Enacted Budget Financial Plan. The Enacted Budget was adopted on April 2, 2020, at a point in time of rapidly deteriorating economic and public health conditions, and with no clarity on whether additional Federal aid would be enacted to cushion expected revenue losses. In negotiations, the Governor and Legislative leaders agreed that timely budget adoption was essential for pandemic response efforts and continuity of operations, but that rewriting the Executive Budget assumptions to address the evolving situation was neither feasible nor advisable given the uncertainties and the possibility of significant unrestricted Federal aid. The Enacted Budget therefore generally authorizes spending limits near the level proposed in the FY 2021 Executive Budget.

Given the likelihood that FY 2021 collections from taxes and other receipts are likely to fall materially below the level needed to fund authorized disbursements, the Enacted Budget grants the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized to withhold and reduce specific local aid payments during the fiscal year. The budget would be deemed out of balance for the fiscal year, and the Budget Director’s powers would be activated, if actual tax receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during 2020 (April 1-30, May 1-June 30, and July 1-December 31).

The Financial Plan is premised on the assumption that (a) the budget will be deemed out of balance when the April measurement period is complete, (b) the Budget Director’s powers will be activated, and (c) ATB and targeted reductions to local aid programs will be taken to close a substantial portion of the FY 2021 budget gap caused by the receipts shortfall.

DOB is exploring other options to alleviate the depth of reductions that will be needed. To the maximum extent possible, however, the actions taken in FY 2021 must provide recurring savings or the State will need to close even larger budget gaps in FY 2022 and in the years that follow.

The Enacted Budget Gap-Closing Plan. The gap-closing plan for FY 2021 must cover an estimated General Fund receipts shortfall of $13.3 billion. The plan consists of specific savings in the Enacted Budget, budget control actions taken by the Budget Director to reduce authorized spending, and surplus resources. The components of the plan are described below.

1. Changes to the Executive Budget Adopted in the Enacted Budget. The specific alterations to the Executive Budget proposal provide estimated net savings of $782 million in FY 2021. The most important changes include the following:

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School Aid: The Executive Budget proposed a School Aid increase of $826 million for School Year (SY) 2021. In negotiations, the Governor and Legislature agreed to eliminate the proposed increase, which results in General Fund savings of $486 million in FY 2021 and $743 million in FY 2022. In addition, Federal funding for schools in the CARES Act will allow the State to realize savings of $795 million in FY 2021 and $341 million in FY 2022 in comparison to the Executive Budget Financial Plan. The net fiscal-year impact also reflects updated information on expense-based aids and other minor adjustments. Lastly, the General Fund cost for School Aid has increased due to the estimated shortfall in lottery and gaming receipts. The impact of this cost is reflected in the receipts shortfall described above.

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Medicaid: The Executive Budget Financial Plan included a $2.5 billion savings target for the Medicaid Redesign Team (MRT). The Enacted Budget approved $2.2 billion of the proposals identified by the MRT. In addition, FY 2020 spending for Medicaid was roughly $650 million lower than anticipated in the Executive Budget Financial Plan. This savings was carried into FY 2021 by reducing the planned payment deferral in FY 2020 from $1.7 billion to $1 billion, then increasing it again to $1.7 billion in FY 2021. This change, along with re-estimates to planned disbursements, results in a net General Fund cost of $100 million in FY 2021 in comparison to the Executive Budget Financial Plan (which included a total of $3.3 billion in Medicaid savings: $2.5 billion from the MRT and $850 million from the recurring value of FY 2020 savings actions).

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Legislative Additions: The Executive Budget Financial Plan did not continue funding for many aid-to-localities programs at the levels authorized in the FY 2020 Enacted Budget. In negotiations on the FY 2021 Enacted Budget, the Governor and Legislature agreed to add funding for certain programs.

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Legislative Rejection of Executive Proposals: The Legislature did not accept certain initiatives and savings measures proposed in the Executive Budget, the most significant of which were rejection of an increase to the fee for Certificate of Need applications that are assessed on health-care facilities construction projects, elimination of video lottery terminal (VLT) aid for cities other than Yonkers, and elimination of certain restrictions on quick draw lottery games.

2. Budget Control Actions, Budget control actions, expected to be authorized when the budget is deemed out of balance, constitute $10.1 billion – or 75 percent -- of the FY 2021 gap-closing plan. The actions consist of reductions to aid-to-localities programs ($8.2 billion), State agency operations ($1.6 billion), and a range of other savings, primarily from expected reductions to debt service costs ($293 million).

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Aid to Localities: The Financial Plan reflects $8.2 billion in recurring reductions in aid-to-localities disbursements that are expected to be executed pursuant to the budget-balance and withholding authority granted in the Enacted Budget. It is expected that the legislative additions ($180 million), like other local assistance programs, will not be fully funded in FY 2021. DOB is preparing a detailed plan itemizing the specific appropriations and disbursements that will be reduced or withheld. It expects to transmit the plan to both houses of the Legislature in the first quarter of FY 2021. The Comptroller’s cash-basis report on April 2020 results was released on May 15, 2020, and demonstrated that total tax receipts met the criteria for instituting budget control actions. Once DOB has submitted its plan, the Assembly and Senate will then have ten days to adopt, by concurrent resolution, their own plan to close the gap. If no legislative plan is adopted, or if the plan is not adequate to provide for a balanced budget, as determined by DOB, the plan prepared by DOB will take effect immediately. The Financial Plan reflects $300 million in anticipated savings from these reductions by June 30, 2020.

The magnitude of reductions in the aid-to-localities savings plan will depend on the programs that are included or excluded from reductions, the level of targeted reductions in certain areas that are achievable, and the availability of unrestricted Federal aid. For example, if large items of expenditure, such as School Aid and Medicaid, are excluded from reduction in the savings plan, the average reduction that would need to be made to the remaining local aid programs is estimated in the range of 40 percent to 50 percent. If, on the other hand, School Aid and Medicaid are subject to reductions, the average reduction that would need to be made is estimated in the range of 20 percent to 30 percent. It is a zero-sum calculation – smaller reductions in one area will result in correspondingly larger reductions elsewhere.

The scope and depth of the reductions to local aid programs needed to balance the FY 2021 Enacted Budget have no precedent in modern times. In the absence of Federal aid, nearly every activity funded by state government in the aid to localities budget -- from special education to children’s health insurance to residential services for vulnerable populations to substance abuse programs to school property tax relief to direct aid to localities to operating aid to mass transit to higher education – will face steep cuts. Any of these reductions can be mitigated during the fiscal year if additional Federal aid is made available or revenues perform better than forecast.

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Agency Operations: Executive agency budgets, with limited exceptions for facility operations and public health and safety, will be reduced by 10 percent from budgeted levels. The Financial Plan assumes that the Judiciary and elected officials will initiate comparable reductions in their budgets for FY 2021. The Federal CARES Act allows employers to defer payment of non-Medicare payroll taxes through December 2020. The Financial Plan takes advantage of this interest-free deferral. Accordingly, the State will make no social security payments from April through December 2020, for a savings of $667 million in FY 2021 -- an estimated $559 million for the Executive and $68 million for the Judiciary, then repay the deferred amounts in equal installments in December 2021 and December 2022, as permitted in the CARES Act. Lastly, the State is withholding, for a minimum of 90 days, the general salary increases that were scheduled to go into effect on April 1, 2020. The Financial Plan reflects only the cash-flow impact of the withholding. If a decision is made to withhold the full amount for the fiscal year, it would provide savings of $260 million in FY 2021 and offset the need for reductions elsewhere in the budget.

DOB is imposing a comprehensive set of controls on agency operations that are intended to reduce costs and provide for essential operations. The controls include a strict freeze on hiring and transfers, regardless of funding source, unless expressly approved by DOB. All existing waivers and exemptions to hiring controls, except for those related to pandemic response have been revoked. In addition, new contracts or purchase orders for non- personal service expenditures may be initiated only where such expenditures are needed to protect the health, safety and security of employees and citizens, and to ensure the continuation of high priority operations and services. Lastly, all current and planned capital projects will be reviewed and prioritized by DOB and the Governor’s office. In the interim, agencies and authorities are barred from entering into new contracts for capital projects except where not initiating a project would pose an imminent threat to public health and safety.

•	Other Savings: DOB has identified debt portfolio management opportunities and other savings realized in FY 2020 that are expected to recur.

3. Resource Changes. The Enacted Budget includes additional resources from the temporary increase in FMAP, as well as the use of FY 2020 surplus and other balances expected to be available in FY 2021. DOB estimates that, if all the actions and savings are executed as proposed, it would result in balanced General Fund operations in FY 2021 and projected budget gaps for FY 2022 through FY 2024 would be reduced substantially.

General Fund Balances. The State’s liquidity position is dependent on the performance of tax receipts, the management of cash disbursements, the receipt of proceeds from notes and lines of credit, and the execution of reductions in aid-to-localities programs and State agency operations. All of these actions are subject to risks and uncertainties. Accordingly, no reserves are used to help close the FY 2021 budget gap, but instead are held to preserve liquidity and respond to further deterioration in tax receipts.

The Financial Plan estimates that the General Fund will end FY 2021 with a cash balance of $6.7 billion, a decrease of $2.2 billion compared to FY 2020. The change in the balance reflects the use of available cash at the end of FY 2020 to reduce the budget gap in FY 2021 and the timing of payments not made at the close of FY 2020 that are expected to be made in FY 2021. The estimated closing balance is dependent on many factors, including the implementation of the reductions in local aid and State agency operations, the performance of tax receipts, and other assumptions described in the Financial Plan.

State Spending. State Operating Funds spending, excluding the impact of liquidity financing, is expected to total $94.9 billion, a decrease of $7.3 billion (7.1 percent) compared to FY 2020 results. The Federal government extended the deadline for filing PIT returns from April 15 to July 15, 2020, as described below. The Financial Plan assumes that $4.5 billion in PIT notes and credit facilities will be issued in the first quarter of FY 2021 to mitigate the cash-flow impact of the filing extension, with the notes and facilities paid off by March 31, 2021. The repayment adds $4.5 billion to estimated State Operating Funds disbursements, bringing total spending to $99.4 billion in FY 2021, a decrease of $2.8 billion (2.7 percent) compared to FY 2020 results.

At the close of FY 2020, several budgeted payments were not made due to disruptions and uncertainties relating to the COVID-19 outbreak. These payments, which mainly affect higher education and social services, had no impact on services or benefits and are expected to be made in the first quarter of FY 2021, which distorts the annual growth in these areas.

Other Financial Plan Developments

Liquidity. The Enacted Budget contains several measures to enable the State to address liquidity needs during FY 2021. First, it authorizes up to $8 billion of short-term borrowing in the form of personal income tax revenue or bond anticipation notes. The statutory authorization requires any such notes to be issued on a subordinated basis by December 31, 2020, with an initial maturity no later than March 31, 2021. The notes can be renewed once for up to a year, and may also be refinanced on a long-term basis. The Financial Plan currently includes planned PIT note sales of $3.0 billion in FY 2021 that will be issued on a subordinated basis to other long-term PIT bonds. The cash flow projections include monthly set-asides for the repayment of notes, starting in July 2020. DOB will evaluate cash results regularly and adjust the size and timing of note sales based on liquidity needs, market considerations, and other factors.

Second, the Enacted Budget authorizes up to $3 billion of line of credit facilities with one or more banks. The statute allows draws on these line of credit facilities through March 31, 2021, subject to annual available appropriation. Any outstanding balance on March 31, 2021, may be extended, renewed or refinanced for up to two one-year terms and may also be refinanced on a long-term basis. The Financial Plan includes an estimated $1.5 billion in proceeds from a line of credit in June 2020. The cash flow projections include the full repayment of the line of credit in March 2021. As with the PIT note sales, DOB will adjust size and use of the line of credit based on updated information.

The Financial Plan assumes that the interest expense on both the PIT notes and the line of credit facilities is an eligible expense for Federal aid from the Coronavirus Relief Fund, since the financings are due solely to the Federal decision to extend tax filing deadlines in response to the pandemic.

Lastly, the Enacted Budget provides for a one-year suspension of the Debt Reform Act provisions covering all issuances in FY 2021, including the notes and line of credit, any renewals or long-term refinancing of the notes and line of credit, and all other debt issuances. Accordingly, FY 2021 issuances are not limited to capital purposes and are not counted toward limits on debt outstanding and debt service. In doing so, the Enacted Budget provides the State with certainty that it will continue to have access to capital markets during the pandemic and period of economic recovery, regardless of the degree of any decline in personal income taxes and All Funds receipts.

Pandemic Response Costs. The Financial Plan assumes that the Federal government will fully fund the State’s direct cost for pandemic response. Aid is expected through FEMA disaster assistance grants and aid, and the Coronavirus Relief Fund. Accordingly, the Financial Plan reflects no net costs from COVID-related expenses. However, there can be no assurance that Federal funding will be received at the level and on the timetable assumed in the Financial Plan.

Through May 15, 2020, the State had disbursed approximately $730 million to construct hospital facilities, secure critical equipment, and fund other pandemic response activities. A substantial portion of these disbursements, roughly $500 million, occurred in FY 2020 and affected results for that fiscal year.

As of April 24, 2020, the United States Treasury had deposited the State’s share of the Coronavirus Relief Fund, $5.1 billion, into the State Treasury. The State intends to charge eligible costs to the Coronavirus Relief Fund during the fiscal year. The funds deposited in the State Treasury will provide budgetary liquidity to the State until they are used to fund or reimburse COVID-eligible expenditures.

Credit Ratings and Bond Market. The major rating agencies, Fitch, Kroll, Moody’s, and Standard & Poor’s, assign the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. On April 1, 2020, Moody’s changed the State’s credit outlook from “stable” to “negative,” noting that New York is the epicenter of the COVID-19 outbreak and stating that, in its view, the crisis was “eating into the state’s reserves and straining its ability to structurally balance its budget.” On April 10, 2020, Fitch changed the State’s credit outlook from “stable” to “negative,” citing “the considerable economic and fiscal uncertainty faced by the state as it confronts the coronavirus pandemic.”

On April 16, 2020, Standard & Poor’s confirmed the State’s stable outlook, noting the State’s “strong track record of fiscal resilience during periods of crisis” but observing that “pressures on the state’s finances will mount as a result of the COVID-19-induced recession and prudent actions taken to mitigate related health and safety risks.”

The State, through its public authorities and general obligation issuances, is one of the largest issuers of municipal bonds in the United States. The State relies on regular bond sales to fund its capital program. In addition, in FY 2021, it is planning on note sales to meet temporary liquidity needs caused by the pandemic.

Since the outbreak of COVID-19 in the United States, the municipal bond market has experienced significant disruption. From March 4th through April 8th, 2020, net outflows from municipal bond mutual funds and exchange-traded funds totaled over $48 billion. Issuances in March 2020 dropped to $17.2 billion, compared to the five-year March average of $31.1 billion. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its FY 2021 Enacted Budget Capital Program and Financing Plan (Capital Plan).

In April 2020, the Federal Reserve initiated programs to purchase short-term debt from municipal issuers, as a measure to bolster liquidity and repair the municipal market. Most notably, the Federal Reserve announced that it will purchase short-term municipal notes using funding from the CARES Act, which included $500 billion for loans to eligible businesses and states and local governments. DOB will continue to evaluate Federal Reserve purchase facilities as more information becomes mine whether all or a portion of expected PIT note sales could be executed through the new lending facility.

State Authorities and Localities. The wide-ranging economic, health, and social disruptions caused by the COVID-19 outbreak are having an adverse impact on State authorities and localities. The Metropolitan Transportation Authority and the Thruway Authority have disclosed that observed declines in mass transit, commuter rail, and vehicular traffic are having a significant adverse and material impact on their financial condition and operating results. The City of New York has made material reductions to estimated tax receipts for City Fiscal Year (CFY) 2020 and CFY 2021, and other localities have identified similar concerns. The State aid reductions expected to be taken in the Financial Plan may materially and adversely affect the financial position of the MTA, the City of New York, and other localities.

FY 2021 Financial Plan

The General Fund is estimated to be balanced on a cash-basis in FY 2021. The estimate is dependent on many factors, including the accuracy of the tax receipts forecast, which is subject to many uncertainties as a result of the COVID-19 pandemic and recession; the successful implementation of steep and wide-ranging reductions to aid-to-localities disbursements and controls on State agency operating expenses; the reimbursement of first-instance capital expenditures with bond proceeds; and the receipt of Federal funding, through FEMA, the Coronavirus Relief Fund, and other aid, of the full cost of the State’s pandemic response efforts in FY 2021.

General Fund tax receipts, miscellaneous receipts, and transfers to other funds are each affected by the planned use of liquidity financing (PIT notes and lines of credit) to manage the liquidity impact of the extension of income tax filing deadlines. The Financial Plan includes the planned issuance of $3 billion in PIT notes and use of $1.5 billion in expected line of credit draws. The amounts are currently budgeted to be repaid within FY 2021. In FY 2021, General Fund miscellaneous receipts reflect the deposit of $4.5 billion in notes and line of credit proceeds. PIT receipts are expected to be applied in the amount of $3 billion for note repayments and transfers to other funds are expected to be increased by $1.5 billion for line of credit repayment. The Financial Plan assumes that interest expense on the PIT notes and line of credit facilities will be reimbursed from Federal aid as an eligible COVID-19 expense, as the need for liquidity financings was a direct result of the extension of tax filing deadlines as a result of the pandemic.

General Fund receipts and disbursements, as well as fund balances, are affected by the receipt and use of Extraordinary Monetary Settlements.

Receipts (Excluding Extraordinary Monetary Settlements). As noted above, the reporting of General Fund tax receipts and miscellaneous receipts is affected by the planned use of liquidity financings (PIT notes and lines of credit) to manage the impact of the tax filing extensions on monthly cash-flows.

General Fund receipts, including transfers from other funds, are estimated to total $70.9 billion in FY 2021, a decrease of $8.3 billion (10.4 percent) from FY 2020 results due to the shock to the economy brought on by the global pandemic.

PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, are estimated to drop from $50.5 billion in FY 2020 to $41.6 billion in FY 2021, a decrease of $8.9 billion (17.6 percent). The decrease reflects extraordinary declines in both bonus and non- bonus wages impacting withholding and estimated payments. In addition, refunds are expected to decline due to a steep decline in advance credit payments related to Tax Year 2020, due to the expired Property Tax Relief Credit program, as well as a decrease in the administrative cap on the amount of refunds paid from January to March 2021. General Fund PIT receipts in FY 2021 also include the impact of a portion of the repayment ($3 billion) of the $4.5 billion in proceeds from the issuance of short-term debt expected to be issued in the first quarter of FY 2021 to address the timing of personal income tax receipts due to filing extensions granted by the IRS.

Consumption/use tax receipts, including transfers after payment of debt service on LGAC and Sales Tax Revenue Bonds, are estimated to total nearly $12 billion in FY 2021, a drop of $2.2 billion (15.7 percent) from FY 2020. The drop reflects a significant decline in the sales tax base of roughly 17 percent. This is partly offset by the full-year impact of the new requirement that online marketplace providers collect Sales and Use Tax (SUT) on sales that they facilitate and Energy Service Companies (ESCOs) be subject to sales tax.

Business tax receipts are estimated at $6.5 billion in FY 2021, an increase of $136 million (2.1 percent) from FY 2020. The increase is primarily attributable to growth in corporation franchise tax receipts, driven by higher gross receipts and lower refunds.

Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $1.9 billion in FY 2021, a decrease of $142 million (-7.0 percent) from FY 2020, primarily due to an estimated decrease in real estate transfer tax receipts resulting from a large estimated decline in housing starts, housing prices, and bonuses. A slight increase in estate tax receipts, primarily due to a partial-year impact of the estimated growth in household net worth.

Non-tax receipts and transfers are estimated at $9 billion in FY 2021, an increase of $2.9 billion from FY 2020. This increase reflects an expected increase of $4.5 billion in miscellaneous receipts from liquidity financings made for cash flow purposes. This increase is partly offset by a reduction in the level of Extraordinary Monetary Settlements from $889 million in FY 2020 to $80 million in FY 2021, and the use of certain resources available in FY 2020 that either do not recur or recur at a lower amount in FY 2021.

Disbursements. General Fund disbursements, including transfers to other funds, are expected to total $73.2 billion in FY 2021, a decrease of $4.3 billion (-5.6 percent) from FY 2020.

Local assistance spending is estimated at $46.4 billion in FY 2021, a decrease of $5.5 billion (10.5 percent) from FY 2020. The decrease includes an $8 billion recurring reduction in aid-to- localities disbursements that are expected to be executed pursuant to the budget-balance and withholding authority granted in the Enacted Budget. The allocation of the savings plan will depend on what programs are included or excluded from reductions, the level of targeted reductions in certain areas, and the availability of Federal aid. Accordingly, the specific agency and program spending levels described below do not reflect any reductions that may occur as a result of the savings plan.

General Fund School Aid spending, on a State fiscal year basis, grows by $532 million, reflecting in part the expected reduction in lottery and gaming receipts that must be now funded by the General Fund. Medicaid spending is expected to increase $997 million, excluding the impact of a temporary increase in FMAP that is expected to provide $1.45 billion in savings in FY 2021. Medicaid spending subject to Global Cap Index grows by $573 million (3.0 percent) and the cost of minimum wage increases and local takeover, currently outside the Global Cap, is estimated to grow above FY 2020 levels by $314 million and $183 million, respectively.

General Fund personal and non-personal service costs are expected to total $11.7 billion in FY 2021, a decrease of $399 million (3.3 percent) from FY 2020. The decrease reflects $700 million in recurring savings from the planned 10 percent reduction in Executive agency spending compared to the amounts authorized in the Enacted Budget. Limited exceptions are expected to be made for facility operations and public health and safety. In addition, the Financial Plan assumes that the Judiciary and elected officials will initiate comparable reductions in their budgets for FY 2021 ($280 million).

General State Charges (GSCs), which include fringe benefits and certain fixed costs, are projected to decline by $205 million (2.8 percent) from FY 2020. The decrease is mainly due to the interest- free deferral of the employer’s share of Social Security taxes through December 2020 ($667 million) that will be repaid in equal installments in December 2021 and December 2022, as permitted in the CARES Act. Health insurance costs for State employees and retirees are projected to increase by $210 million (4.9 percent), due to medical inflation and current enrollment levels. The State’s annual pension payment is projected to grow by $136 million (5.5 percent). The State’s costs for Workers’ Compensation are expected to increase by $41 million, due to underlying growth in average weekly wage, benefit and medical costs, as well as a reduction in other resources available to offset costs.

General Fund transfers to other funds are projected to total $7.9 billion in FY 2021, an increase of $1.8 billion from FY 2020. The growth is mainly due to the repayment of a portion ($1.5 billion) of the $4.5 billion in proceeds from the liquidity financings.

FY 2021 Closing Balance. The State’s liquidity position is dependent on the performance of tax receipts, the management of cash disbursements, the receipt of proceeds from PIT notes and lines of credit facility draws, and the execution of reductions in aid-to-localities programs and State agency operations. All of these actions are subject to risks and uncertainties. Accordingly, no reserves are used to help close the FY 2021 budget gap, but instead are held to preserve liquidity and respond to further deterioration in tax receipts.

DOB projects the State will end FY 2021 with a General Fund cash balance of $6.7 billion, a decrease of $2.2 billion from FY 2020. The change in the balance reflects the use of available cash at the end of FY 2020 to reduce the budget gap in FY 2021 and the timing of payments not made at the close of FY 2020 that are expected to be made in FY 2021. The estimated closing balance is dependent on many factors, including the implementation of the reductions in local aid and State agency operations, the performance of tax receipts, the level of Federal aid available to the State and other assumptions in the Financial Plan. In addition, the expected use of Extraordinary Monetary Settlements for initiatives approved in prior budgets will reduce the balance in the General Fund.

Cash Flow. State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). The FY 2021 Enacted Budget amended the statute to permit the borrowings until the end of the fiscal year, which was previously limited to up to four months. The State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Special Considerations.

The Financial Plan is subject to complex economic, social, financial, political, public health and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that results will not differ materially and adversely from these projections. For example, in past years, tax receipts collections have varied substantially from the levels forecasted, and entitlement-based programmatic spending has also varied significantly from initial projections. More recently, DOB recognized the need to correct a structural imbalance under the Medicaid Global Cap as spending levels exceeded the indexed levels. Similarly, there are inherent risks with the financial condition of health care providers and enrollment in public health insurance programs driven directly or indirectly by the COVID-19 pandemic. The Financial Plan projections include the recurring savings associated with reductions implemented in FY 2020 and the Medicaid Redesign Team II (MRT II) actions authorized in the Enacted Budget to limit Medicaid spending, which also included increased General Fund support.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in adherence to spending targets, and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration, and unplanned expenditures. As such, the State has regularly made certain payments above those initially planned, subject to available resources, to maintain budget flexibility.

The Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include impacts of: national and international events; ongoing financial risks in the Eurozone; changes in consumer confidence, price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; willingness and ability of the Federal government to provide the aid projected in the Financial Plan; ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties.

There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

The Enacted Budget grants the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. The budget would be deemed out of balance for the fiscal year, and the Director’s powers would be activated, if actual tax receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during the year (April 1-30, May 1-June 30, and July 1-December 31). Upon identification of an imbalance, the Budget Director would transmit a plan to the Legislature identifying the specific appropriations and cash disbursements that would be reduced. The Legislature would then have ten days to adopt, by concurrent resolution, its own plan for eliminating the imbalance. If no plan is adopted, the plan submitted by the Budget Director would take effect automatically. The process exempts certain types of local assistance appropriations from uniform reduction, including public assistance and Supplemental Security Income (SSI) payments.

Any reductions made pursuant to this authorization may be paid in full or in part if one or both of the following events occur: (i) Actual State Operating Funds Tax Receipts through February 28, 2021 are not less than 98 percent of Estimated State Operating Funds Tax Receipts through February 28, 2021; or (ii) the Federal government provides aid that the Budget Director deems sufficient to reduce or eliminate the imbalance in the General Fund for FY 2021 and does not adversely impact the projected budget gap in FY 2022.

In addition, if a General Fund imbalance is identified, the Budget Director is authorized to withhold any payments, including amounts that are to be paid on specific dates prescribed in law or regulation if such action is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic.

The Financial Plan forecast assumes various transactions will occur as planned including, but not limited to: receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of miscellaneous revenues at the levels set forth in the Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected and Federal approvals necessary to implement the Enacted Budget MRT II savings actions. Such risks and uncertainties, if they were to materialize, could adversely impact the Financial Plan in current or future years, or both.

The Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these and other transactions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such resources will be enough to address risks that may materialize in a given fiscal year.

In FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid. These limitations on spending growth are described further in the following sections.

School Aid. The School Aid growth cap was previously calculated based on the annual growth in the State Personal Income Growth Index (PIGI). With the exception of the 2013 school year increase (based on a five-year average), the PIGI was based on a one-year growth index. However, in FYs 2014 through 2019, the authorized School Aid increases were above the indexed levels. Beginning in FY 2021, the statutory PIGI for School Aid has been amended to limit school aid increases to no more than the average annual income growth over a ten-year period. This change will reduce volatility in allowable growth and align the School Aid cap with the statutory Medicaid cap. Due to the anticipated impact of the COVID-19 pandemic on State revenues, State support for School Aid for SY 2021 in the Enacted Budget is 3.7 percent lower than in SY 2020, but is offset in part with increased Federal support noted below. This reduction in State Operating Funds support will be offset by approximately $1.1 billion in funding provided to the State through the Federal CARES Act, including the Elementary and Secondary School Emergency Education Relief Fund and the Governor’s Emergency Education Relief Fund. With these Federal funds, SY 2021 School Aid is expected to total $27.9 billion, an annual increase of approximately $100 million or 0.4 percent.

Medicaid Global Cap. A portion of DOH State Funds Medicaid spending growth is subject to the Global Cap -- the ten- year rolling average of the medical component of the Consumer Price Index (CPI). Thus, the Global Cap allows for growth related to increasing costs but does not account for utilization growth. The statutory provisions of the Global Cap allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster, and grant the Commissioner of Health certain powers to limit Medicaid disbursements to the level authorized by the Global Cap. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap indexed rate for the then current fiscal year, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Major changes to the State share of Medicaid spending, outside of the Global Cap, include State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund spending remains sensitive to revenue performance in the State’s Health Care Reform Act (HCRA) fund that finances approximately one-quarter of DOH State-share costs of Medicaid. Limitations on elective procedures, changes in consumer behavior, and other factors related to the COVID-19 pandemic may have a material and adverse impact on HCRA revenues.

Since enactment of the Global Cap, subject to the management action described below, the portion of DOH State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, DOH has, at times, taken management actions, including adjustments to the timing of Medicaid payments, consistent with contractual terms, to ensure compliance with the Global Cap.

At the close of FY 2019, DOH deferred, for three business days into FY 2020, the final cycle payment to Medicaid Managed Care Organizations, as well as other payments. The FY 2019 deferral had a State-share value of $1.7 billion and was paid from available funds in the General Fund in April 2019, consistent with contractual obligations. Absent the deferral and any other actions, Medicaid spending under the Global Cap would have exceeded the statutorily indexed rate for FY 2019 and the State would have used available General Fund resources to fund the payments in FY 2019. According to DOH, the deferral had no impact on provider services and was attributable to growth in managed care and long-term managed care enrollment and utilization costs above initial projections, as well as timing of certain savings actions and offsets not processed by the end of FY 2019.

MRT II Solutions to Global Cap Imbalance. Following the need to defer FY 2019 Medicaid payments, DOB recognized that a structural imbalance existed within the Global Cap based on a review of price and utilization trends, and other factors. A structural imbalance in this case meant that estimated expense growth in State- share Medicaid subject to the Global Cap, absent measures to control costs, was growing faster than allowed under the Global Cap spending growth index6.

DOB estimates that, absent actions to control costs, State-share Medicaid spending subject to the Global Cap would have exceeded the indexed growth amount by upwards of $3 to $4 billion annually, inclusive of the FY 2019 deferral of $1.7 billion.

In response to the estimated Global Cap imbalance, the Governor formed the MRT II as part of the FY 2021 Executive Budget with the objective of restoring financial sustainability to the Medicaid program while connecting other programmatic initiatives that would advance the core healthcare strategies he has pursued since taking office in 2011. The Enacted Budget includes $2.2 billion in recommendations put forward by the MRT II to create efficiencies within the Medicaid program and address the Medicaid imbalance, including identifying efficiencies in Managed Care and Managed Long-Term Care, as well as eligibility and administrative reforms.

Additionally, policy initiatives, including the carve out of services from Managed Care within pharmacy and the centralization of a transportation broker will lead to better transparency and greater efficiencies within these areas. The MRT II also focused on greater program integrity within the Medicaid program and included reforms to modernize regulations to eliminate fraud, waste and abuse.

Through a combination of MRT II recommended actions, continued payment restructuring, and use resources, the Medicaid program is expected to stay within statutorily allowable levels in FY 2021 and beyond.

Public Health Insurance Programs/Public Assistance. DOB is monitoring and evaluating the enrollment trends in the State’s public health insurance programs, including Medicaid, the Essential Plan, and Child Health Plus, resulting from the COVID-19 pandemic and the corresponding increase in unemployment. Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns resulting from increased unemployment. The Financial Plan will be updated as needed during the year as more data becomes available on actual enrollment, caseloads, unemployment, and affected industries.

Federal Issues. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to and recover from acute crises or emergencies such as severe weather events, disasters and disease outbreaks. Many policies that drive this Federal aid may be subject to possible changes by the Trump Administration and Congress. Current Federal aid projections and the assumptions on which they rely are subject to revision because of changes in Federal policy.

[6]	Under State law, annual growth in Medicaid spending subject to the Global Cap is limited to the ten-year rolling average of the medical component of the CPI.

Similarly, the Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Financial Plan includes reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare & Medicaid Services (CMS). The agreement resolved a pending disallowance for FY 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Current Federal Aid. President Trump proposed significant cuts to mandatory and discretionary domestic programs in Federal Fiscal Years (FFYs) 2018, 2019, and 2020 which were largely rejected in the final appropriations bills approved for each of those years.

The Bipartisan Budget Act of 2019 (BBA 19) increased the discretionary spending caps set by the Budget Control Act of 2011 for the final two years that the caps are in place under current law – FFYs 2020 and 2021. The FFY 2021 budget process began with the release of the President’s budget proposal in February 2020. The proposal continues the President’s prior calls for cuts to many programs, including discretionary spending levels below those authorized in BBA 19.

Federal Coronavirus Response Legislation. The Federal government has approved legislation and taken administrative actions intended to stabilize financial markets, extend aid to businesses and individuals, and reimburse governments for the direct costs of pandemic response. For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants. Specifically, the Federal Government enacted four piece of legislation in response to the ongoing COVID-19 pandemic:

(i) The Coronavirus Preparedness and Response Supplemental Appropriations Act which provides an initial $8 billion in emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses;

(ii) The Families First Coronavirus Response Act provides $192 billion in aid, and includes paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding in response to the COVID-19 pandemic;

(iii) Coronavirus Aid, Relief, and Economic Security Act (CARES Act) provides approximately $1.8 trillion in aid for Federal agencies, individuals, businesses, states and localities to respond to the COVID-19 pandemic, and authorized the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain local governments through the Municipal Liquidity Facility, and;.

(iv) The Paycheck Protection Program and Health Care Enhancement Act provides $484 billion in funding for small business programs, hospitals, and testing activities.

State Fiscal Relief. Together, the new laws are expected to drive approximately $2 trillion in aid to a wide range of recipients in the United States with approximately 90 percent of the total aid included in the CARES Act. Assistance to states through the CARES Act is generally restricted to specific purposes and includes the $150 billion in the Coronavirus Relief Fund ($5.1 billion State allocation) and the $30.75 billion Education Stabilization Fund ($1.1 billion State allocation). In addition, the Families First Coronavirus Response Act includes an emergency 6.2 percent increase to the Medicaid FMAP public health emergency. This is estimated to provide the State with $1.45 billion in savings in FY 2021 (the Financial Plan reflects six months of aid retroactive to January 2020).

In response to the President’s major disaster declaration for the State, FEMA is also expected to provide funding for costs related to emergency protective measures conducted as a result of the COVID-19 pandemic. The State will also receive additional Federal aid in the form of enhanced Unemployment Insurance funding.

The Financial Plan assumes that the Federal aid will fully fund the direct costs of the State’s pandemic response efforts. Aid is expected through FEMA disaster assistance grants and aid, and the Coronavirus Relief Fund. Accordingly, the Financial Plan reflects no net costs from COVID-19 related expenses. There can be no assurance that Federal funding received will be received at the level and on the timetable assumed in the Financial Plan.

Liquidity Support. The Municipal Liquidity Facility (MLF) was established by the Federal Reserve based on funding provided in the CARES Act to support the financial stability of state and local governments impacted by the COVID-19 pandemic. Subject to change, the MLF is authorized to purchase up to $500 billion in bonds through December 31, 2020 from U.S. states and the District of Columbia, U.S. cities with populations of at least 250,000 residents, and U.S. counties with at least 500,000 residents and multi-state entities, to help state and local governments manage cash flow. The MLF is intended to facilitate the purchase of short-term notes from qualifying states, counties, cities and municipalities, which will in turn provide proceeds that will enable government entities to manage reductions in cash flow and increases related to the COVID-19 pandemic. DOB will continue to evaluate how to best utilize the MLF as more information becomes available.

Additional Federal Support Needed. The Federal legislation provides almost no unrestricted aid to replace the severe loss in expected State tax receipts. As of the date of this AIS, the U.S. House of Representatives adopted legislation to provide such aid to the states and local governments, but no consensus has been reached. Therefore, the State cannot count on additional Federal aid and must move ahead with imposing deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in FY 2021. If unrestricted aid becomes available, or tax receipts rebound unexpectedly, the planned reductions may become less severe. The State is actively engaging with Federal representatives to secure the needed aid.

Medicaid Disproportionate Share Hospital (DSH) Payments. Provisions within the Federal Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the Affordable Care Act (ACA) to reduce the aggregate amount of Federal reimbursements for DSH payments are scheduled to take effect in FFY 2021, beginning December 1, 2020, reflecting recent provisions included in the CARES Act. The State estimates that if the changes take effect as scheduled, New York hospitals would lose $5.9 billion when the ACA is fully phased in. This would be the largest reduction in Federal DSH payments among all states.

Essential Plan (EP). New York State’s Basic Health Program EP continues to be at risk of reduced Federal funding. In response, litigation brought by the State allowed for a partial recoupment of withheld funding through changes to the FY 2018 reimbursement methodology.

In response to the lawsuit, the Trump Administration finalized additional changes to the reimbursement formula which further decreased the amount of Federal support for the EP, which continues to put the Financial Plan at risk. Despite the uncertainty, the Financial Plan continues to reflect funding for the EP program.

MRT Medicaid Waiver. The CMS and the State have an existing agreement authorizing up to $8 billion in Federal funding through March 31, 2021 to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding was provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver. Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for enhanced FMAP funding associated with childless adults.

Due to the demonstrated success of the Delivery System Reform Incentive Payment (DSRIP) waiver, the State submitted a waiver request to CMS on November 25, 2019, seeking an extension of the original waiver to authorize the remaining $625 million of spending in FY 2021 for an additional period of four years (through FY 2024) and up to $8 billion in additional Federal funding for continued health care beginning in FY 2022.

However, CMS denied the State’s request on February 21, 2020. CMS’ denial was on the basis that the original DSRIP award was time-limited and meant to be a one-time investment, and that it was not in a position to authorize a conceptual agreement beyond the current demonstration program. While the State’s requested amendment was denied, the State submitted a subsequent 1115 Medicaid waiver request that aligns with the expiration of the MRT Waiver on March 31, 2021. The COVID-19 1115 Waiver was submitted to CMS on May 11, 2020 and would provide the State with $1.9 billion and new flexibilities to respond to the public health emergency.

Federal Debt Limit. The Bipartisan Budget Act of 2019 (BBA 19) temporarily suspended the debt limit through July 31, 2021, and brought to a close the extraordinary measures that the U.S. Treasury had been operating under since the prior suspension expired on March 1, 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the updated Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the Federal Government may adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Federal Tax Law Changes. On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (TCJA) (H.R. 1, P.L. 115-97), making major changes to the Federal Internal Revenue Code, most of which were effective in Tax Year 2018. The Federal tax law made extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system in numerous ways. Changes to the Federal tax code have significant flow-through effects on State tax burdens and State tax receipts. From the standpoint of individual New York State taxpayers, the new $10,000 limit on the deductibility of State and Local Tax (SALT) payments, effective for Tax Year 2018, is substantial. The TCJA’s SALT deduction limit represents a large increase in the State’s effective tax rate relative to historical experience and may adversely affect New York’s economic competitiveness.

The SALT deduction originated with the first federal income tax implemented to fund the Civil War effort and has been in place continuously since 1913. DOB and DTF estimate that the new SALT deduction limit raised Federal tax liability for New York taxpayers by roughly $14 billion for Tax Year 2018, relative to what taxpayers would have paid absent the limitation. Over the course of the eight years the SALT deduction limit is scheduled to be in effect, the State estimates that resident taxpayers who itemize at the Federal level for each year through 2025 will collectively pay an additional $121 billion in Federal taxes relative to what they would have paid absent the SALT deduction limit.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

In sum, the Federal tax law changes may intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Financial Plan projections.

State Response to Federal Tax Law Changes. In response to the TCJA, the State enacted tax reforms in Tax Year 2018 intended to mitigate issues arising from the Federal law, including decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program, and establishment of a new State charitable giving vehicle, as described below.

The State developed the Employer Compensation Expense Program (ECEP) and Charitable Gifts Trust Fund, as described below, based on a review of existing laws, regulations, and precedents. However, there can be no assurance that the IRS will allow taxes paid under the ECEP by an electing employer, or donations made by taxpayers to the Charitable Gifts Trust Fund, to be deductible for Federal tax purposes under current law and the TCJA. As noted below, the IRS has issued regulations that impair the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from federally taxable income while receiving State tax credits for such donations.

On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit to protect New York taxpayers from the new Federal limit on the SALT deduction. The lawsuit claimed the new SALT limit was enacted to target New York and similarly situated states, interfered with states’ rights to make their own fiscal decisions, and disproportionately harmed taxpayers in these states. On September 30, 2019, the Southern District of New York found that the states failed to make a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, along with Connecticut, Maryland, and New Jersey, filed a notice of appeal on November 26, 2019, and the states’ brief was filed on March 9, 2020.

On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance on the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. In the case of State tax credits received by a taxpayer making a charitable contribution, the regulations require the taxpayer to reduce the Federal income tax deduction by the amount of the State tax credit received for such charitable contribution. This rule does not apply, however, if the value of the State tax credit does not exceed 15 percent of the charitable contribution. The regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit challenging Treasury Decision 9864. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with the precedent since 1917. The states filed a motion for summary judgement on February 28, 2020. If the Federal lawsuit is successful it is expected that donations to the Charitable Gifts Trust Fund in future years could be higher than the $93 million level of donations made in 2018.

As part of the State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 Tax Years if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to DTF within 60 days of making an interest payment to the IRS.

The State would incur costs if taxpayer participation in the ECEP and Charitable Gifts initiatives for the 2019, 2020 and 2021 Tax Years results in Federal determinations of underpayment of Federal income tax. Any cost to the Financial Plan from State reimbursement of interest charges would occur in FY 2021 at the earliest for determinations on 2019 tax payments due in July 2020 or thereafter.

The Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State, which depends on several factors including the rates of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; aggregate amount of determinations of underpayment attributable to reliance on the 2018 amendments to State Tax Law; amount of time between the due date of the return and the date any Federal determination is issued; interest rate applied; and frequency at which taxpayers submit timely reimbursement claims to the State. Interest on unpaid Federal tax generally accrues from the due date of the return until the date of payment in full. Under current Federal law, the interest rate is determined quarterly and is the Federal short-term rate plus 3 percent, compounded daily.

Employer Compensation Expense Program. Employers that elect to participate in the ECEP will be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in Tax Year 2019, 3 percent in Tax Year 2020, and 5 percent in Tax Year 2021. Employers must elect to participate in the ECEP for the upcoming Tax Year by December 1 of the preceding calendar year. For Tax Year 2019, 262 employers elected to participate in the ECEP and are expected to remit $1.5 million, with the number of participating employers increasing to 311 for tax year 2020.

The ECEP is intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP is expected to be State revenue neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue. A new State PIT credit is available to employees whose wages are subject to the tax. Any decrease in New York State PIT receipts is expected to be offset by a comparable increase in ECEP revenue because the formula used to calculate the State PIT credit corresponds in value to the ECEP. Remittance of ECEP revenue to the State began in the fourth quarter of FY 2019.

Charitable Gifts Trust Fund. Starting in Tax Year 2018, the Charitable Gifts Trust Fund was established to accept gifts for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions may claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who makes a donation may also claim a State tax credit equal to 85 percent of the donation amount for the Tax Year after the donation is made. State PIT receipts will be reduced by the State tax deduction and 85 percent tax credit.7

Through FY 2020, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). Charitable Gifts are appropriated in the Enacted Budget for the authorized purposes.

Impact of State Tax Law Changes on PIT Revenue Bonds. To offset the potential reduction in the level of New York State PIT receipts resulting from activity of the ECEP and donations to the Charitable Gifts Trust Fund, State Finance Law provisions creating the Revenue Bond Tax Fund (RBTF) were amended to increase the percentage of New York State PIT receipts required to be deposited upon receipt in the RBTF, from 25 percent to 50 percent. In addition, the legislation that created the ECEP required that 50 percent of ECEP receipts received by the State be deposited to the RBTF. These changes became effective April 1, 2018.

The amendments also increased the amount of all New York State PIT receipts collected from payroll withholding and ECEP receipts that must be deposited in the RBTF if (a) the State Legislature fails to appropriate amounts required to make all debt service payments on State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, debt service payments and other cash requirements under the applicable financing agreements have not been made when due on the State PIT Revenue Bonds. Under prior law, New York State PIT receipts from payroll withholding were to be deposited to the RBTF until amounts on deposit in the RBTF equaled the greater of 25 percent of annual New York State PIT receipts or $6 billion. Under the new law, New York State PIT receipts and ECEP receipts are deposited to the RBTF until amounts on deposit in the RBTF equal the greater of 40 percent of the aggregate of annual New York State PIT receipts and ECEP receipts or $12 billion.

Donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the future will likely be reduced. However, if the legal challenge is successful in restoring the full Federal tax deduction for charitable contributions, donations to the Charitable Gifts Trust Fund in future years could be higher than in 2018, when donations totaled $93 million. In such event, the amount of donations to the Charitable Gifts Trust Fund would pose a risk to the amount of New York State PIT receipts deposited to the RBTF in future years. To address this risk, the State increased the amount of PIT receipts deposited to the RBTF from 25 percent to 50 percent as part of the State tax reforms enacted in 2018.

DOB and DTF performed a calculation of the maximum amount of charitable donations to the Charitable Gifts Trust Fund that could occur annually under varying assumptions. This calculation of the maximum

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State University of New York (SUNY) Research Foundation, CUNY Research Foundation, and Health Research, Inc. to accept up to $10 million each in charitable gifts on an annual basis. The State PIT receipts will also be reduced by the State tax deduction and an 85 percent credit for those donations that will be available beginning in Tax Year 2019.

amount of potential contributions to the Charitable Gifts Trust Fund was intended to serve as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. Accordingly, the calculation should not, under any circumstances, be viewed as a projection of likely donations in any future year. The factors that may influence donation activity are complex and include, but are not limited to, possible statements, actions, or interpretive guidance by the IRS or others relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; advice or guidance of tax advisors or other professionals; changes in general economic conditions; adoption of similar trusts in other states; and tax reciprocity agreements among states.

The calculation of the maximum amount of potential donations from 2020 through 2023 is on average in the range of $25 billion annually. The calculation assumes that every resident taxpayer who has an incentive to donate will do so, and such donations will be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation is dependent on several assumptions concerning the number of itemized filers. It relies on the most recent PIT population study file, as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumes that (a) no further changes in Federal tax law occur, and (b) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Financial Plan are materially accurate.

In general, assumptions made regarding taxpayer behavior were intended to maximize the calculated impact of charitable giving on PIT receipts in each year. After factoring in all of the foregoing adjustments and with inclusion of ECEP revenues, RBTF receipts are projected to remain above the level of receipts that would have been expected under statutes in effect prior to April 2018, even in a maximum participation scenario.

The DOB and DTF calculation of the projected maximum amount of potential contributions to the Charitable Gifts Trust Fund is necessarily based on many assumptions that may change materially over time. While DOB believes that these factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018 before State tax reforms were enacted. If that were to occur, it is DOB’s expectation that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

Climate Change Adaptation. Climate change poses significant long-term threats to physical, biological and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. The potential effects of climate change could adversely impact the Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, the State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

The State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding in various counties. In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal Funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide in response to Superstorm Sandy. To date, a total of $28.9 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks to the State and its localities.

Financial market participants are increasingly acknowledging climate change risks. In June 2017, an industry-led Task Force on Climate-Related Financial Disclosure convened by the Financial Stability Board (an international body which monitors the global financial system), published recommendations stating that climate risk affects most market sectors and that climate-related risk should be publicly disclosed to investors in annual financial filings. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal counties.

An October 2018 special report released by the Intergovernmental Panel on Climate Change of the United Nations (IPCC) found that human activity has already caused approximately 1.0°C of warming and is continuing to increase average global temperatures at 0.2°C per decade due to past and ongoing emissions. The IPCC states that global warming is likely to reach 1.5°C of warming between 2030 and 2052 if temperatures continue to increase at the current rate. This increase is expected to produce a range of adverse outcomes (“reasons for concern”). For example, the IPCC rates global risks of extreme weather events and coastal flooding as increasing from moderate (“detectable”) today, to high (“severe and widespread”) at 1.5°C of warming. The risk of severe impacts increases further at higher temperatures. Using current trends, climate change risks increasingly fall within the term of current outstanding bonds of the State, its public authorities and municipalities. State bonds may be issued with a term of up to 30 years under State statute.

The State is participating in efforts to reduce greenhouse gas emissions in order to mitigate the risk of severe impacts from climate change. Climate Leadership and Community Protection Act of 2019 set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 85 percent below the 1990 level by 2050. As part of this target, the State plans to fully transition its electricity sector away from carbon emissions by 2040. The State is a member of the Regional Greenhouse Gas Initiative (RGGI) and has used a cap and trade mechanism to regulate carbon dioxide emissions from electric power plants since 2008.

State Government Employment.

As of March 31, 2020, the State had approximately 183,700 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 184,059 positions at the end of FY 2021. The State workforce subject to direct Executive control is expected to total 118,850 full time equivalent positions at the end of FY 2021.

Status of Current Labor Negotiations. On December 18, 2019, the State and the Police Benevolent Association of New York State (PBANYS) conferred authority to a public arbitration panel to issue a final and binding arbitration award covering the four-year period April 1, 2015 to March 31, 2019 (FY 2016 to FY 2019). The award provides a 2 percent general salary increase in each fiscal year and additional compensation, which is partially offset by benefit design changes within New York State Health Insurance Program (NYSHIP) and reductions in overtime costs. The cost of this award has been reflected in the multi-year spending projections in the Financial Plan for the affected agencies.

The State has multi-year labor agreements in place with most of the unionized workforce and continues to negotiate new agreements with the Public Employees Federation (PEF), the Council 82 Security Supervisors Unit and the Police Benevolent Association of New York State (PBANYS).

The Civil Service Employees Association (CSEA) and DC-37 (Local 1359 Rent Regulation Service Employees) have five-year labor contracts that provide annual salary increases of 2 percent for FYs 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs. Salary increases provided to CSEA and DC-37 (Local 1359) employees were also extended to Management/Confidential (M/C) employees.

The United University Professions (UUP) has a six-year labor contract (2017 through 2022). The contract provides for 2 percent general salary increases annually and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

The Graduate Student Employees Union (GSEU) has a four-year labor contract that provides for 2 percent general annual salary increases for 2020 through 2023.

The Professional Staff Congress at the City University of New York has a six-year labor contract (2018 through 2023). The contract provides for annual 2 percent general salary increases commencing October 1, 2018.

The Police Benevolent Association of the New York State Troopers (NYSTPBA) and the New York State Police Investigators Association (NYSPIA) have five-year collective bargaining agreements for FY 2019 through FY 2023. The agreements provide for 2 percent general salary increases in each year of the contracts and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

The New York State Correctional Officers and Police Benevolent Association (NYSCOPBA) has a seven-year labor contract (FY 2017 through FY 2023). The contract provides for 2 percent general salary increases in each year of the agreement and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs.

The Judiciary also has contracts in place with all 12 unions represented within its workforce. The contract periods are as follows: FY 2018 to FY 2020 for CSEA; FY 2012 to FY 2021 for the NYS Supreme Court Officers Association, the NYS Court Officers Association and the Court Clerks Association; and FY 2020 to FY 2021 for the remaining eight unions.

In general, agencies are expected to continue to fund salary increases within their operating budgets. However, certain agencies that provide institutional care, such as the Department of Corrections and Community Supervision (DOCCs) and mental hygiene agencies, as well as the State Police, have been allowed to increase their annual operating budgets.

Due to the adverse financial impacts from the COVID-19 pandemic, the State is withholding, for a minimum of 90 days, the general salary increases that were scheduled to go into effect on April 1, 2020. The current Financial Plan reflects only the liquidity benefit of the withholding. If a decision is made to withhold the full amount for the fiscal year, it would provide savings of $260 million in FY 2021 and offset the need for reductions elsewhere in the budget.

State Retirement System. The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 34 percent of the System’s membership as of March 31, 2019. There were 3,020 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.

As of March 31, 2019, 658,176 persons were members of the System and 481,795 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”

The State Comptroller is the administrative head of New York State and Local Retirement System (NYSLRS) and the trustee and custodian of the Common Retirement Fund (CRF), a trust created pursuant to the Retirement and Social Security Law to hold the System’s assets, and, as such, is responsible for investing the assets of the System.

The State makes annual contributions to NYSLRS for employees in the New York State and Local Employees’ Retirement System (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs.8 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

During FY 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, NYSLRS announced that employer contribution rates would decrease beginning in FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed – for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6 percent to 4.5 percent. During FY 2019, salary scale assumptions were further changed via a one-time 10 percent increase for both ERS and PFRS, which is reflected in FY 2020 contribution rates.

In August 2019, the actuary for NYSLRS issued the Annual Report to the Comptroller on Actuarial Assumptions, which provides a reduction in the State pension fund’s assumed long-term rate of return on investments from 7 percent to 6.8 percent. The estimated average employer contribution rate for the ERS will remain stable at 14.6 percent of payroll due to offsetting gains from a change in the mortality improvement scale and new Tier 6 entrants. However, the estimated average employer contribution rate for the PFRS will increase by 0.9 percent, from 23.5 percent of payroll to 24.4 percent of payroll (the assumed rate reduction had more leverage in PFRS due to the maturity of the system).

The FY 2021 ERS/PFRS pension estimate of $2.3 billion relied upon the State Comptroller’s February 7, 2020 report, which reflects a reduction in the assumed rate of return and other increases, partially offset by the use of a new mortality improvement scale and lower cost Tier 6 entrants. The State will continue to pay $432 million towards the balance outstanding on prior- year deferrals. The Office of the State Comptroller (OSC) does not forecast pension liability estimates beyond the budget year, thus estimates for FY 2022 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a stable rate of return. The forecast does not reflect the potential losses in asset value as a result of the COVID-19 outbreak and recession.

The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the System as of each April 1. Contribution rates for FY 2021 were released in August 2019. The average ERS rate in FY 2021 will remain at 14.6 percent of salary; the same as in FY 2020, while the average PFRS rate increased by 0.9 percent from 23.5 percent of salary in FY 2020 to 24.4 percent of salary in FY 2021.

The System’s assets are held by the CRF for the exclusive benefit of members, retirees and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2019 was $215.2 billion (including $5.0 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.1 billion or 1.5 percent from the FY 2018 level of $212.1 billion. The increase in net position restricted for pension benefits from FY 2018 to FY 2019 reflects, in large part, equity market performance.9 The System’s audited Financial Statement reports a time-weighted investment rate of return of 5.23 percent (gross rate of return before the deduction of certain fees) for FY 2019.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $260.3 billion (including $133.3 billion for retirees and beneficiaries) as of April 1, 2019, up from $251.4 billion as of April 1, 2019, up from $251.4 billion as of April 1, 2018. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to

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The State’s aggregate pension costs also include costs for State employees in the Teachers’ Retirement System (TRS) for both SUNY and the State Education Department (SED), the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).

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On February 10, 2020, the State Comptroller announced that the System’s estimated time-weighted return (gross of certain investment fees) for the third quarter of the 2019-2020 fiscal year was 5.28 percent for the three-month period ended December 31, 2019, with an estimated value of $225.9 billion. This reflects unaudited data for the invested assets of the System. The value of the invested assets changes daily.

pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation used by the Retirement Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2019. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2019 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected loss for FY 2019, 40 percent of the unexpected gain for FY 2018, 60 percent of the unexpected gain for FY 2017, and 80 percent of the unexpected loss for FY 2016. The asset valuation method smooths gains and losses based on the market value of all investments. Actuarial assets increased from $206.7 billion on April 1, 2018 to $213.0 billion on April 1, 2019.

The ratio of fiduciary net position to the total pension liability for ERS, as of March 31, 2019, calculated by the System’s Actuary, was 96.3 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2019, calculated by the System’s Actuary, was 95.1 percent.10

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (RSSL) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS will be incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year, while costs for employees in PFRS will be distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits that are newly incurred in a given fiscal year. The ERS cost to the State (including costs covered for local ERS) was $16 million in FY 2020 based on actual credit purchased through December 31, 2019. DOB currently estimates annual ERS costs of $7 million in FY 2021 and beyond, as additional veterans become eligible to purchase the credit.

The FY 2021 ERS/PFRS pension estimate of $2.3 billion is based on the State Comptroller’s February 7, 2020 report, which reflects a reduction in the assumed rate of return and other increases, partially offset by the use of a new mortality improvement scale and lower cost Tier 6 entrants. The estimate also reflects paying the pension bill in May 2020, which will result in interest savings. The State will continue to pay $432 million towards the balance outstanding on prior-year deferrals. OSC does not forecast pension liability estimates beyond the budget year, thus estimates for FYs 2022 and beyond are developed by DOB. DOB’s forecast includes growth in the salary base consistent with collective bargaining agreements and a stable rate of return. The current Financial Plan forecast does not reflect the potential losses in asset value as a result of the COVID-19 outbreak and recession.

Other Post-Employment Benefits. State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either NYSHIP or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (PAYGO) basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board (GASB) Statement (GASBS) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions that are required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires the full liability be recognized. As a result, the March 31, 2018 ending net positive position of $28.6 billion (previously reported using GASBS 45) in the State’s governmental activities was restated to an April 1, 2018 beginning net deficit position of $3.3 billion upon the implementation of GASBS 75.

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The System previously disclosed a funded ratio in accordance with GASB Statements 25 and 27, which have been amended by GASB Statements 67 and 68. The GASB Statements 67 and 68 amendments had the effect, among other things, of no longer requiring the disclosure of a funded ratio. GASB now requires the disclosure of the ratio of the fiduciary net position to the total pension liability. This ratio is not called a funded ratio and is not directly comparable to the funded ratio disclosed in prior years.

The State’s total OPEB liability equals the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represent the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2019, the total ending OPEB liability for FY 2019 is $63.4 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability as of March 31, 2019 was measured as of March 31, 2018 and was determined using an actuarial valuation as of April 1, 2017, with update procedures used to roll forward the total OPEB liability to March 31, 2018. The total beginning OPEB liability for FY 2019 was $66.5 billion ($53.5 billion for the State and $13 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate at March 31 (3.86 percent in FY 2018 and 3.89 percent in FY 2019). The total OPEB liability declined by $3.1 billion during FY 2019, primarily attributable to the difference between expected and actual experience.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees and has not funded a qualified trust or its equivalent as defined in GASBS 75. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The FY 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”), a qualified trust under GASBS 75, that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The Financial Plan does not currently include any deposits to the Trust Fund.

GASBS 75 is not expected to alter the Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation. Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Financial Plan.

Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and geographic information systems, and annually assesses the implementation of security policies and standards to ensure compliance through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful at guarding against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems, State and local infrastructure, and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the Department of Financial Services (DFS) are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities. The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State financial projections. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

The wide-ranging economic, health, and social disruptions caused by the COVID-19 outbreak are having an adverse impact on State authorities and localities, including the Metropolitan Transportation Authority (MTA) and the City of New York. The aid-to-localities reductions that will need to be taken as set forth in the Financial Plan may material and adversely affect the financial position of the MTA, the City of New York, and other localities.

Bond Market. Successful implementation of the Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. Since the outbreak of the COVID-19 pandemic in the United States, the municipal bond market has experienced significant disruption. The Federal CARES Act created the MLF which authorizes the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain local governments. The success of projected public sales will be subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax-exempt financing, including advance refundings for debt service savings when interest rates are favorable.

Debt Reform Act. The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for a maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. DOB, as administrator of the Act, determined that the State was in compliance with the statutory caps in the most recent calculation period.

The Enacted Budget suspends the Debt Reform Act for FY 2021 issuances as part of the State response to the COVID-19 pandemic. Accordingly, any borrowing initiated in FY 2021 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. The suspension of the Debt Reform Act also includes up to $8 billion of PIT notes and that were authorized as part of the Enacted Budget, as well as any short or long-term refinancing of such borrowings in future years.

Current projections anticipate that debt outstanding and debt service will continue to remain below limits imposed by the Debt Reform Act due to the suspension of the debt cap during FY 2021. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $6.2 billion in FY 2020 to a low point of $2.3 billion in FY 2024. This calculation excludes all issuances in FY 2021 but includes the estimated impact of funding increased capital commitment levels with State bonds after FY 2021. The cost of debt issued after April 1, 2000 and subject to the statutory cap is projected at $5.1 billion in FY 2021, or roughly $3.8 billion below the statutory debt service limit.

The projected debt capacity under the debt outstanding cap depends on expected growth in State personal income. The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. The BEA increased its Calendar Year 2017 personal income estimate for New York by $70 billion from March to October 2018, resulting in a $2.8 billion increase in debt outstanding capacity. Notably, this material fluctuation in statutory debt capacity occurred between the end of FY 2018, when debt outstanding is measured, and the final compliance determination in October 2018. While, in this instance, the State benefitted from the significant increase in BEA’s estimate of New York State personal income, this volatility could have compromised the State’s ability to manage within its statutory debt cap had the personal income estimate been unexpectedly revised downward by a similar amount. Absent such swings in personal income estimates, the State traditionally has relied on adjustments to capital spending priorities and debt financing practices to preserve available debt capacity and stay within the statutory limits.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. The volatility in New York State personal income estimates has prompted DOB to reexamine the way BEA calculates personal income, in particular the apportionment of income among states. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency. Therefore, including the BEA personal income residency adjustment in the debt cap calculation reduces alignment with the State tax base and understates the PIT revenues available to support State-supported debt. To date, in administering the debt reform cap, DOB has used State personal income, as reduced by the BEA residency adjustment, in debt outstanding cap calculations and projections, which correspondingly reduces the State’s debt capacity under the Debt Reform Act.

Changes in the State’s available debt capacity reflect the Enacted Budget’s suspension of the Debt Reform Act for FY 2021 issuances in response to the COVID-19 pandemic, as discussed previously. In addition, debt capacity is impacted by personal income forecast adjustments, debt amortizations, and bond sale results. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (DASNY) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2020, there were approximately $135 million of bonds outstanding for this program.

Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $157 million for debt service costs, with an additional $29 million expected in February 2020. DASNY estimates that the State will pay debt service costs of approximately $32 million in FY 2021, $27 million in FY 2022, $21 million in both FY 2023 and FY 2024, and $13 million in FY 2025. These amounts are based on the actual experience to date of the participants in the program and would cover debt service costs for one hospital whose debt service obligation was discharged in bankruptcy, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. The State has estimated additional exposure of up to $6 million annually, if all hospitals in the program failed to meet the terms of their agreements with DASNY, and if available reserve funds were depleted.

Economic and Demographic Trends

The U.S. and Global Economy. The rapid spread of COVID-19 has evolved into a pandemic disrupting global trade flows, supply chains, business and household demand, travel, and drastically lowering equity and commodity prices. Worldwide lockdowns have sent most major economies into, or near, a recession. The global monetary, fiscal, and health care policy responses have been swift and, in many cases, unprecedented. According to the International Monetary Fund, (IMF), the global economy will be in a deep recession in 2020.

U.S. Economic Forecast.11 The policy developments surrounding the rapid spread of COVID-19 have driven DOB’s U.S. economic outlook into recessionary territory. With social distancing programs put in place by various states, business closures, employee furloughs and layoffs on the rise, DOB expects that U.S. real GDP growth will contract in the first three quarters of calendar year 2020. There were noticeable signs of financial and economic stress during the latter part of February, and by the end of March 2020 it was clear that the U.S. economy was entering a recession.

U.S. real GDP is expected to have declined 5.0 percent in the first quarter of calendar year 2020, followed by a deep contraction of 24.5 percent in the second quarter, and another contraction of 8.0 percent in the third quarter. DOB currently projects real GDP to rebound and grow 7.1 percent in the fourth quarter of 2020. The peak-to-trough decline (fourth quarter 2019 to third quarter 2020) in real GDP is 9.4 percent. Real GDP for 2020 is estimated to decline 5.7 percent. As the economy recovers, real GDP growth is expected to surge in the first half of 2021 before slowing to 3.5 percent by the fourth quarter of 2021. The projection of 2021 real GDP growth is 2.8 percent. In terms of levels, real GDP does not surpass its recent peak in the fourth quarter of 2019 until the second half of 2022.

The Federal Reserve has taken unprecedented actions designed to mitigate the stress on credit markets and ensure that financial institutions, firms, households, and state and local governments have enough liquidity and funds. On March 3, the Federal Reserve cut the Federal funds rate by 50 basis points, and then cut rates again by 100 basis points on March 15 sending the target range of the Federal funds rate to 0 - 0.25 percent. On March 23, the Federal Reserve committed to using its full range of tools to support the U.S. economy, including unlimited amount of quantitative easing (QE), corporate bond purchases through special purpose vehicles (SPVs), the issuance of asset-backed securities (ABS) backed by consumer and business loans, and the expansion of money market funds to cover municipal bonds in order to assist in State and local government liquidity.

To limit the economic and financial damage to the U.S. economy due to the COVID-19 pandemic, on March 6, 2020 the Coronavirus Preparedness and Response Supplemental Appropriations Act was enacted by Congress and provided $8 billion in emergency funding for Federal agencies. The Families First Coronavirus Response Act, passed on March 18, 2020 provided $192 billion in relief measures such as payroll tax credits, and funding to state governments by increasing Federal matching requirements for Medicaid. The CARES Act, passed on March 26, 2020 provided business and household income stabilization equal to $2.3 trillion, which is the single largest spending measure passed by Congress in U.S. history. The major provisions of the CARES Act are one-time checks to qualifying individuals, expanded unemployment insurance, small business loans and grants, grants to specific industries, business tax cuts, loans to large businesses, states and municipalities, and support to health care institutions and employees.

Claims for unemployment insurance benefits, a leading indicator of labor market conditions, skyrocketed in the second half of March through the first three weeks of April 2020, bringing the five-week total to approximately 26.5 million. This number of initial claims is record breaking for a five-week period and surpasses the nonfarm job gains from October 2010 through February 2020. The employment report released on April 3, 2020 indicated 701,000 nonfarm job losses in March 2020 after 244,500 average monthly job gains for the first two months of the year. The March unemployment rate spiked 0.9 percentage point to 4.4 percent in March 2020, from a historical low of 3.5 percent in February 2020. The March job report was worse than expected, however, it accounted for only

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DOB’s US Macro forecast incorporates the third estimate of 2019 fourth quarter GDP report released on March 26, 2020; February 2020 BEA personal income and outlays report released on March 27, 2020; February 2020 employment report released on March 6, 2020; and February 2020 CPI report released on March 11, 2020.

partial impact on the labor market since the survey was conducted around March 12, 2020. There has been a significant level of hiring freezes, furloughs, and layoffs since mid-March 2020. Sixty-five percent of the March job losses were in the leisure and hospitality sector which includes restaurants, bars and hotels, consistent with the abrupt stop of economic activity to contain the spread of COVID-19. Retail trade employment fell by 46,000 in March and more losses are likely as several large department stores have announced layoffs and furloughs in the weeks following the March employment survey. Manufacturing and construction employment are also likely to see more significant declines when April results are available, as many motor vehicle assembly plants are expected to close, and stay-at-home orders restrain workers from construction projects.

Looking ahead, DOB expects the national employment situation to substantially deteriorate over the next three quarters of 2020. Nonfarm payroll employment is expected to decline 5.3 percent in 2020 before a 2.4 percent gain in 2021. Meanwhile, the unemployment rate is expected to climb to 9.2 percent for 2020, the highest since 2011. As the economy recovers, the unemployment rate is expected to drop to 8.0 percent in 2021. Due to falling oil prices and weak demand, DOB’s CPI inflation outlook is only 0.8 percent for 2020.

Consumer spending is expected to drop sharply in the second quarter of 2020 while recovering at a stronger growth rate than real GDP in the latter part of the year. Real residential investment growth, which has been a bright spot in the economy since the third quarter of 2019, is expected to be in negative territory for the rest of 2020. Real nonresidential fixed investment growth due to trade policy uncertainty, slowing global growth, production delays of the Boeing 737 Max aircraft, and a global manufacturing downturn.

With factory closures, and production slowdowns, real nonresidential fixed investment growth is expected to fall dramatically in the second and third quarters of 2020 before reaching positive territory in the first quarter of 2021. Real exports and imports are also expected to shrink during the first three quarters of 2020 but will likely recover sooner than nonresidential fixed investment.

The current forecast represents a dramatic downward revision to the U.S. economic outlook compared to DOB’s forecast released in February 2020. As expected, downward revisions are attributed to the COVID-19 pandemic. The uncertainty surrounding this pandemic weigh the risks to the downside. Upside risks include further business and income stabilization legislation from Congress and the timely containment of the COVID-19 virus.

The New York Economy. New York State and especially New York City have been impacted particularly hard by the COVID-19 pandemic. Coronavirus fears, travel bans, and regulations that limit social gatherings caused a wide range of business sectors to cease operations, especially retail trade and leisure and hospitality. The abrupt halt of economic activity in most industries continues to lead to layoffs and furloughs. As a result, private sector employment in New York State is expected to shed jobs starting from the first quarter of 2020 through the first quarter of 2021 on a year-over-year basis. Employment is expected to decline 7.5 percent in 2020 and recover in 2021 to a growth rate of 3.1 percent.

Due to global economic and financial uncertainties, the S&P 500 equity price index is expected to decline 14.7 percent in 2020. Finance and insurance sector bonuses are expected to decline 50.4 percent in FY 2021. The outlook for total bonuses is slightly less negative, with a projected of decline 44.9 percent in FY 2021. Total wages are expected to decline 7.2 percent in FY 2021.

State property income and proprietor’s income are projected to decline 9.1 percent and 5.3 percent, respectively, in FY 2021. The CARES Act relief payments to individuals across the nation are estimated by the Joint Committee of Taxation to be $292.4 billion. These payments are reflected within State transfer income as early as the second quarter of 2020, driving up State transfer income by approximately 23 percent in FY 2021. On balance, State personal income is projected to decline 2.2 percent in FY 2021, followed by a projected growth of 1.8 percent in FY 2022.

All the risks to the U.S. forecast apply to the State forecast as well. The coronavirus pandemic and weak global growth are contributing to increased market volatility and restraining equity prices growth over the near term. As the nation’s financial capital, both the volume of financial market activity and volatility in equity markets pose a particularly significant degree of risk for the New York State economy. Since the New York City area became the epicenter of the COVID-19 outbreak in the U.S., a prolonged impact of the virus would threaten economic growth within the City and overall State. More-than-expected layoffs could pose a significant downside risk to our employment and wage outlook. Upside risks such as the faster than expected containment of the virus, stronger equity markets growth could result in higher employment and wage growth.

APPENDIX B

RATINGS OF INVESTMENTS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C

PROXY VOTING POLICIES – BLACKROCK CLOSED-END FUNDS

Effective Date: October 1, 2020

Applies to the following types of Funds registered under the 1940 Act:

☐	Open-End Mutual Funds (including money market funds)

☐	Money Market Funds Only

☐	iShares ETFs

☒	Closed-End Funds

☐	Other

The Boards of Trustees/Directors (the “Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock. BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided, however, that in the case of underlying closed-end funds (including business development companies and other similarly-situated asset pools) held by the Funds that have, or are proposing to adopt, a classified board structure, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

BlackRock Investment Stewardship

Global Corporate Governance & Engagement Principles

January 2020

BlackRock

If you would like additional information, please contact:

ContactStewardship@blackrock.com

INTRODUCTION TO BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.

Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.

We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.

CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure

•

supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

•	ensuring the integrity of financial statements

•	making independent decisions regarding mergers, acquisitions and disposals

•	establishing appropriate executive compensation structures

•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current or former employment at the company or a subsidiary within the past several years

•	being, or representing, a shareholder with a substantial shareholding in the company

•	interlocking directorships

•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.

Auditors and audit-related issues

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third-party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.

In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•

Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•

Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

This document is provided for information purposes only and must not be relied upon as a forecast, research, or investment advice. BlackRock is not making any recommendation or soliciting any action based upon the information contained herein and nothing in this document should be construed as constituting an offer to sell, or a solicitation of any offer to buy, securities in any jurisdiction to any person. This information provided herein does not constitute financial, tax, legal or accounting advice, you should consult your own advisers on such matters.

The information and opinions contained in this document are as of January 2020 unless it is stated otherwise and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Although such information is believed to be reliable for the purposes used herein, BlackRock does not assume any responsibility for the accuracy or completeness of such information. Reliance upon information in this material is at the sole discretion of the reader. Certain information contained herein represents or is based upon forward-looking statements or information. BlackRock and its affiliates believe that such statements and information are based upon reasonable estimates and assumptions. However, forward-looking statements are inherently uncertain, and factors may cause events or results to differ from those projected. Therefore, undue reliance should not be placed on such forward-looking statements and information.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

BlackRock Investment Stewardship

Corporate governance and proxy voting guidelines for U.S. securities

January 2020

BlackRock

If you would like additional information, please contact:

ContactStewardship@blackrock.com

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

BOARDS AND DIRECTORS

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

•

Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

•

Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*	In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

•

The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee.

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors

Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

AUDITORS AND AUDIT-RELATED ISSUES

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

CAPITAL STRUCTURE PROPOSALS

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.

These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

EXECUTIVE COMPENSATION

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

ENVIRONMENTAL AND SOCIAL ISSUES

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

GENERAL CORPORATE GOVERNANCE MATTERS

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.

SHAREHOLDER PROTECTIONS

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

This document is provided for information or educational purposes only and does not constitute legal advice. Professional legal advice should be obtained before taking or refraining from any action as a result of the contents of this document.

The information and opinions contained in this document are as of January 2020 unless it is stated otherwise and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, are not necessarily all inclusive and are not guaranteed as to accuracy.

PART C: OTHER INFORMATION

ITEM 15. Indemnification

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, a copy of which was filed as an exhibit to the Pre-Effective Amendment No. 3 to the Registration Statement on Form N-14 on July 25, 2001, and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on October 29, 2010, provides for indemnification, as set forth below:

Article V (Limitations of Liability and Indemnification) of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

1.24    No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

1.25    Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(1)    Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(2)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(3)    The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(4)    Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

1.26    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

1.27    No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

1.28    Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in the Charter or in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these By laws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

The Registrant has also entered into an agreement with directors and officers of the Registrant entitled to indemnification under the charter of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the charter of the Registrant to the maximum extent permitted by law.

Reference is also made to Sections 10 and 11 of the Registrant’s Investment Management Agreement.

Additionally, the Registrant and the other funds in the BlackRock Fixed Income Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)	Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 2(a) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 filed on July 25, 2001.

(b)	Statement of Preferences of Variable Rate Muni Term Preferred Shares dated March 21, 2012 is incorporated herein by reference to Exhibit 77Q1(a) to Registrant’s Annual Report for Registered Investment Companies on Form N-SAR filed on October 9, 2012.

(c)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated September 30, 2014 is incorporated herein by reference to Exhibit 77Q1(a) to Registrant’s Annual Report for Registered Investment Companies on Form N-SAR filed on March 27, 2015.

(d)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated January 29, 2015 is incorporated herein by reference to Exhibit 77Q1(a) to Registrant’s Annual Report for Registered Investment Companies on Form N-SAR filed on March 29, 2016.

(e)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated April 13, 2016 is incorporated herein by reference to Exhibit 77Q1(a) to Registrant’s Annual Report for Registered Investment Companies on Form N-SAR filed on September 28, 2016.

(f)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated September 28, 2018 is incorporated herein by reference to Attachment G.1.b.i to Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 11, 2019.

(g)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated September 26, 2019 is incorporated herein by reference to Attachment G.1.b.i to Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 13, 2020.

(h)	Amendment to Statement of Preferences of Variable Rate Muni Term Preferred Shares dated April 2, 2020 is incorporated herein by reference to Attachment G.1.b.i to Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 13, 2020.

(2)	Amended and Restated Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.1 to Registrant’s Form 8-K filed on October 29, 2010.

(3)	Voting Trust Agreement of VMTP Holder – filed herewith

(4)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Joint Proxy Statement/Prospectus

(5)	Selected Provisions of the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant Defining the Rights of Shareholders are incorporated by reference to Exhibit 1(a) and Exhibit 2(a) above

(6)(a)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC dated September 29, 2006 – filed herewith

(b)	Amended and Restated Master Advisory Fee Waiver Agreement – filed herewith

(c)	Amendment No. 1 to Amended and Restated Master Advisory Fee Waiver Agreement – filed herewith

(d)	Amendment No. 2 to Amended and Restated Master Advisory Fee Waiver Agreement – filed herewith

(7)	Not applicable

(8)	BlackRock Fixed-Income Complex Amended and Restated Deferred Compensation Plan – filed herewith

(9)	Form of Master Custodian Agreement – filed herewith

(10)	Not applicable

(11)	Opinion and Consent of Special Counsel for the Registrant – filed herewith

(12)(a)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock New York Municipal Income Quality Trust and the Registrant – filed herewith

(b)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock New York Municipal Income Trust II and the Registrant – filed herewith

(13)(a)	Form of Amended and Restated Transfer Agency and Service Agreement – filed herewith

(b)	Form of Administration and Accounting Services Agreement – filed herewith

(c)	Form of Securities Lending Agreement – filed herewith

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, BlackRock New York Municipal Income Quality Trust and BlackRock New York Municipal Income Trust II – filed herewith

(15)	Not applicable

(16)	Power of Attorney of the Board of Trustees incorporated herein by reference to Exhibit 16 to Registrant’s Registration Statement on Form N-14 filed on August 3, 2020.

(17)	Form of Proxy Card for Common Shares of the Funds – filed herewith

ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of October, 2020.

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

BY:	/s/ JOHN M. PERLOWSKI
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 30th day of October, 2020.

Signature	Title

/S/ JOHN M. PERLOWSKI John M. Perlowski	Trustee, President and Chief Executive Officer (Principal Executive Officer)

/S/ NEAL J. ANDREWS Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)

MICHAEL J. CASTELLANO* Michael J. Castellano	Trustee

RICHARD E. CAVANAGH* Richard E. Cavanagh	Trustee

CYNTHIA L. EGAN* Cynthia L. Egan	Trustee

FRANK J. FABOZZI* Frank J. Fabozzi	Trustee

R. GLENN HUBBARD* R. Glenn Hubbard	Trustee

W. CARL KESTER* W. Carl Kester	Trustee

CATHERINE A. LYNCH* Catherine A. Lynch	Trustee

KAREN P. ROBARDS* Karen P. Robards	Trustee

ROBERT FAIRBAIRN* Robert Fairbairn	Trustee

*By:	/S/ JANEY AHN (Janey Ahn, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(3)	Voting Trust Agreement of VMTP Holder

(6)(a)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC dated September 29, 2006

(6)(b)	Amended and Restated Master Advisory Fee Waiver Agreement

(6)(c)	Amendment No. 1 to Amended and Restated Master Advisory Fee Waiver Agreement

(6)(d)	Amendment No. 2 to Amended and Restated Master Advisory Fee Waiver Agreement

(8)	BlackRock Fixed-Income Complex Third Amended and Restated Deferred Compensation Plan

(9)	Form of Master Custodian Agreement

(11)	Opinion and Consent of Special Counsel for the Registrant

(12)(a)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock New York Municipal Income Quality Trust and the Registrant

(12)(b)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock New York Municipal Income Trust II and the Registrant

(13)(a)	Form of Amended and Restated Transfer Agency and Service Agreement

(13)(b)	Form of Administration and Accounting Services Agreement

(13)(c)	Form of Sixth Amended and Restated Securities Lending Agreement

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, BlackRock New York Municipal Income Quality Trust and BlackRock New York Municipal Income Trust II

(17)	Form of Proxy Card for Common Shares of the Funds